UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Item 1. June 30, 2020 Semiannual Reports transmitted to shareholders.

June 30, 2020

William Blair Funds
Semiannual Report

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the William Blair Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.williamblairfunds.com/investor_services/prospectus_reports_forms.fs), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary or, if you are a direct investor, by calling 1-800-635-2886.
You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling 1-800-635-2886. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

June 30, 2020	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2020

U.S. Growth Market Review and Outlook

While COVID-19 was the dominant force affecting the economy and equities year-to-date, the tenor of the market was dramatically different in the first and second quarters of the year.

During the first quarter, equities declined rapidly as market participants digested the magnitude of the economic impact of COVID-19. Stay-at-home directives effectively shut down many segments of the economy. First quarter GDP declined 5% and the unemployment rate spiked to almost 15%. This was the most dramatic decline in GDP and the sharpest rise in unemployment in the post-World War II period.

After bottoming in mid-March, equity returns were robust during the second quarter. This was predominately the result of massive amounts of fiscal and monetary stimulus, coupled with improving COVID-19 trends, optimism regarding vaccine development and progress toward re-opening the economy. The Federal Reserve (Fed) responded quickly and dramatically in an attempt to limit economic damage. With the federal funds rate near zero and purchases of both government and corporate bonds, the Fed balance sheet has expanded by over $3 trillion since the pandemic began. The Fed’s actions, paired with unprecedented levels of fiscal stimulus, supported strong demand for equities and a decline in fixed income spreads.

The strength of the recovery brought several market indices into positive territory for the first half of the year. The S&P 500 was down close to 20% in the first quarter and regained nearly all of the lost ground, returning over 20% during the second quarter - its highest quarterly gain since 1998.

Despite the recovery of the equity market, significant uncertainty remains as we emerge from an economic shutdown amidst an ongoing global health pandemic. The economic trajectory of the U.S. is unclear as some states begin to re-open while others retrench in response to rising COVID-19 infections. Early signs of economic improvement could prove fleeting as unemployment benefits expire and potential structural changes could leave some workers permanently out of work. Possible offsets to these challenges include the development of a vaccine and the lagged impact of monetary and fiscal stimulus. These factors, together with social unrest and a contentious forthcoming U.S. presidential election, leave corporate management teams with limited certainty.

As long-term investors, we are reminded more than ever that companies with superior management, high barriers to entry, differentiated products or services, and the financial flexibility to invest through uncertainty should ultimately prevail. We continually seek to identify companies that we believe will come out the other side of this unprecedented period stronger, with increased market share and profitability, regardless of the shape and duration of the broader recovery. While non-fundamental factors can create short-term volatility, the foundational belief upon which our portfolio is built is that earnings and cash flows are the determinants of long-term value creation and stock performance.

June 30, 2020	William Blair Funds	3

U.S. Value Market Review and Outlook

While COVID-19 was the dominant force impacting the economy and equities during the first half of 2020, market sentiment was dramatically different between the first and second quarters of the year.

During the first quarter, equities declined dramatically as economic activity was brought to an abrupt halt due to the implementation of shelter-in-place directives in an effort to curb the spread of the virus. With a large percentage of the U.S. economy essentially closed due to this health care related shock, first quarter GDP declined 5% and the unemployment rate spiked to almost 15%. This was the most dramatic decline in GDP and the sharpest rise in unemployment in the post-World War II period.

After the market bottomed in mid-March, equity returns rebounded swiftly in the second quarter. The dramatic reversal in the equity market was a function of massive amounts fiscal and monetary stimulus, improving virus trends, positive health care news on potential vaccines, and optimism regarding economic re-opening, and the hope that the recession would be short-lived.

Policymaker response to this pandemic has been unprecedented in many respects. The Federal Reserve (Fed) has been particularly aggressive in escalating the degree of support broadly across asset classes. These moves seem to have provided more economic support and market liquidity than initially anticipated. While the re-opening of the U.S. economy has provided some positive economic data-points, the Fed appears fully committed to employing any means necessary to provide market liquidity and mitigate the economic fallout from the COVID-19 pandemic.

Despite the swift recovery in the equity market, it is impossible to predict how this COVID-driven recession will play out. Investor confidence will likely hinge on additional fiscal and monetary stimulus efforts and the availability of forward guidance from company management regarding how the shutdown will impact future earnings. We believe that there are numerous risks that are likely to impact the pace and duration of the domestic economy recovery, including the upcoming U.S. presidential election, further increase in virus cases, mass unemployment, corporate bankruptcies, re-emergence of U.S.-China tensions, civil unrest, and vaccine delays.

The pandemic-related lockdowns are starving many businesses of revenue and, where corporate debt levels are high, inability to service debt may likely result in an escalation in the number of corporate bankruptcies. Although all fifty states have taken measures to ease lockdowns, some have retrenched in response to rising COVID-19 infections. This causes us to question the strength of any subsequent economic rebound and the potential longer-term impacts due to fundamental changes in social behavior.

We continue to focus on companies with increasingly stronger balance sheets given our concern about corporate debt levels and expectations for increased market volatility. We believe these companies will be able to endure this unprecedented period and emerge from this crisis stronger and with increased market share, regardless of the trajectory of the broader economic recovery. While non-fundamental factors can create short-term volatility, the foundational belief upon which our Fund is built is that superior capital stewardship, as characterized by strong cash flows and improving or sustainable return on invested capital, are the determinants of long-term value creation and stock performance.

4	Semiannual Report	June 30, 2020

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording

The William Blair Growth Fund (Class N shares) posted a 7.72% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 8.98%.

Despite adding value during the first quarter market sell off, the Fund trailed its benchmark on a year-to-date basis due to a combination of style dynamics and stock-specific factors. From a style perspective, our typical underweight to larger market capitalization stocks, specifically mega caps, relative to the Index was a headwind during the quarter as mega cap stocks outperformed. This headwind was partially offset by our higher growth bias as stocks with higher growth profiles generally outperformed during the period. From a stock-specific perspective, our top detractors included Brink’s Company (Industrials), Coca-Cola (Consumer Staples), Laureate Education (Consumer Discretionary) and Raytheon (Industrials). COVID-19 related closures weighed on Brink’s Company, a global cash management services company, most notably as it related to revenues derived from retail locations that were either temporarily closed or operating on a limited basis. Beverage company Coca-Cola lagged as it continued to face revenue headwinds resulting from COVID-19 driven store and restaurant closures. Stock selection in Information Technology, including our position in Sabre Corp and not owning Apple, one of the largest positions in the benchmark, created a significant headwind to relative performance. We believe the high-end smart phone, tablet and PC markets, which are significant sources of revenue for the company, have largely matured, limiting Apple’s ability to materially grow revenues and operating profits over the longer term, notwithstanding its near-term opportunity for a 5G driven upgrade cycle, also detracted from the Fund’s relative returns. Conversely, our top individual contributor during the period was Amazon (Consumer Discretionary). E-commerce website Amazon continued to benefit from COVID-19 related tailwinds, including increased consumer demand and the rapid shift to e-commerce and online shopping. Other top contributors included Horizon Therapeutics (Health Care), which benefitted from robust growth of the company’s newly launched drug Tepezza (as well as broad based strength across the rest of the business), BJ’s Wholesale Club (Consumer Staples), Etsy (Consumer Discretionary) and Virtu Financial (Financials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2020	William Blair Funds	5

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	7.72%	16.17%	18.66%	13.46%	14.65%	—
Class I	7.91	16.47	18.98	13.80	15.01	—
Class R6	7.99	16.65	—	—	—	16.61%
Russell 3000® Growth Index	8.98	21.94	18.21	15.23	16.92	19.35
S&P 500® Index	(3.08)	7.51	10.73	10.73	13.99	7.31

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

6	Semiannual Report	June 30, 2020

Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—37.5%
*	Adobe, Inc.	17,532	$7,632
*	Advanced Micro Devices, Inc.	65,822	3,463
*	Alarm.com Holdings, Inc.	31,712	2,055
*	Arista Networks, Inc.	20,623	4,331
	Dolby Laboratories, Inc.	34,533	2,275
	Fidelity National Information Services, Inc.	40,947	5,491
*	Inphi Corporation	14,404	1,692
	Mastercard, Inc. Class “A”	35,743	10,569
	Microsoft Corporation	122,155	24,860
*	MongoDB, Inc.	8,437	1,910
	National Instruments Corporation	81,576	3,158
*	Nice, Ltd. - ADR	13,668	2,586
*	PayPal Holdings, Inc.	36,405	6,343
	Perspecta, Inc.	99,820	2,319
*	Pure Storage, Inc.	249,468	4,323
	Texas Instruments, Inc.	44,270	5,621
*	Verra Mobility Corporation	117,183	1,205
*	Workday, Inc.	19,604	3,673
			93,506
	Health Care—14.9%
	Abbott Laboratories	44,724	4,089
	Agilent Technologies, Inc.	45,389	4,011
*	Codexis, Inc.	61,640	703
*	Horizon Therapeutics plc†	84,259	4,683
*	Illumina, Inc.	7,106	2,632
*	Penumbra, Inc.	8,981	1,606
*	Quidel Corporation	7,197	1,610
	STERIS plc†	12,217	1,875
	Stryker Corporation	16,269	2,931
	Teleflex, Inc.	5,141	1,871
	UnitedHealth Group, Inc.	27,608	8,143
	Zoetis, Inc.	22,226	3,046
			37,200
	Consumer Discretionary—13.9%
	Advance Auto Parts, Inc.	20,170	2,873
*	Amazon.com, Inc.	7,912	21,828
*	Burlington Stores, Inc.	11,370	2,239
*	Etsy, Inc.	23,284	2,474
*	Grand Canyon Education, Inc.	19,656	1,779
*	Laureate Education, Inc.	142,194	1,417
*	Ulta Beauty, Inc.	10,281	2,091
			34,701
	Communication Services—9.4%
	Activision Blizzard, Inc.	62,172	4,719
*	Alphabet, Inc. Class “A”	10,727	15,211
*	Live Nation Entertainment, Inc.	33,052	1,465
*	Take-Two Interactive Software, Inc.	15,059	2,102
			23,497
	Industrials—8.5%
	BWX Technologies, Inc.	69,905	3,959
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Industrials—(continued)
*	Copart, Inc.	48,534	$4,041
*	CoStar Group, Inc.	5,770	4,101
	Fortive Corporation	46,750	3,163
	Luxfer Holdings plc†	101,664	1,439
	The Brink’s Co.	45,087	2,052
*	Trex Co., Inc.	19,172	2,494
			21,249
	Consumer Staples—6.0%
*	BJ’s Wholesale Club Holdings, Inc.	89,221	3,325
	Costco Wholesale Corporation	12,156	3,686
	The Coca-Cola Co.	105,001	4,692
	The Estee Lauder Cos., Inc. Class “A”	16,511	3,115
			14,818
	Financials—3.5%
	Aon plc†	16,269	3,133
	Ares Management Corporation	69,157	2,746
	Virtu Financial, Inc.	118,190	2,789
			8,668
	Materials—3.1%
	Ball Corporation	66,073	4,591
	Linde plc†	14,696	3,117
			7,708
	Real Estate—1.4%
	SBA Communications Corporation	11,975	3,568
	Energy—1.1%
	Cameco Corporation†	273,623	2,805
	Total Common Stocks—99.3% (cost $148,062)		247,720

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $1,884, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $1,922	$1,884	1,884
	Total Repurchase Agreement—0.8% (cost $1,884)		1,884
	Total Investments—100.1% (cost $149,946)		249,604
	Liabilities, plus cash and other assets—(0.1)%		(271)
	Net assets—100.0%		$249,333

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	7

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 9.63% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 9.81%.

As a result of adding value during the first quarter market sell off, the Fund modestly outperformed its benchmark during the year-to-date period due to a combination of style dynamics and stock specific factors. From a style perspective, our higher valuation exposure, driven by the Fund’s secular growth bias, was a tailwind as stocks with higher valuations generally outperformed during the period. From a stock-specific perspective, our top two contributors were PayPal Holdings (Information Technology), which reported strong revenue acceleration and record levels of new client additions and transactions as it continued to benefit from the rapid transition to e-commerce and digital payments, and Amazon (Consumer Discretionary). E-commerce website Amazon continued to benefit from COVID-19 related tailwinds including increased consumer demand and the rapid shift to e-commerce and online shopping. Other notable contributors included Activision Blizzard (Communication Services), Veeva Systems (Health Care) and Adobe (Information Technology). Additionally, not owning Apple was the largest detractor from relative returns during the period. We believe the high-end smart phone, tablet and PC markets, which are significant sources of revenue for the company, have largely matured, limiting Apple’s ability to materially grow revenues and operating profits over the longer term. Conversely, our top detractors included Live Nation Entertainment (Communication Services), Starbucks Corporation (Consumer Discretionary), Coca-Cola (Consumer Staples), Stryker (Health Care) and Fortive Corp. (Industrials). Live Nation, a global leader in live entertainment, lagged as social distancing measures negatively impacted the company’s ability to conduct live events. COVID-19 related store closures weighed on Starbucks, impacting the company’s revenues during the period.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

8	Semiannual Report	June 30, 2020

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	9.63%	20.14%	22.15%	16.15%	17.24%	—
Class I	9.76	20.45	22.44	16.44	17.54	—
Class R6	9.83	20.50	—	—	—	21.42%
Russell 1000® Growth Index	9.81	23.28	18.99	15.89	17.23	20.47

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2020	William Blair Funds	9

Large Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—41.9%
	Accenture plc†	84,890	$18,228
*	Adobe, Inc.	44,380	19,319
*	Advanced Micro Devices, Inc.	263,228	13,848
	Fidelity National Information Services, Inc.	84,700	11,357
*	Guidewire Software, Inc.	77,230	8,561
	Intuit, Inc.	44,760	13,258
	Lam Research Corporation	39,000	12,615
	Mastercard, Inc. Class “A”	82,700	24,454
	Microsoft Corporation	266,900	54,317
*	PayPal Holdings, Inc.	144,230	25,129
	Texas Instruments, Inc.	131,540	16,702
			217,788
	Consumer Discretionary—15.9%
*	Amazon.com, Inc.	16,490	45,493
	Marriott International, Inc.	63,480	5,442
	NIKE, Inc. Class “B”	169,830	16,652
	Starbucks Corporation	203,860	15,002
			82,589
	Health Care—13.7%
	Abbott Laboratories	135,850	12,421
*	Illumina, Inc.	29,870	11,062
	Stryker Corporation	84,180	15,168
	UnitedHealth Group, Inc.	70,330	20,744
	Zoetis, Inc.	87,590	12,003
			71,398
	Communication Services—9.9%
	Activision Blizzard, Inc.	182,310	13,837
*	Alphabet, Inc. Class “A”	19,260	27,312
*	Alphabet, Inc. Class “C”	816	1,154
*	Live Nation Entertainment, Inc.	213,270	9,454
			51,757
	Industrials—7.4%
*	Copart, Inc.	175,830	14,641
	Equifax, Inc.	73,970	12,714
	Fortive Corporation	162,220	10,976
			38,331
	Consumer Staples—5.4%
	Costco Wholesale Corporation	24,480	7,423
	The Coca-Cola Co.	278,210	12,430
	The Estee Lauder Cos., Inc. Class “A”	42,590	8,036
			27,889
	Financials—3.7%
	Aon plc†	45,230	8,711
	Apollo Global Management, Inc.	212,890	10,628
			19,339
	Materials—1.7%
	Linde plc†	40,980	8,692
	Total Common Stocks—99.6% (cost $402,992)		517,783

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $4,290, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $4,376	$4,290	$4,290
Total Repurchase Agreement—0.8% (cost $4,290)		4,290
Total Investments—100.4% (cost $407,282)		522,073
Liabilities, plus cash and other assets—(0.4)%		(1,838)
Net assets—100.0%		$520,235

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2020

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe James E. Jones Robert C. Lanphier, IV

The William Blair Mid Cap Growth Fund (Class N shares) posted a 1.36% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 4.16%.

Despite holding up better than its benchmark during the first quarter market sell off, the Fund trailed the Index on a year-to-date basis due to a combination of style headwinds and stock specific factors. From a style perspective, our bias toward more consistent business models did not provide its typical, down market benefit during the first quarter. The unique nature of the sell-off caused by COVID-19 impacted performance in some unexpected ways as stocks of companies with low fundamental volatility and low cyclicality were not necessarily rewarded. From a stock specific standpoint, selection in Information Technology, including our positions in Euronet Worldwide and WEX, and our underweight to the most expensive stocks in the sector (e.g., Software), which materially outperformed, detracted from relative returns. Electronic payment and transaction processor Euronet Worldwide lagged as COVID-19 related social distancing measures caused a decline in global travel volumes, negatively affecting the company’s ATM business. Stock selection in Consumer Discretionary, including our positions in Wayfair and Ross Stores, also was a detractor during the period. Home furnishings retailer Wayfair experienced headwinds as the COVID-19 pandemic resulted in a decline in consumer spending and supply chain disruptions. Communication Services holding Live Nation Entertainment also underperformed during the period. Conversely, our top contributors included Horizon Therapeutics (Health Care), which benefitted from robust growth of the company’s newly launched drug Tepezza as well as broad based strength across the rest of the business, BJ’s Wholesale Club (Consumer Staples), SBA Communications (Real Estate) and Autodesk (Information Technology). BJ’s, the third largest wholesale club retailer, benefitted from an unexpected increase in new memberships during the period. Stock selection in Industrials, including our position in CoStar Group, contributed positively to relative returns.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2020	William Blair Funds	11

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(1.36)%	5.31%	13.29%	8.90%	12.28%	—
Class I	(1.17)	5.60	13.57	9.18	12.57	—
Class R6	(1.17)	5.69	—	—	—	6.68%
Russell Midcap® Growth Index	4.16	11.91	14.76	11.60	15.09	12.00

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2020

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—31.9%
*	Arista Networks, Inc.	7,190	$1,510
*	Aspen Technology, Inc.	7,180	744
	Booz Allen Hamilton Holding Corporation	18,359	1,428
*	Cadence Design Systems, Inc.	20,730	1,989
*	Coupa Software, Inc.	3,920	1,086
	Dolby Laboratories, Inc.	19,230	1,267
*	EPAM Systems, Inc.	5,675	1,430
*	Euronet Worldwide, Inc.	12,375	1,186
	Global Payments, Inc.	5,915	1,003
*	GoDaddy, Inc.	19,600	1,437
	j2 Global, Inc.	9,803	620
	MAXIMUS, Inc.	11,310	797
	Microchip Technology, Inc.	15,790	1,663
*	MongoDB, Inc.	5,420	1,227
*	Nice, Ltd.—ADR	5,365	1,015
*	Pure Storage, Inc.	77,980	1,352
*	WEX, Inc.	6,625	1,093
*	Workday, Inc.	5,480	1,027
*	Zendesk, Inc.	8,710	771
			22,645
	Health Care—19.3%
*	ABIOMED, Inc.	4,718	1,140
	Agilent Technologies, Inc.	24,660	2,179
*	Align Technology, Inc.	4,015	1,102
*	Centene Corporation	19,235	1,222
	Encompass Health Corporation	20,913	1,295
*	Exact Sciences Corporation	10,660	927
*	Horizon Therapeutics plc†	31,195	1,734
*	Insulet Corporation	3,620	703
*	Mettler-Toledo International, Inc.	1,040	838
	STERIS plc†	4,815	739
	Teleflex, Inc.	4,935	1,796
			13,675
	Industrials—14.5%
	BWX Technologies, Inc.	39,349	2,229
*	Copart, Inc.	27,722	2,308
*	CoStar Group, Inc.	3,609	2,565
	Equifax, Inc.	5,000	859
	Fortive Corporation	11,515	779
*	Teledyne Technologies, Inc.	2,095	652
	Waste Connections, Inc.†	9,975	936
			10,328
	Consumer Discretionary—10.2%
	Advance Auto Parts, Inc.	10,113	1,441
	Aptiv plc†	10,375	809
*	Bright Horizons Family Solutions, Inc.	5,625	659
*	Burlington Stores, Inc.	6,145	1,210
	Domino’s Pizza, Inc.	1,698	627
	Ross Stores, Inc.	10,960	934
	Service Corporation International	19,525	759
*	Ulta Beauty, Inc.	3,800	773
			7,212
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Materials—5.9%
	Ball Corporation	31,065	$2,158
	Celanese Corporation	3,820	330
	Vulcan Materials Co.	14,715	1,705
			4,193
	Communication Services—5.8%
	Cable One, Inc.	335	594
*	Live Nation Entertainment, Inc.	18,069	801
*	Take-Two Interactive Software, Inc.	11,020	1,538
*	Zynga, Inc.	123,960	1,183
			4,116
	Consumer Staples—4.2%
*	BJ’s Wholesale Club Holdings, Inc.	26,864	1,001
	Conagra Brands, Inc.	30,625	1,077
	Lamb Weston Holdings, Inc.	13,622	871
			2,949
	Financials—3.1%
	Arthur J Gallagher & Co.	16,570	1,615
*	SVB Financial Group	2,760	595
			2,210
	Real Estate—1.9%
	SBA Communications Corporation	4,530	1,350
	Total Common Stocks—96.8% (cost $55,389)		68,678

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $1,769, collateralized by U.S. Treasury Note, 1.625% due 2/15/26, valued at $1,805	$1,769	1,769
	Total Repurchase Agreement—2.5% (cost $1,769)		1,769
	Total Investments—99.3% (cost $57,158)		70,447
	Cash and other assets, less liabilities—0.7%		501
	Net assets—100.0%		$70,948

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	13

Small-Mid Cap Core Fund The Small-Mid Cap Core Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGERS
Daniel Crowe Robert C. Lanphier, IV Ward D. Sexton

The William Blair Small-Mid Cap Core Fund (Class I shares) posted a 10.49% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 2500TM Index (the “Index”), decreased 11.05%.

As a result of adding value during the first quarter market sell off, the Fund outperformed its benchmark on a year-to-date basis primarily driven by stock specific factors. Top individual contributors for the period were Horizon Therapeutics (Health Care), which benefitted from robust growth of the company’s newly launched drug Tepezza, as well as broad based strength across the rest of the business, and BJ’s Wholesale Clubs (Consumer Staples), which benefitted from higher consumer demand amid the pandemic. Stock selection was positive in several sectors, most notably Financials, including our position in Virtu Financial. Other notable performers included Merit Medical Systems (Health Care) and Nice Ltd (Information Technology). Conversely, selection in Information Technology, including our underweight to the most expensive stocks in the sector (e.g., Software) which outperformed, dampened relative returns. Top detractors during the period were Brink’s Company (Industrials), whose COVID-19 related closures weighed on cash management services, most notably as it relates to revenues derived from retail locations that were either temporarily closed or operating on a limited basis, and Western Alliance Bancorp (Financials), due to the potential impact of COVID-19 on the company’s hotel loan book combined with a lower interest rate environment. Our positions in Boot Barn (Consumer Discretionary), Hanger (Health Care) and Orion Engineered Carbons (Materials) also underperformed. From a style perspective, year-to-date dynamics were similar to those of the second quarter wherein the most volatile and lowest return on invested capital quintiles of the benchmark were the best performers. While these dynamics persisted across our benchmark, they are exemplified by Biotechnology, which, in the small/mid space, consists mostly of speculative companies without approved products and outperformed year-to-date. Our underweight to these types of companies was a relative headwind.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

14	Semiannual Report	June 30, 2020

Small-Mid Cap Core Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year	Since
	to Date	Inception(a)
Class I	(10.49)%	(4.34)%
Class R6	(10.39)	(4.23)
Russell 2500TM Index	(11.05)	(3.46)

(a)	Since inception is for the period from October 1, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2020	William Blair Funds	15

Small-Mid Cap Core Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value
	Common Stocks
	Health Care—17.8%
*	Codexis, Inc.	171,142	$1,951
	Encompass Health Corporation	43,479	2,693
*	Hanger, Inc.	155,704	2,578
*	HealthEquity, Inc.	25,784	1,513
*	Horizon Therapeutics plc†	82,903	4,608
*	LHC Group, Inc.	20,144	3,512
*	Mednax, Inc.	153,973	2,633
*	Merit Medical Systems, Inc.	114,425	5,223
*	Quidel Corporation	7,961	1,781
	STERIS plc†	17,936	2,752
*	Tabula Rasa HealthCare, Inc.	46,327	2,535
	Teleflex, Inc.	5,796	2,110
*	Veracyte, Inc.	59,332	1,537
			35,426
	Information Technology—17.6%
	Booz Allen Hamilton Holding Corporation	22,076	1,717
	Brooks Automation, Inc.	49,248	2,179
*	Cree, Inc.	26,513	1,569
	Dolby Laboratories, Inc.	41,170	2,712
	Entegris, Inc.	27,965	1,651
*	Euronet Worldwide, Inc.	26,130	2,504
	j2 Global, Inc.	33,957	2,146
*	Knowles Corporation	117,231	1,789
	MAXIMUS, Inc.	21,870	1,541
*	Nice, Ltd.—ADR	23,348	4,418
	Perspecta, Inc.	111,793	2,597
*	Pure Storage, Inc.	146,510	2,539
*	Rogers Corporation	12,806	1,596
*	SolarEdge Technologies, Inc.	16,499	2,290
*	Verra Mobility Corporation	214,086	2,201
*	WEX, Inc.	9,620	1,587
			35,036
	Industrials—12.6%
	Armstrong World Industries, Inc.	14,436	1,126
*	Blue Bird Corporation	96,108	1,441
	BWX Technologies, Inc.	89,250	5,055
	Douglas Dynamics, Inc.	49,976	1,755
*	Generac Holdings, Inc.	16,298	1,987
*	IAA, Inc.	34,848	1,344
	John Bean Technologies Corporation	14,124	1,215
	Lincoln Electric Holdings, Inc.	18,103	1,525
	Luxfer Holdings plc†	99,356	1,406
*	Teledyne Technologies, Inc.	3,879	1,206
	The Brink’s Co.	50,504	2,299
	The Toro Co.	20,683	1,372
*	Trex Co., Inc.	25,965	3,377
			25,108
	Financials—12.3%
	Ares Management Corporation	70,963	2,817
	Arthur J Gallagher & Co.	15,931	1,553
	Cboe Global Markets, Inc.	19,185	1,790
*	Encore Capital Group, Inc.	59,921	2,048
	FirstCash, Inc.	22,858	1,542
	LPL Financial Holdings, Inc.	38,938	3,053
*	SVB Financial Group	18,192	3,921
	Virtu Financial, Inc.	74,059	1,748
	Western Alliance Bancorp	105,753	4,005
	Wintrust Financial Corporation	48,209	2,103
			24,580
	Consumer Discretionary—9.7%
	Advance Auto Parts, Inc.	29,937	4,264
*	Boot Barn Holdings, Inc.	137,711	2,969
*	Burlington Stores, Inc.	11,936	2,351
		Shares or
		Principal
	Issuer	Amount	Value
	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	Grand Canyon Education, Inc.	51,904	$4,699
*	National Vision Holdings, Inc.	87,849	2,681
	Service Corporation International	60,415	2,350
			19,314
	Real Estate—8.1%
	Americold Realty Trust	92,393	3,354
	CoreSite Realty Corporation	18,135	2,195
	Douglas Emmett, Inc.	87,146	2,672
	Equity LifeStyle Properties, Inc.	39,540	2,470
	Healthcare Realty Trust, Inc.	82,686	2,422
	Jones Lang LaSalle, Inc.	17,405	1,801
	Sunstone Hotel Investors, Inc.	151,385	1,234
			16,148
	Materials—7.0%
	Avery Dennison Corporation	18,029	2,057
*	Crown Holdings, Inc.	56,044	3,650
	Eagle Materials, Inc.	29,792	2,092
	FMC Corporation	15,797	1,574
	Martin Marietta Materials, Inc.	10,300	2,127
	Orion Engineered Carbons S.A.†	222,757	2,359
			13,859
	Consumer Staples—5.5%
*	BJ’s Wholesale Club Holdings, Inc.	108,339	4,038
	Lamb Weston Holdings, Inc.	46,008	2,941
	Primo Water Corporation†	144,297	1,984
	Spectrum Brands Holdings, Inc.	42,616	1,956
			10,919
	Communication Services—4.3%
	Cable One, Inc.	1,270	2,254
*	Live Nation Entertainment, Inc.	41,248	1,828
*	Take-Two Interactive Software, Inc.	13,901	1,940
*	Zynga, Inc.	271,238	2,588
			8,610
	Energy—2.9%
	Cameco Corporation†	272,737	2,796
*	Oceaneering International, Inc.	129,684	829
	Parsley Energy, Inc.	122,477	1,308
*	Talos Energy, Inc.	88,414	813
			5,746
	Utilities—1.3%
	IDACORP, Inc.	28,867	2,521
	Total Common Stocks—99.1% (cost $210,215)		197,267
	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $2,170, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $2,213	$2,170	2,170
	Total Repurchase Agreement—1.1% (cost $2,170)		2,170
	Total Investments—100.2% (cost $212,385)		199,437
	Liabilities, plus cash and other assets—(0.2)%		(339)
	Net assets—100.0%		$199,098

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2020

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe James E. Jones Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 0.67% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 2500TM Growth Index (the “Index”), increased 2.02%.

Despite adding value during the first quarter market sell off, the portfolio trailed its benchmark on a year-to-date basis due to a combination of style headwinds and stock specific factors. From a style perspective, year-to-date dynamics were similar to those of the second quarter wherein the most volatile, highest beta and lowest Return on Invested Capital quintiles of the benchmark were the best performers. While these dynamics persisted across our benchmark, we believe that they are exemplified by Biotechnology, which, in the small/mid space, consists mostly of speculative companies without approved products and outperformed year-to-date. Our underweight to these types of companies was a relative headwind. Partly offsetting this headwind was our typical larger market cap profile relative to the Index as the largest stocks in our universe outperformed year-to-date. From a stock specific standpoint, selection in Information Technology, including our position in Euronet Worldwide, and our underweight to the most expensive stocks in the sector (e.g., Software) detracted from relative returns. Top individual stock detractors were Brink’s Company (Industrials), whose COVID-19 related closures weighed on this cash management services provider, most notably as it relates to revenues derived from retail locations that were either temporarily closed or operating on a limited basis, and Live Nation Entertainment (Communication Services), due to the negative impact social-distancing measures had on the company’s ability to conduct live events. Other notable underperforming holdings were Martin Marietta (Materials) and Jones Lang LaSalle (Real Estate). Conversely, top contributors included Horizon Therapeutics (Health Care) and Etsy (Consumer Discretionary), which added new buyers to its platform amid COVID-19 retail disruption, which we believe could sustainably increase longer-term sales potential for the company, as well as BJ’s Wholesale Club (Consumer Staples) and Zynga (Communication Services). Stock selection in Industrials, including our position in Trex Company, also added value.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2020	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	0.67%	5.64%	12.47%	10.98%	14.82%	—
Class I	0.78	5.89	12.73	11.27	15.11	—
Class R6	0.81	5.96	—	—	—	7.73%
Russell 2500TM Growth Index	2.02	9.21	12.10	9.57	14.45	9.51

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Semiannual Report	June 30, 2020

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—28.1%
*	Alarm.com Holdings, Inc.	455,200	$29,501
*	Aspen Technology, Inc.	387,267	40,125
*	Avalara, Inc.	343,615	45,732
	Booz Allen Hamilton Holding Corporation	504,207	39,222
	Brooks Automation, Inc.	773,342	34,213
*	Coupa Software, Inc.	107,222	29,705
*	Cree, Inc.	503,938	29,828
	Entegris, Inc.	384,583	22,710
*	Euronet Worldwide, Inc.	490,562	47,006
*	GoDaddy, Inc.	584,560	42,866
*	j2 Global, Inc.	404,491	25,568
	MAXIMUS, Inc.	283,184	19,950
*	MongoDB, Inc.	130,769	29,598
	National Instruments Corporation	903,275	34,966
*	Nice, Ltd.—ADR	331,492	62,731
*	Novanta, Inc.†	236,981	25,302
	Perspecta, Inc.	997,557	23,173
*	Proofpoint, Inc.	250,218	27,804
*	Pure Storage, Inc.	3,178,226	55,079
*	Rogers Corporation	185,631	23,130
*	SolarEdge Technologies, Inc.	320,680	44,504
*	Varonis Systems, Inc.	287,056	25,399
*	WEX, Inc.	189,785	31,316
			789,428
	Health Care—23.5%
*	ABIOMED, Inc.	130,971	31,637
*	Amedisys, Inc.	233,952	46,449
	Encompass Health Corporation	927,606	57,447
*	Exact Sciences Corporation	419,811	36,499
*	Halozyme Therapeutics, Inc.	1,466,206	39,309
*	HealthEquity, Inc.	578,815	33,959
*	Horizon Therapeutics plc†	1,596,174	88,715
*	Insulet Corporation	218,635	42,472
*	iRhythm Technologies, Inc.	319,525	37,030
*	Ligand Pharmaceuticals, Inc.	324,998	36,351
*	Masimo Corporation	117,464	26,781
*	Penumbra, Inc.	292,841	52,366
*	Quidel Corporation	113,121	25,310
	STERIS plc†	270,968	41,577
	Teleflex, Inc.	116,521	42,411
*	Veracyte, Inc.	865,726	22,422
			660,735
	Industrials—16.2%
	BWX Technologies, Inc.	1,540,431	87,250
*	Copart, Inc.	328,757	27,376
*	Generac Holdings, Inc.	225,097	27,446
	HEICO Corporation	355,105	28,849
	Lincoln Electric Holdings, Inc.	246,796	20,790
*	Mercury Systems, Inc.	485,707	38,206
	Ritchie Bros Auctioneers, Inc.†	999,891	40,845
*	Teledyne Technologies, Inc.	147,428	45,843
	The Brink’s Co.	778,699	35,439
	TransUnion	521,267	45,371
*	Trex Co., Inc.	447,224	58,170
			455,585
	Consumer Discretionary—13.1%
	Advance Auto Parts, Inc.	281,088	40,041
*	Bright Horizons Family Solutions, Inc.	369,018	43,249
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
*	Burlington Stores, Inc.	209,395	$41,236
*	Etsy, Inc.	523,572	55,619
*	Grand Canyon Education, Inc.	915,184	82,852
*	Helen of Troy, Ltd.†	157,280	29,657
*	National Vision Holdings, Inc.	904,559	27,607
*	Planet Fitness, Inc.	488,161	29,568
*	Ulta Beauty, Inc.	89,463	18,198
			368,027
	Communication Services—4.9%
	Cable One, Inc.	26,955	47,841
*	Live Nation Entertainment, Inc.	767,164	34,009
*	Zynga, Inc.	5,775,077	55,094
			136,944
	Materials—4.0%
*	Crown Holdings, Inc.	774,764	50,460
	Martin Marietta Materials, Inc.	298,916	61,747
			112,207
	Financials—3.2%
	Ares Management Corporation	647,771	25,716
	FirstCash, Inc.	446,051	30,100
	Virtu Financial, Inc.	1,483,507	35,011
			90,827
	Consumer Staples—3.2%
*	BJ’s Wholesale Club Holdings, Inc.	1,358,938	50,648
	Lamb Weston Holdings, Inc.	617,165	39,455
			90,103
	Real Estate—1.8%
	FirstService Corporation†	300,222	30,247
	Jones Lang LaSalle, Inc.	212,565	21,992
			52,239
	Energy—1.1%
	Cameco Corporation†	3,037,700	31,136
	Total Common Stocks—99.1% (cost $2,239,412)		2,787,231

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $24,418, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $24,906	$24,418	24,418
	Total Repurchase Agreement—0.9% (cost $24,418)		24,418
	Total Investments—100.0% (cost $2,263,830)		2,811,649
	Liabilities, plus cash and other assets—(0.0)%		(849)
	Net assets—100.0%		$2,810,800

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 23.89% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 2500TM Value Index (the “Index”), decreased 21.18%.

The relative underperformance of the Fund during the period was the result of stock selection. At the sector level, Energy was the most significant detractor from relative performance due to stock selection within Oil, Gas & Consumable Fuels. More specifically, stock selection within Exploration & Production was the main driver of the relative underperformance within the sector as all Energy sectors were faced with lower commodity prices during the period. The relative underperformance within Health Care, the best performing sector of the market, was driven by the lack of exposure to Biotechnology and Pharmaceutical stocks. The relative outperformance within Technology was the result of strong stock selection within IT Services and Communications Equipment. Looking specifically at stock selection, the Fund’s largest detractors during the period were EPR Properties (Real Estate), Patterson-UTI (Energy) and WPX Energy (Energy). Somewhat offsetting these detractors were our investments in Booz Allen Hamilton (Information Technology), FTI Consulting (Industrials) and Cadence Design Systems (Information Technology).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

20	Semiannual Report	June 30, 2020

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception
Class N(a)	(23.89)%	(19.90)%	(4.73)%	(0.10)%	6.35%
Class I(a)	(23.63)	(19.57)	(4.43)	0.19	6.65
Russell 2500TM Value Index(a)	(21.18)	(15.50)	(2.60)	1.85	8.30
Class R6(b)	(23.81)	(19.82)	—	—	(18.19)
Russell 2500TM Value Index(b)	(21.18)	(15.50)	—	—	(13.98)

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to June 30, 2020.
(b)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of small to mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2020	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Financials—18.8%
	American Financial Group, Inc.	159	$10
	CNO Financial Group, Inc.	736	11
	East West Bancorp, Inc.	394	14
	First American Financial Corporation	288	14
	FNB Corporation	1,525	11
	Hancock Whitney Corporation	497	11
	Home BancShares, Inc.	849	13
	National Bank Holdings Corporation	426	12
	PacWest Bancorp	769	15
	Radian Group, Inc.	806	13
	Selective Insurance Group, Inc.	331	17
*	SVB Financial Group	69	15
	The Hanover Insurance Group, Inc.	178	18
	Umpqua Holdings Corporation	1,379	15
	Voya Financial, Inc.	419	20
	Western Alliance Bancorp	450	17
			226
	Industrials—17.0%
	Brady Corporation	510	24
	Curtiss-Wright Corporation	210	19
*	FTI Consulting, Inc.	171	20
	IDEX Corporation	195	31
	Kansas City Southern	163	24
	Simpson Manufacturing Co., Inc.	255	21
	The Toro Co.	364	24
	Watts Water Technologies, Inc.	186	15
	Westinghouse Air Brake Technologies Corporation	448	26
			204
	Real Estate—12.8%
	American Assets Trust, Inc.	619	17
	American Campus Communities, Inc.	372	13
	Americold Realty Trust	424	15
	CoreSite Realty Corporation	47	6
	Douglas Emmett, Inc.	581	18
	Equity LifeStyle Properties, Inc.	359	22
	Healthcare Realty Trust, Inc.	783	23
	Life Storage, Inc.	222	21
	Terreno Realty Corporation	358	19
			154
	Consumer Discretionary—12.0%
*	Deckers Outdoor Corporation	89	18
	Dunkin’ Brands Group, Inc.	319	21
*	Helen of Troy, Ltd.†	112	21
*	Murphy USA, Inc.	149	17
	PulteGroup, Inc.	600	20
	Service Corporation International	445	17
	Strategic Education, Inc.	73	11
*	TopBuild Corporation	167	19
			144

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—8.5%
*	Arista Networks, Inc.	75	$16
	Booz Allen Hamilton Holding Corporation	212	16
*	Cadence Design Systems, Inc.	177	17
*	Ciena Corporation	380	21
*	Inphi Corporation	104	12
	MAXIMUS, Inc.	291	21
			103
	Health Care—6.8%
*	Bio-Rad Laboratories, Inc.	29	13
	CONMED Corporation	147	11
	Encompass Health Corporation	295	18
*	Hologic, Inc.	332	19
	PerkinElmer, Inc.	214	21
			82
	Materials—6.3%
	FMC Corporation	264	26
	PolyOne Corporation	509	13
	Sensient Technologies Corporation	208	11
	Silgan Holdings, Inc.	351	11
	Steel Dynamics, Inc.	556	15
			76
	Utilities—4.4%
	Alliant Energy Corporation	334	16
	Atmos Energy Corporation	192	19
	IDACORP, Inc.	208	18
			53
	Consumer Staples—3.8%
*	BJ’s Wholesale Club Holdings, Inc.	326	12
	Casey’s General Stores, Inc.	40	6
	J&J Snack Foods Corporation	98	12
	Lamb Weston Holdings, Inc.	248	16
			46
	Energy—3.8%
*	CNX Resources Corporation	897	8
	Diamondback Energy, Inc.	269	11
	Helmerich & Payne, Inc.	308	6
	Parsley Energy, Inc.	849	9
	Valero Energy Corporation	196	12
			46
	Communication Services—3.1%
	The Interpublic Group of Cos., Inc.	1,310	23
*	Zynga, Inc.	1,499	14
			37
	Total Common Stocks—97.3% (cost $996)		1,171
	Total Investments—97.3% (cost $996)		1,171
	Cash and other assets, less liabilities—2.7%		33
	Net assets—100.0%		$1,204

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

22	Semiannual Report	June 30, 2020

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted a 2.88% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), decreased 3.06%.

As a result of adding value during the first quarter market sell off, the Fund outperformed its benchmark on a year-to-date basis primarily driven by stock specific factors. Top individual contributors for the period were Etsy (Consumer Discretionary) and Horizon Therapeutics (Health Care). E-commerce marketplace Etsy added new buyers to its platform amid COVID-19 retail disruption, which we believe could sustainably increase longer-term sales potential for the company. Horizon Therapeutics benefitted from robust growth of the company’s newly launched drug Tepezza, as well as broad based strength across the rest of the business. Other top performers included Simulations Plus (Health Care), Virtu Financial (Financials) and Avalara (Information Technology). Conversely, top detractors were Hanger (Health Care), as demand for orthotic and prosthetic services paused amid the COVID-19 outbreak, and Brink’s Company (Industrials). COVID-19 related closures weighed on Brink’s Company, most notably as it relates to revenues derived from retail locations that were either temporarily closed or operating on a limited basis. Other laggards included Laureate Education (Consumer Discretionary), Boot Barn (Consumer Discretionary) and Euronet Worldwide (Information Technology). From a style perspective, year-to-date dynamics were similar to those of the second quarter wherein our typical underweights to Biotechnology and the most expensive stocks in the benchmark were headwinds.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 3.

June 30, 2020	William Blair Funds	23

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(2.88)%	(0.21)%	8.44%	10.12%	12.47%	—
Class I	(2.73)	0.04	8.72	10.40	12.75	—
Class R6	(2.72)	0.08	—	—	—	(0.05)%
Russell 2000® Growth Index	(3.06)	3.48	7.86	6.86	12.92	3.65

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

24	Semiannual Report	June 30, 2020

Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Health Care—27.2%
*	Aerie Pharmaceuticals, Inc.	432,011	$6,376
*	Amedisys, Inc.	26,965	5,354
*	AxoGen, Inc.	313,450	2,896
*	CareDx, Inc.	76,478	2,710
*	Codexis, Inc.	426,428	4,861
*	CryoLife, Inc.	241,042	4,621
	Encompass Health Corporation	104,631	6,480
*	GenMark Diagnostics, Inc.	198,750	2,923
*	Halozyme Therapeutics, Inc.	292,920	7,853
*	Hanger, Inc.	384,270	6,363
*	Health Catalyst, Inc.	206,878	6,035
*	HealthEquity, Inc.	64,495	3,784
*	Horizon Therapeutics plc†	139,152	7,734
*	Insmed, Inc.	257,880	7,102
*	iRhythm Technologies, Inc.	61,895	7,173
*	LHC Group, Inc.	41,533	7,240
*	Ligand Pharmaceuticals, Inc.	73,918	8,268
*	Merit Medical Systems, Inc.	155,490	7,098
*	Penumbra, Inc.	38,243	6,839
*	Quidel Corporation	19,025	4,257
	Simulations Plus, Inc.	110,270	6,596
*	Tabula Rasa HealthCare, Inc.	98,084	5,368
*	Twist Bioscience Corporation	175,586	7,954
*	Veracyte, Inc.	205,860	5,332
			141,217
	Information Technology—23.6%
*	Agilysys, Inc.	244,605	4,388
*	Alarm.com Holdings, Inc.	128,390	8,321
	American Software, Inc.	239,650	3,777
*	Avalara, Inc.	40,898	5,443
	Brooks Automation, Inc.	142,815	6,318
	Computer Services, Inc.	98,029	5,245
*	Euronet Worldwide, Inc.	52,830	5,062
*	Grid Dynamics Holdings, Inc.	706,991	4,878
*	Inphi Corporation	38,870	4,567
*	j2 Global, Inc.	88,912	5,620
*	Knowles Corporation	268,830	4,102
	Littelfuse, Inc.	35,313	6,026
*	LivePerson, Inc.	95,347	3,950
*	Novanta, Inc.†	34,220	3,654
*	PDF Solutions, Inc.	150,872	2,951
	Perspecta, Inc.	261,440	6,073
*	Pure Storage, Inc.	467,276	8,098
*	Qualys, Inc.	34,220	3,560
*	Rogers Corporation	29,897	3,725
*	SiTime Corporation	125,468	5,948
*	SolarEdge Technologies, Inc.	31,760	4,408
*	Varonis Systems, Inc.	50,890	4,503
*	Verra Mobility Corporation	502,749	5,168
*	WNS Holdings, Ltd.—ADR	122,092	6,713
			122,498

	Issuer	Shares	Value

	Common Stocks—(continued)
	Industrials—21.3%
	Albany International Corporation	91,435	$5,368
	Armstrong World Industries, Inc.	27,653	2,156
*	Blue Bird Corporation	260,441	3,904
	BWX Technologies, Inc.	213,529	12,094
*	Casella Waste Systems, Inc.	166,720	8,689
	Douglas Dynamics, Inc.	151,413	5,318
*	Ducommun, Inc.	234,279	8,169
	ESCO Technologies, Inc.	47,906	4,050
*	Forrester Research, Inc.	132,993	4,261
*	IAA, Inc.	90,070	3,474
	John Bean Technologies Corporation	52,830	4,544
	Lincoln Electric Holdings, Inc.	45,170	3,805
	Luxfer Holdings plc†	391,695	5,543
*	Mercury Systems, Inc.	83,936	6,602
*	PAE, Inc.	886,258	8,473
	Ritchie Bros Auctioneers, Inc.†	149,475	6,106
	The Brink’s Co.	193,406	8,802
*	Trex Co., Inc.	44,350	5,769
*	Willdan Group, Inc.	123,108	3,079
			110,206
	Consumer Discretionary—9.9%
	Aaron’s, Inc.	161,297	7,323
*	Boot Barn Holdings, Inc.	371,924	8,019
*	Etsy, Inc.	48,512	5,153
*	Grand Canyon Education, Inc.	99,812	9,036
*	Laureate Education, Inc.	610,423	6,083
	Lithia Motors, Inc.	34,749	5,258
*	National Vision Holdings, Inc.	244,468	7,461
*	Revolve Group, Inc.	187,800	2,791
			51,124
	Financials—5.1%
*	Encore Capital Group, Inc.	127,105	4,344
	FirstCash, Inc.	105,118	7,093
	Home BancShares, Inc.	233,931	3,598
	LPL Financial Holdings, Inc.	55,850	4,379
*	Open Lending Corporation	246,467	3,722
	Virtu Financial, Inc.	132,666	3,131
			26,267
	Real Estate—3.3%
	Colliers International Group, Inc.†	110,408	6,327
	CoreSite Realty Corporation	26,004	3,148
	FirstService Corporation†	78,427	7,902
			17,377
	Consumer Staples— 2.8%
*	BJ’s Wholesale Club Holdings, Inc.	196,830	7,336
*	Darling Ingredients, Inc.	288,180	7,095
			14,431
	Communication Services—1.6%
*	QuinStreet, Inc.	784,860	8,209

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)
Energy—1.3%
Cameco Corporation†	497,960	$5,104
Parsley Energy, Inc.	140,160	1,497
		6,601
Materials—1.0%
Orion Engineered Carbons S.A.†	482,417	5,109
Total Common Stocks—97.1% (cost $419,618)		503,039

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $10,600, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $10,812	$10,600	10,600
Total Repurchase Agreement—2.0% (cost $10,600)		10,600
Total Investments—99.1% (cost $430,218)		513,639
Cash and other assets, less liabilities—0.9%		4,549
Net assets—100.0%		$518,188

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2020

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 26.37% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), decreased 23.50%.

The relative underperformance of the Fund during the period was the result of stock selection. At the sector level, Health Care was the most significant detractor from relative performance due to the Fund’s lack of exposure to Biotechnology. This lack of exposure more than offset positive stock selection within Health Care Providers & Services. The relative underperformance within Energy, the worst performing sector of the market, was primarily due to stock selection within Oil, Gas & Consumable Fuels; more specifically, stock selection within Exploration & Production. Within Consumer Discretionary, stock selection within Hotels, Restaurants & Leisure and the lack of exposure to Internet & Direct Marketing Retail contributed to the relative underperformance within the sector. The relative outperformance within Industrials was due to broad-based stock selection throughout most industries. Within the sector, stock selection within Professional Services and Commercial Services & Supplies were the main contributors to relative returns. Within Communication Services, our lack of exposure to Media stocks was the main contributor to relative performance within the sector. Looking specifically at stock selection, the Fund’s largest detractors during the period were EPR Properties (Real Estate), Pebblebrook Hotel Trust (Real Estate) and Helix Energy Solutions (Energy). More than offsetting these detractors were our investments in Inphi (Information Technology), FTI Consulting (Industrials) and Americold Realty Trust (Real Estate).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 4.

June 30, 2020	William Blair Funds	27

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	(26.37)%	(23.93)%	(7.00)%	(1.15)%	6.54%	—
Class I	(26.34)	(23.77)	(6.78)	(0.91)	6.80	—
Class R6	(26.27)	(23.70)	—	—	—	(21.26)%
Russell 2000® Value Index	(23.50)	(17.48)	(4.35)	1.26	7.82	(16.29)

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

28	Semiannual Report	June 30, 2020

Small Cap Value Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks
	Financials—25.7%
	Banc of California, Inc.	72,707	$787
	Banner Corporation	27,015	1,027
	Boston Private Financial Holdings, Inc.	165,828	1,141
	CNO Financial Group, Inc.	80,449	1,253
	First American Financial Corporation	15,030	722
	FNB Corporation	143,203	1,074
	Glacier Bancorp, Inc.	37,339	1,318
	Hancock Whitney Corporation	63,422	1,345
	Home BancShares, Inc.	97,368	1,497
	Horace Mann Educators Corporation	34,835	1,279
	National Bank Holdings Corporation	41,179	1,112
	OceanFirst Financial Corporation	59,417	1,048
	PacWest Bancorp	52,074	1,026
	Radian Group, Inc.	99,958	1,550
	Renasant Corporation	40,152	1,000
	Sandy Spring Bancorp, Inc.	41,682	1,033
*	Seacoast Banking Corporation of Florida	59,525	1,214
	Selective Insurance Group, Inc.	32,715	1,725
	The Hanover Insurance Group, Inc.	14,371	1,456
	Umpqua Holdings Corporation	100,507	1,069
	Western Alliance Bancorp	40,400	1,530
			25,206
	Industrials—16.2%
	Brady Corporation	53,892	2,523
	Curtiss-Wright Corporation	17,259	1,541
	ESCO Technologies, Inc.	18,227	1,541
	Federal Signal Corporation	33,151	986
*	FTI Consulting, Inc.	14,049	1,609
*	Gibraltar Industries, Inc.	31,650	1,519
*	Saia, Inc.	13,526	1,504
	Simpson Manufacturing Co., Inc.	17,985	1,517
	UniFirst Corporation	8,417	1,506
	Watts Water Technologies, Inc.	20,863	1,690
			15,936
	Real Estate—10.6%
	Agree Realty Corporation	20,415	1,342
	American Assets Trust, Inc.	40,306	1,122
	Americold Realty Trust	33,785	1,226
	CoreSite Realty Corporation	7,185	870
	Healthcare Realty Trust, Inc.	62,401	1,828
	Highwoods Properties, Inc.	29,549	1,103
	Life Storage, Inc.	16,050	1,524
	Terreno Realty Corporation	26,889	1,415
			10,430
	Consumer Discretionary—10.5%
*	Adtalem Global Education, Inc.	31,930	995
	Carter’s, Inc.	10,181	822
*	Cavco Industries, Inc.	7,162	1,381
*	Deckers Outdoor Corporation	6,525	1,281
	Dunkin’ Brands Group, Inc.	16,100	1,050
*	Helen of Troy, Ltd.†	6,750	1,273
*	Monarch Casino & Resort, Inc.	16,886	576
*	Murphy USA, Inc.	6,510	733
	Strategic Education, Inc.	5,585	858
*	TopBuild Corporation	11,860	1,349
			10,318

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—6.5%
*	Inphi Corporation	6,148	$722
*	j2 Global, Inc.	13,482	852
*	LiveRamp Holdings, Inc.	21,924	931
	MAXIMUS, Inc.	18,177	1,281
	Perspecta, Inc.	38,610	897
*	Semtech Corporation	14,141	739
*	Viavi Solutions, Inc.	77,817	991
			6,413
	Health Care—6.5%
	CONMED Corporation	24,021	1,729
	Encompass Health Corporation	30,309	1,877
*	Integer Holdings Corporation	23,029	1,682
*	Magellan Health, Inc.	14,876	1,086
			6,374
	Utilities—6.1%
	Black Hills Corporation	24,582	1,393
	Chesapeake Utilities Corporation	913	77
	IDACORP, Inc.	14,463	1,264
	ONE Gas, Inc.	22,805	1,757
	PNM Resources, Inc.	38,565	1,482
			5,973
	Materials—5.5%
	Carpenter Technology Corporation	36,769	893
	Minerals Technologies, Inc.	24,069	1,130
	PolyOne Corporation	38,674	1,014
	Sensient Technologies Corporation	19,022	992
	Silgan Holdings, Inc.	42,332	1,371
			5,400
	Energy—4.5%
	Archrock, Inc.	127,747	829
	Brigham Minerals, Inc. Class “A”	75,155	928
	Cactus, Inc. Class “A”	26,305	543
*	CNX Resources Corporation	57,995	502
*	Dril-Quip, Inc.	11,480	342
	HollyFrontier Corporation	24,565	717
*	PDC Energy, Inc.	45,200	562
			4,423
	Consumer Staples—4.3%
*	BJ’s Wholesale Club Holdings, Inc.	27,765	1,035
	Casey’s General Stores, Inc.	4,695	702
*	Darling Ingredients, Inc.	59,876	1,474
	J&J Snack Foods Corporation	7,670	975
			4,186
	Communication Services—1.1%
	The Interpublic Group of Cos., Inc.	26,795	460
*	Zynga, Inc.	60,995	582
			1,042
	Total Common Stocks—97.5% (cost $83,626)		95,701

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $2,128, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $2,170	$2,128	$2,128
Total Repurchase Agreement—2.2% (cost $2,128)		2,128
Total Investments—99.7% (cost $85,754)		97,829
Cash and other assets, less liabilities—0.3%		285
Net assets—100.0%		$98,114

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2020

Global Markets Review and Outlook

Global equities rebounded strongly and market volatility moderated in the second quarter as the MSCI ACWI IMI advanced 19.83% - recovering a significant portion of the pandemic-induced selloff during March. While concerns over the economic impact of the coronavirus remain, investors were encouraged by the massive stimulus measures from governments and central banks. Significant monetary and fiscal responses coupled with the gradual resumption of business activity led to a broad equity rally across both developed and emerging markets.

U.S. equities strengthened during the second quarter (MSCI USA IMI +22.10%) despite the precipitous decline in economic activity, which included a significant rise in unemployment claims. The U.S. unemployment rate reached a record high in April of 14.7% before falling back to 11.1% as of June 30 amid the gradual reopening of businesses across the country. Despite the extraordinary amount of tools used by the Federal Reserve (Fed), Chairman Powell maintained his commitment not to follow the path of other central banks and introduce negative policy rates.

European equities advanced during the quarter (MSCI Europe ex-UK IMI +18.45%) with major countries indicating progress towards lowering the rate of new coronavirus infections. German equities surged (+26.75%) on the announcement from Chancellor Angela Merkel that efforts were being made to inject a second stimulus package into the economy. Autos and other manufacturers rallied on the news. Across other primary developed markets, the UK (+8.77%) and Japan (+11.82%) were notable laggards during the quarter.

Emerging markets rebounded in the second quarter (MSCI EM IMI +18.93%), driven by strength in South Africa (+26.78%), Brazil (+23.83%) and Taiwan (+23.38%). After depreciating significantly in the first quarter, emerging market currencies such as the South African Rand and the Mexican Peso stabilized in the second quarter. China underperformed on a relative basis (+15.22%) amid a reescalation of political tensions with the U.S., as the Senate passed legislation that would potentially ban Chinese companies from listing on American exchanges.

Following the peak of the pandemic and related lock-down, economic activity accelerated strongly in June in China, Europe and the U.S., including both manufacturing and services. Our preferred supply side indicator - orders in excess of inventories-registered double-digit improvement in the Euro Area and is already back to positive territory in the U.S. Crucially, a rebound in new orders drove the improvement. Unprecedented fiscal support efforts, combined with healthy corporate and household balance sheets at the start of the pandemic-induced recession, point to a continued strong sequential recovery, although we do not expect either GDP or corporate profits to recover to pre-pandemic levels this year.

China, Europe and the U.S. followed somewhat different approaches to containing the spread of the virus. These differences may impact the recovery trajectory and speed in each of these major global demand centers, with the U.S. lagging and likely to continue to fall behind given the resurgence of cases.

The market recovery we have seen has been driven by liquidity. Major central banks acted early and decisively, such that periods of funding stress typical in acute and sudden recession were fleeting. Domestic financial conditions are normalizing rapidly and both the U.S. Fed and Europe’s ECB have assured the markets that they will remain committed to eliminating pockets of funding stress wherever necessary. In China, the People’s Bank of China has aggressively increased liquidity provisions, such that the total credit impulse in the economy is now among the strongest we have seen in a decade. Importantly, funding conditions remain adequate for the vast majority of Emerging Market economies, supported by ample dollar liquidity and lower oil prices.

From a corporate performance perspective, new economy digital business models proved more defensive and more resilient amid the pandemic-induced collapse in economic activity. While the majority of S&P 500 companies saw year-on-year revenue declines in excess of 10%, the fastest growers clocked in double digit gains. This widening performance differential is particularly interesting to us as investors in industry leading growth companies.

While valuation multiples appear inflated due to depressed earnings, this is largely consistent with historical recovery environments. Looking forward, however, successful containment of the virus, combined with improving prospects for an effective vaccine, are likely to pave the way for a broadening of market leadership to include more traditional cyclical companies as their earnings begin to stabilize and reaccelerate. This will be the ultimate catalyst to see a style reversal in the market, where the valuation differentials of high growth companies relative to all others will likely compress. We are monitoring this closely.

June 30, 2020	William Blair Funds	31

Global Markets Review and Outlook (continued)

Given that backdrop and this period of high uncertainty, we are focused on understanding the durability of the competitive advantage of those “digital winners”, trying to understand the nature of the acceleration of their growth; and how much of that future success is priced into the stocks. Electronic payments are a key focus area in that context.

On the other hand, we are also interested in some of the more compelling structural growth companies in cyclical industries who have been particularly impacted by the economic slowdown. While there may be limited visibility in sight, many of these stocks remain quite depressed and may represent a significant valuation as well as growth opportunity when activity normalizes. We believe that air travel and aerospace manufacturing companies are good examples.

32	Semiannual Report	June 30, 2020

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 2.21% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), decreased 7.06%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Industrials, Financials and Health Care sectors were the most significant contributors to relative return. Within Industrials, Nihon M&A Center propelled relative performance as the company’s pipeline of deals and capacity to manage them has continued to expand. Nihon M&A Center is a high-quality Japanese growth company that provides advisory services to small and medium sized businesses facing succession-oriented challenges, which is common given Japan’s aging demographics. It is led by an entrepreneurial management team that has built an attractive network of national relationships aimed at identifying buyers and sellers and sourcing transactions, and the growth outlook remains robust. BlackRock, the asset management industry leader within the Financials sector, was an additional source of outperformance. Its first quarter results were resilient, reflecting the company’s diverse business model, scale, tech-enabled platform and broad product offering. These factors underpin its ability to generate strong net flows, a key value driver. The business has low capital intensity with high cash generation that is returned to shareholders via dividends and share buybacks. Within the Health Care, Lonza Group helped relative performance. Lonza is a leader in custom manufacturing of biopharmaceuticals and specialty ingredients. Business trends remain strong, particularly in its pharma biotech segment amid the COVID-19 pandemic. Lonza offers highly visible growth, and given the strong market demand for outsourced biopharma production and related services, we remain confident they can deliver on growth in the future. Partially offsetting these effects was an overweight to Industrials, coupled with below average stock selection within the Consumer Discretionary sector. Within Consumer Discretionary, Compass Group and Fevertree Drinks weighed on relative returns. Compass is the global leader in outsourced foodservice and other support services to private businesses, schools and colleges, hospitals, and in remote environments. It is benefiting from the ongoing trend toward outsourcing foodservice and hospitality services globally. Given the COVID-19 pandemic, the narrative around contract caterers is fairly negative due to work from home dynamics, social distancing, and a challenging macro backdrop. However, as volumes recover and people gain comfort that the business model remains intact, we expect the stock will reflect the long-term earnings power of the business. We believe that current estimates do not account for an acceleration of market share gains as business may shift away from competitors with weaker offerings, the demand for outsourcing likely increasing due to health and safety concerns, or any upside from M&A, which we anticipate the company will take an active role in. Fevertree Drinks produced in-line results in the first quarter but suffered a decline in its stock price due to the COVID-19 pandemic. Fevertree produces premium mixers, including tonic water, ginger beer, cola and lemonade. We believe that the company should experience rapid growth due its expanding geographic presence, increased product mix, and the trend towards premium spirits.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

June 30, 2020	William Blair Funds	33

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N	2.21%	11.45%	12.16%	9.61%	11.65%	—
Class I	2.34	11.68	12.46	9.93	11.94	—
MSCI ACW IMI (net)	(7.06)	1.17	5.55	6.11	9.10	—
Class R6(a)	2.41	11.81	12.55	10.00	—	10.56%
MSCI ACW IMI (net)(a)	(7.06)	1.17	5.55	6.11	—	7.90

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

34	Semiannual Report	June 30, 2020

Global Leaders Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—51.4%
	Canada—2.8%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	34,147	$1,123
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	5,040	1,573
			2,696
	United States—48.6%
*	Adobe, Inc. (Software)	4,875	2,122
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	2,265	3,212
*	Amazon.com, Inc. (Internet & direct marketing retail)	1,571	4,334
	BlackRock, Inc. (Capital markets)	2,656	1,445
*	CoStar Group, Inc. (Professional services) .	1,510	1,073
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	15,452	1,068
*	Facebook, Inc. Class “A” (Interactive Media & Services)	11,608	2,636
	Fidelity National Information Services, Inc. (IT services)	12,211	1,637
*	IDEXX Laboratories, Inc. (Health care equipment & supplies)	3,741	1,235
*	Illumina, Inc. (Life sciences tools & services)	1,777	658
	Intercontinental Exchange, Inc. (Capital markets)	14,998	1,374
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	1,663	948
	JPMorgan Chase & Co. (Banks)	13,558	1,275
	Lockheed Martin Corporation (Aerospace & defense)	3,399	1,240
	Mastercard, Inc. Class “A” (IT services)	8,763	2,591
	NextEra Energy, Inc. (Electric utilities)	3,705	890
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	14,365	1,408
*	PayPal Holdings, Inc. (IT services)	11,742	2,046
	Prologis, Inc. (Equity REIT)	11,205	1,046
	Roper Technologies, Inc. (Industrial conglomerates)	4,002	1,554
*	salesforce.com, Inc. (Software)	12,624	2,365
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	7,146	1,348
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	3,914	1,418
*	Ulta Beauty, Inc. (Specialty retail)	5,673	1,154
	Union Pacific Corporation (Road & rail)	8,622	1,458
	UnitedHealth Group, Inc. (Health care providers & services)	6,430	1,897
*	Veeva Systems, Inc. Class “A” (Health care technology)	3,046	714
*	Workday, Inc. (Software)	8,628	1,617
	Zoetis, Inc. (Pharmaceuticals)	10,000	1,370
			47,133

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—21.5%
	Denmark—4.0%
	Chr Hansen Holding A/S (Chemicals)	10,421	$1,075
	DSV PANALPINA A/S (Air freight & logistics)	11,497	1,404
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	21,388	1,384
			3,863
	France—3.2%
*	Airbus SE (Aerospace & defense)	21,092	1,505
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	3,734	1,638
			3,143
	Germany—3.8%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	83,090	1,949
*	MTU Aero Engines AG (Aerospace & defense)	6,855	1,187
	Rational AG (Machinery)	897	502
			3,638
	Ireland—2.3%
	Allegion plc (Building products)†	7,737	791
	Aptiv plc (Auto components)†	18,491	1,441
			2,232
	Netherlands—1.0%
*	Adyen N.V. (IT services)	670	975

	Sweden—4.1%
	Atlas Copco AB Class “A” (Machinery)	40,691	1,723
*	Hexagon AB Class “B” (Electronic equipment, instruments & components)	29,517	1,723
*	Indutrade AB (Trading companies & distributors)	14,042	555
			4,001
	Switzerland—3.1%
	Lonza Group AG (Life sciences tools & services)	2,820	1,489
	Partners Group Holding AG (Capital markets)	1,722	1,562
			3,051

	Emerging Asia—9.5%
	China—6.1%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	98,344	2,659
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	49,300	594
	Tencent Holdings, Ltd. (Interactive Media & Services)	41,000	2,638
			5,891

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—1.0%
	HDFC Bank, Ltd.—ADR (Banks)	21,493	$977

	Taiwan—2.4%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	41,252	2,342

	Japan—6.4%
	Daikin Industries, Ltd. (Building products)	9,700	1,558
	Keyence Corporation (Electronic equipment, instruments & components)	4,300	1,793
	Nihon M&A Center, Inc. (Professional services)	35,900	1,619
	SMC Corporation (Machinery)	2,500	1,278
			6,248

	Asia—5.4%
	Australia—3.2%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	54,343	956
*	Atlassian Corporation plc Class “A” (Software)†	5,001	902
	CSL, Ltd. (Biotechnology)	6,450	1,277
			3,135
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	170,200	1,588

	New Zealand—0.6%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	24,254	557

	United Kingdom—3.4%
	Compass Group plc (Hotels, restaurants & leisure)	81,449	1,122
	Experian plc (Professional services)	27,603	964
	Halma plc (Electronic equipment, instruments & components)	15,731	449
	Rentokil Initial plc (Commercial services & supplies)	116,783	738
			3,273

	Emerging Latin America—1.7%
	Argentina—1.7%
*	Globant S.A. (Software)†	5,785	867
*	MercadoLibre, Inc. (Internet & direct marketing retail)	753	742
			1,609
	Total Common Stocks—99.3% (cost $63,702)		96,352

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $658, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $671	$658	$658
Total Repurchase Agreement—0.7% (cost $658)		658
Total Investments—100.0% (cost $64,360)		97,010
Cash and other assets, less liabilities—0.0%		25
Net assets—100.0%		$97,035

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	24.3%
Industrials	19.9%
Consumer Discretionary	18.3%
Health Care	14.5%
Financials	9.7%
Communication Services	8.8%
Consumer Staples	1.4%
Materials	1.1%
Real Estate	1.1%
Utilities	0.9%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	60.1%
Euro	8.0%
Hong Kong Dollar	7.8%
Japanese Yen	6.5%
Swedish Krona	4.1%
Danish Krone	4.0%
British Pound Sterling	3.4%
Swiss Franc	3.2%
Australian Dollar	2.3%
All Other Currencies	0.6%
Total	100.0%

See accompanying Notes to Financial Statements.

36	Semiannual Report	June 30, 2020

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 1.27% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), decreased 11.24%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Financials, Consumer Discretionary and Communication Services sectors were the most notable sources of relative return. Within Financials, London Stock Exchange Group (LSE) aided relative returns as the company’s share price appreciated on the back of strong operating results. LSE stands out with approximately 65% of revenue from more durable non-transaction driven businesses with exposure to secular growth trends including passive investing and OTC clearing. Integration planning for the Refinitiv transaction is progressing well and LSE has committed to achieving completion in 2020. We believe the company should deliver mid-teens earnings growth over the next few years driven by high single-digit revenue growth and margin expansion. Within Consumer Discretionary, TAL Education Group, a leading tutoring services provider in China with a strong brand and significant growth opportunities, was an additional source of outperformance. With brands known for improving student performance, TAL should continue to be a consolidator in the highly fragmented industry due to strong execution and scalable technology. Within the Communication Services sector, Chinese online companies NetEase and Tencent were additional sources of outperformance. Both companies reported better-than-expected results and have benefited from positive investor sentiment related to the slowing of the pandemic within China as well as the resilient nature of their business models. Partially offsetting these effects was an overweight allocation to the U.K. and below average stock selection within the Consumer Staples sector. Within Consumer Staples, Nestle and Diageo hurt relative performance. The relative underperformance from Nestle was a result of it not being owned in the Fund during the COVID-19 pandemic. The defensive nature of the business often leads it to perform well during periods of significant economic disruption, as was the case in the first half of 2020. Diageo, a global leader in spirits, has seen significant disruption in Greater China due to the pandemic. The share price decline rebounded since bottoming in the first quarter, but did not keep up with broad market.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

June 30, 2020	William Blair Funds	37

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	(1.27)%	7.64%	8.43%	7.85%	8.95%
Class I(a)	(1.16)	7.93	8.72	8.12	9.22
MSCI ACW Ex-U.S. IMI (net)(a)	(11.24)	(4.74)	0.96	2.30	4.54
Class R6(b)	(1.10)	7.97	8.79	8.21	9.26
MSCI ACW Ex-U.S. IMI (net)(b)	(11.24)	(4.74)	0.96	2.30	4.15

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2020.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Semiannual Report	June 30, 2020

International Leaders Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—43.4%
	Denmark—6.9%
	Chr Hansen Holding A/S (Chemicals)	32,359	$3,337
	Coloplast A/S Class “B” (Health care equipment & supplies)	80,191	12,429
	DSV PANALPINA A/S (Air freight & logistics)	57,433	7,012
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	192,526	12,465
	Orsted A/S (Electric utilities)	92,038	10,621
			45,864
	Finland—1.1%
	Neste Oyj (Oil, gas & consumable fuels)	191,662	7,496
	France—9.7%
*	Airbus SE (Aerospace & defense)	105,603	7,536
	Capgemini SE (IT services)	92,447	10,589
*	L’Oreal S.A. (Personal products)	33,438	10,733
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	44,000	19,304
*	Safran S.A. (Aerospace & defense)	99,997	10,024
	Teleperformance (Professional services)	24,692	6,267
			64,453
	Germany—5.9%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	597,745	14,019
	Rational AG (Machinery)	12,617	7,065
	SAP SE (Software)	102,595	14,330
*	TeamViewer AG (Software)	64,325	3,512
			38,926
	Ireland—2.0%
	Kingspan Group plc (Building products)	200,288	12,905
	Luxembourg—0.4%
	Tenaris S.A. (Energy equipment & services)	353,977	2,286
	Netherlands—2.9%
*	Adyen N.V. (IT services)	9,655	14,053
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	14,637	5,375
			19,428
	Spain—1.2%
	Amadeus IT Group S.A. (IT services)	150,093	7,821
	Sweden—4.4%
	Atlas Copco AB Class “A” (Machinery)	352,008	14,906
*	Hexagon AB Class “B” (Electronic equipment, instruments & components)	246,367	14,383
			29,289

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—8.9%
	Lonza Group AG (Life sciences tools & services)	29,482	$15,565
	Partners Group Holding AG (Capital markets)	12,161	11,031
	Sika AG (Chemicals)	52,856	10,173
	Straumann Holding AG (Health care equipment & supplies)	12,999	11,168
	Temenos AG (Software)	71,540	11,111
			59,048

	Emerging Asia—18.3%
	China—12.9%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	871,256	23,562
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,169,000	9,977
	NetEase, Inc.—ADR (Entertainment)	29,744	12,771
*	TAL Education Group—ADR (Diversified consumer services)	219,637	15,019
	Tencent Holdings, Ltd. (Interactive Media & Services)	375,800	24,176
			85,505
	India—2.9%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	309,844	7,227
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	511,664	11,571
*	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	36,741	389
			19,187
	Taiwan—2.5%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,576,000	16,719

	United Kingdom—14.7%
	Abcam plc (Biotechnology)	171,279	2,829
	Ashtead Group plc (Trading companies & distributors)	254,292	8,567
	Compass Group plc (Hotels, restaurants & leisure)	516,663	7,119
	Diageo plc (Beverages)	255,283	8,482
	Experian plc (Professional services)	429,331	14,997
	Halma plc (Electronic equipment, instruments & components)	240,237	6,855
	London Stock Exchange Group plc (Capital markets)	119,799	12,407
	RELX plc (Professional services)	498,796	11,558
	Rentokil Initial plc (Commercial services & supplies)	1,273,841	8,044
	Segro plc (Equity REIT)	858,547	9,521
	Spirax-Sarco Engineering plc (Machinery)	57,872	7,154
			97,533

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Japan—10.3%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	175,900	$4,993
	Daikin Industries, Ltd. (Building products)	76,400	12,266
	Hoya Corporation (Health care equipment & supplies)	113,300	10,766
	Keyence Corporation (Electronic equipment, instruments & components)	43,400	18,100
	Shiseido Co., Ltd. (Personal products)	146,600	9,280
	SMC Corporation (Machinery)	24,400	12,469
			67,874
	Canada—5.8%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	296,716	9,762
	Canadian National Railway Co. (Road & rail)	146,479	12,959
	Dollarama, Inc. (Multiline retail)	204,757	6,811
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	29,402	9,174
			38,706
	Asia—5.5%
	Australia—3.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	350,186	6,162
*	Atlassian Corporation plc Class “A” (Software)†	32,006	5,770
	CSL, Ltd. (Biotechnology)	58,717	11,629
			23,561
	Hong Kong—1.9%
	AIA Group, Ltd. (Insurance)	1,345,200	12,549
	Emerging Latin America—1.5%
	Argentina—1.5%
*	MercadoLibre, Inc. (Internet & direct marketing retail)	10,122	9,978
	Total Common Stocks—99.5% (cost $512,419)		659,128
	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $2,863, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $2,920	$2,863	2,863
	Total Repurchase Agreement—0.4% (cost $2,863)		2,863
	Total Investments—99.9% (cost $515,282)		661,991
	Cash and other assets, less liabilities—0.1%		470
	Net assets—100.0%		$662,461

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	23.5%
Information Technology	21.6%
Consumer Discretionary	14.7%
Health Care	12.4%
Financials	9.6%
Communication Services	5.6%
Consumer Staples	4.3%
Energy	3.3%
Materials	2.0%
Utilities	1.6%
Real Estate	1.4%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	23.3%
British Pound Sterling	14.8%
Hong Kong Dollar	10.7%
Japanese Yen	10.3%
U.S. Dollar	9.5%
Swiss Franc	9.0%
Danish Krone	6.9%
Swedish Krona	4.4%
Canadian Dollar	3.0%
Indian Rupee	2.9%
Australian Dollar	2.7%
New Taiwan Dollar	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2020

International Growth Fund The International Growth Fund seeks long-term capital appreciation. AN OVERVIEW FROM THE PORTFOLIO MANAGERS
Simon Fennell Kenneth J. McAtamney

The William Blair International Growth Fund (Class N shares) posted a 0.27% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), decreased 11.24%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Information Technology, Communication Services and Industrials sectors were the most notable sources of relative return. Within Information Technology, Adyen enhanced relative returns as the company posted second quarter results that reassured investors during a time of high uncertainty given the global COVID-19 pandemic. An innovative global payment service provider with a focus on large merchant online payments, we believe that Adyen is well positioned to benefit from an accelerated shift to online payments due to its best-in-class technology and product differentiation. Sea Ltd, a South East Asian mobile gaming and e-commerce company within Communication Services, was an additional source of outperformance. SEA primarily operates in seven South East Asian markets, including Indonesia, Malaysia, the Philippines, Singapore, Thailand, Taiwan and Vietnam. More recently, it has expanded its gaming operations to include India, Russia and Latin America. The company is the market leader in both gaming revenues and e-commerce, and current game success and a robust pipeline are driving higher revenue growth and profitability expectations, while e-commerce operating metrics continue to be strong. Within the Industrials sector, SMC Corp and Atlas Copco aided relative performance as the rebound in investor sentiment help propel high quality companies in cyclical sectors higher.

Partially offsetting these effects was an overweight allocation to the U.K., an underweight allocation to Communication Services and an overweight to the Industrials sector. Additionally, companies with exposure to travel-related activities underperformed as activity remained depressed, including Airbus, Safran, MTU Aero and Amadeus.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

June 30, 2020	William Blair Funds	41

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year					Since
	to Date	1 Year	3 Year	5 Year	10 Year	Inception(a)
Class N	0.27%	9.49%	6.54%	4.78%	7.38%	—
Class I	0.40	9.82	6.88	5.10	7.70	—
Class R6	0.46	9.92	—	—	—	10.42%
MSCI ACW Ex-U.S. IMI (net)	(11.24)	(4.74)	0.96	2.30	5.11	(4.08)

(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

42	Semiannual Report	June 30, 2020

International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.7%
	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	31,256	$2,370
	Warehouses De Pauw CVA (Equity REIT)	137,691	3,759
			6,129
	Denmark—5.3%
	Chr Hansen Holding A/S (Chemicals)	77,429	7,985
	Coloplast A/S Class “B” (Health care equipment & supplies)	67,454	10,455
	DSV PANALPINA A/S (Air freight & logistics)	226,302	27,631
*	Genmab A/S (Biotechnology)	42,596	14,258
*	Netcompany Group A/S (Software)	59,114	3,877
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	289,613	18,750
	Orsted A/S (Electric utilities)	97,391	11,239
*	Royal Unibrew A/S (Beverages)	44,799	3,727
	Tryg A/S (Insurance)	84,989	2,460
			100,382
	Faroe Islands—0.1%
*	Bakkafrost P/F (Food products)	41,151	2,589
	Finland—0.9%
	Neste Oyj (Oil, gas & consumable fuels)	406,763	15,908
	France—9.8%
*	Airbus SE (Aerospace & defense)	301,988	21,551
	Capgemini SE (IT services)	143,715	16,461
	Dassault Systemes SE (Software)	89,066	15,370
	Hermes International (Textiles, apparel & luxury goods)	9,306	7,777
	Kering S.A. (Textiles, apparel & luxury goods)	27,782	15,115
*	L’Oreal S.A. (Personal products)	62,299	19,997
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	57,336	25,155
	Orpea (Health care providers & services)	40,297	4,659
	Rubis SCA (Gas utilities)	55,609	2,673
*	Safran S.A. (Aerospace & defense)	218,258	21,878
	Sartorius Stedim Biotech (Life sciences tools & services)	26,095	6,596
	Teleperformance (Professional services)	54,748	13,895
*	Worldline S.A. (IT services)	157,698	13,656
			184,783
	Germany—5.8%
*	Carl Zeiss Meditec AG (Health care equipment & supplies)	42,958	4,189
*	HelloFresh SE (Internet & direct marketing retail)	56,632	3,016
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	936,734	21,969
	KION Group AG (Machinery)	88,293	5,436
*	MTU Aero Engines AG (Aerospace & defense)	119,832	20,753

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
*	Puma SE (Textiles, apparel & luxury goods)	131,041	$10,132
	SAP SE (Software)	139,779	19,524
*	TeamViewer AG (Software)	184,818	10,092
	Vonovia SE (Real estate management & development)	214,641	13,162
			108,273
	Ireland—2.0%
*	ICON plc (Life sciences tools & services)†	75,184	12,666
	Kerry Group plc Class “A” (Food products)	86,138	10,674
	Kingspan Group plc (Building products)	204,396	13,170
			36,510
	Israel—0.7%
*	CyberArk Software, Ltd. (Software)†	39,970	3,968
*	Wix.com, Ltd. (IT services)†	37,499	9,608
			13,576
	Italy—0.5%
*	Amplifon SpA (Health care providers & services)	145,089	3,865
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	85,305	2,534
*	Moncler SpA (Textiles, apparel & luxury goods)	77,745	2,973
			9,372
	Luxembourg—0.4%
*	Eurofins Scientific SE (Life sciences tools & services)	11,289	7,085
	Netherlands—3.7%
*	Adyen N.V. (IT services)	14,517	21,129
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	100,505	36,913
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	87,856	3,914
	Euronext N.V. (Capital markets)	45,353	4,548
	IMCD N.V. (Trading companies & distributors)	39,128	3,678
			70,182
	Norway—0.4%
	TOMRA Systems ASA (Commercial services & supplies)	205,020	7,521
	Spain—1.0%
	Amadeus IT Group S.A. (IT services)	352,495	18,368
	Sweden—4.8%
*	AAK AB (Food products)	129,414	2,224
	Atlas Copco AB Class “A” (Machinery)	752,486	31,866
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	180,998	10,792
	Fabege AB (Real estate management & development)	232,864	2,721

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	43

International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
*	Hexagon AB Class “B” (Electronic equipment, instruments & components)	367,043	$21,428
*	Indutrade AB (Trading companies & distributors)	136,280	5,382
	Lifco AB Class “B” (Industrial conglomerates)	63,727	4,035
*	Nibe Industrier AB Class “B” (Building products)	251,458	5,556
*	Nolato AB Class “B” (Industrial conglomerates)	56,363	3,799
*	Vitrolife AB (Biotechnology)	104,462	2,336
			90,139
	Switzerland—7.0%
	Belimo Holding AG (Building products)	536	3,943
	Logitech International S.A. (Technology hardware, storage & peripherals)	136,783	8,931
	Lonza Group AG (Life sciences tools & services)	47,060	24,845
	Partners Group Holding AG (Capital markets)	17,929	16,263
*	SIG Combibloc Group AG (Containers & packaging)	186,919	3,024
	Sika AG (Chemicals)	116,788	22,478
*	Softwareone Holding AG (Electronic equipment, instruments & components)	157,921	3,900
	STMicroelectronics N.V. (Semiconductors & semiconductor equipment)	550,146	14,970
	Straumann Holding AG (Health care equipment & supplies)	14,637	12,575
	Tecan Group AG (Life sciences tools & services)	14,674	5,198
	Temenos AG (Software)	70,158	10,896
	VAT Group AG (Machinery)	27,047	4,939
			131,962

	Emerging Asia—21.9%
	China—14.4%
	A-Living Services Co., Ltd. Class “H” (Commercial services & supplies)	739,750	3,727
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	1,038,916	6,381
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	860,000	2,735
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	1,473,384	39,845
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,318,700	6,477
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,732,000	8,045
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	339,459	5,970
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	505,870	7,285

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	54,053	$11,178
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,015,500	9,571
*	Meituan Dianping Class “B” (Internet & direct marketing retail)	497,900	11,043
	NAURA Technology Group Co., Ltd. Class “A” (Electronic equipment, instruments & components)	182,913	4,419
	NetEase, Inc.—ADR (Entertainment)	39,608	17,007
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	974,421	3,822
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,075,000	20,749
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	102,350	4,423
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	468,000	5,640
	Silergy Corporation (Semiconductors & semiconductor equipment)	156,000	10,152
*	TAL Education Group—ADR (Diversified consumer services)	311,308	21,287
	Tencent Holdings, Ltd. (Interactive Media & Services)	738,900	47,534
*	Tencent Music Entertainment Group—ADR (Entertainment)	210,681	2,836
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	210,339	4,959
	Vitasoy International Holdings, Ltd. (Food products)	480,000	1,836
	Will Semiconductor, Ltd. Class “A” (Semiconductors & semiconductor equipment)	85,077	2,429
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	299,414	4,089
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	423,500	7,748
			271,187
	India—1.5%
	HDFC Bank, Ltd. (Banks)	497,394	7,025
	Ipca Laboratories, Ltd. (Pharmaceuticals)	123,136	2,727
	Pidilite Industries, Ltd. (Chemicals)	164,478	2,991
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	669,916	15,150
*	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	51,309	544
			28,437
	Indonesia—1.0%
	PT Bank Central Asia Tbk (Banks)	9,066,500	18,073
	South Korea—0.9%
	Kakao Corporation (Interactive Media & Services)	37,761	8,398

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2020

International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	31,119	$9,404
			17,802
	Taiwan—3.1%
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	267,000	3,647
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,206,000	23,667
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	534,335	30,334
			57,648
	Thailand—1.0%
	Airports of Thailand PCL (Transportation infrastructure)	1,456,200	2,850
*	Sea, Ltd.—ADR (Entertainment)	145,050	15,555
			18,405

	Japan—12.5%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	293,500	8,331
	Daikin Industries, Ltd. (Building products)	127,400	20,454
	Disco Corporation (Semiconductors & semiconductor equipment)	45,200	10,922
	GMO Payment Gateway, Inc. (IT services)	50,800	5,288
	Harmonic Drive Systems, Inc. (Machinery)	84,200	4,609
	Hoya Corporation (Health care equipment & supplies)	140,400	13,341
	Keyence Corporation (Electronic equipment, instruments & components)	85,900	35,824
	Meitec Corporation (Professional services)	44,800	2,153
	MISUMI Group, Inc. (Machinery)	216,000	5,389
	MonotaRO Co., Ltd. (Trading companies & distributors)	193,000	7,722
	Nihon M&A Center, Inc. (Professional services)	219,800	9,914
	Nomura Research Institute, Ltd. (IT services)	381,300	10,336
	NS Solutions Corporation (IT services)	77,700	2,119
	Omron Corporation (Electronic equipment, instruments & components)	299,300	20,013
	Persol Holdings Co., Ltd. (Professional services)	320,900	4,399
	Shimadzu Corporation (Electronic equipment, instruments & components)	211,500	5,618
	Shiseido Co., Ltd. (Personal products)	230,400	14,585
	SMC Corporation (Machinery)	52,600	26,881
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	151,400	3,327
	TechnoPro Holdings, Inc. (Professional services)	73,800	4,203
	Terumo Corporation (Health care equipment & supplies)	308,900	11,675
	TIS, Inc. (IT services)	360,200	7,586
			234,689

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—11.7%
	3i Group plc (Capital markets)	548,813	$5,662
	Abcam plc (Biotechnology)	139,772	2,309
	Ashtead Group plc (Trading companies & distributors)	337,716	11,378
	Avast plc (Software)	939,144	6,150
	AVEVA Group plc (Software)	107,435	5,447
	Big Yellow Group plc (Equity REIT)	294,907	3,669
*	boohoo Group plc (Internet & direct marketing retail)	995,778	5,084
	Compass Group plc (Hotels, restaurants & leisure)	1,115,229	15,367
	Croda International plc (Chemicals)	111,816	7,282
	Diageo plc (Beverages)	503,297	16,723
	Experian plc (Professional services)	647,178	22,606
	Greggs plc (Hotels, restaurants & leisure)	248,553	4,989
	Halma plc (Electronic equipment, instruments & components)	532,723	15,202
	Intermediate Capital Group plc (Capital markets)	424,689	6,783
	Intertek Group plc (Professional services)	127,746	8,611
	London Stock Exchange Group plc (Capital markets)	182,519	18,902
	RELX plc (Professional services)	574,967	13,323
	Renishaw plc (Electronic equipment, instruments & components)	62,947	3,139
	Rentokil Initial plc (Commercial services & supplies)	2,116,883	13,367
	Rotork plc (Machinery)	1,494,541	5,185
	Segro plc (Equity REIT)	1,075,169	11,924
	Softcat plc (IT services)	214,869	2,902
	Spirax-Sarco Engineering plc (Machinery)	96,237	11,896
*	Trainline plc (Internet & direct marketing retail)	456,720	2,458
			220,358

	Western Hemisphere—4.5%
	Canada—4.3%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	423,831	13,290
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	406,457	13,372
	Canadian National Railway Co. (Road & rail)	285,524	25,261
	Enghouse Systems, Ltd. (Software)	68,632	3,665
*	Kinaxis, Inc. (Software)	35,719	5,106
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	57,549	17,956
	Toromont Industries, Ltd. (Trading companies & distributors)	51,968	2,579
			81,229
	United States—0.2%
	Benefit One, Inc. (Professional services)	198,600	3,982

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	45

International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—3.8%
	Australia—2.2%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	570,336	$10,036
*	Atlassian Corporation plc Class “A” (Software)†	66,556	11,998
	CSL, Ltd. (Biotechnology)	65,439	12,961
	Goodman Group (Equity REIT)	675,829	6,926
			41,921
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	3,095,800	28,879

	Emerging Latin America—2.1%
	Argentina—0.8%
*	Globant S.A. (Software)†	32,168	4,820
*	MercadoLibre, Inc. (Internet & direct marketing retail)	10,336	10,189
			15,009
	Brazil—1.2%
	B3 S.A.—Brasil Bolsa Balcao (Capital markets)	894,100	9,058
	Lojas Renner S.A. (Multiline retail)	289,000	2,221
	Magazine Luiza S.A. (Multiline retail)	497,500	6,555
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	380,300	4,756
			22,590
	Mexico—0.1%
*	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	26,655	2,993

	Emerging Europe—0.5%
	Russia—0.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	189,126	9,460
	Total Common Stocks—99.7% (cost $1,357,985)		1,875,441

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $7,359, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $7,507	$7,359	$7,359
Total Repurchase Agreement—0.4% (cost $7,359)		7,359
Total Investments—100.1% (cost $1,365,344)		1,882,800
Liabilities, plus cash and other assets—(0.1)%		(1,592)
Net assets—100.0%		$1,881,208

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.5%
Industrials	22.6%
Consumer Discretionary	13.2%
Health Care	11.8%
Financials	8.1%
Consumer Staples	5.5%
Communication Services	5.4%
Materials	2.3%
Real Estate	2.2%
Energy	1.7%
Utilities	0.7%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.5%
Japanese Yen	12.7%
British Pound Sterling	11.7%
Hong Kong Dollar	10.0%
U.S. Dollar	9.8%
Swiss Franc	6.2%
Danish Krone	5.4%
Swedish Krona	4.8%
Chinese Yuan Renminbi	3.3%
Canadian Dollar	2.7%
New Taiwan Dollar	2.0%
Australian Dollar	1.6%
Indian Rupee	1.5%
Brazilian Real	1.2%
All Other Currencies	2.6%
Total	100.0%

See accompanying Notes to Financial Statements.

46	Semiannual Report	June 30, 2020

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund posted a 0.69% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI (net) (the “Index”), decreased 11.24%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Information Technology, Communication Services and Industrials sectors were the most notable sources of relative return. Within Information Technology, Adyen enhanced relative returns as the company posted second quarter results that reassured investors during a time of high uncertainty given the global COVID-19 pandemic. An innovative global payment service provider with a focus on large merchant online payments, we believe that Adyen is well positioned to benefit from an accelerated shift to online payments due to its best-in-class technology and product differentiation. Sea Ltd, a South East Asian mobile gaming and e-commerce company within Communication Services, was an additional source of outperformance. SEA primarily operates in seven South East Asian markets, including Indonesia, Malaysia, the Philippines, Singapore, Thailand, Taiwan and Vietnam. More recently, it has expanded its gaming operations to include India, Russia and Latin America. The company is the market leader in both gaming revenues and e-commerce, and current game success and a robust pipeline are driving higher revenue growth and profitability expectations, while e-commerce operating metrics continue to be strong. Within the Industrials sector, SMC Corp and Atlas Copco aided relative performance as the rebound in investor sentiment help propel high quality companies in cyclical sectors higher.

Partially offsetting these effects was an overweight allocation to the U.K., an underweight allocation to Communication Services, and an overweight to the Industrials sector. Additionally, companies with exposure to travel-related activities underperformed as activity remained depressed, including Airbus, Safran, MTU Aero, and Amadeus.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

June 30, 2020	William Blair Funds	47

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	0.69%	10.26%	7.11%	5.30%	7.90%
MSCI ACW Ex-U.S. IMI (net)	(11.24)	(4.74)	0.96	2.30	5.11

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

48	Semiannual Report	June 30, 2020

Institutional International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—42.7%
	Belgium—0.3%
	Melexis N.V. (Semiconductors & semiconductor equipment)	25,680	$1,947
	Warehouses De Pauw CVA (Equity REIT)	113,128	3,089
			5,036
	Denmark—5.3%
	Chr Hansen Holding A/S (Chemicals)	63,616	6,561
	Coloplast A/S Class “B” (Health care equipment & supplies)	55,421	8,590
	DSV PANALPINA A/S (Air freight & logistics)	185,931	22,701
*	Genmab A/S (Biotechnology)	34,997	11,714
*	Netcompany Group A/S (Software)	48,568	3,186
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	237,947	15,405
	Orsted A/S (Electric utilities)	80,017	9,234
*	Royal Unibrew A/S (Beverages)	36,807	3,062
	Tryg A/S (Insurance)	69,827	2,021
			82,474
	Faroe Islands—0.1%
*	Bakkafrost P/F (Food products)	33,810	2,127
	Finland—0.9%
	Neste Oyj (Oil, gas & consumable fuels)	334,199	13,070
	France—9.8%
*	Airbus SE (Aerospace & defense)	248,115	17,707
	Capgemini SE (IT services)	118,077	13,525
	Dassault Systemes SE (Software)	73,177	12,628
	Hermes International (Textiles, apparel & luxury goods)	7,646	6,389
	Kering S.A. (Textiles, apparel & luxury goods)	22,825	12,418
*	L’Oreal S.A. (Personal products)	51,186	16,430
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	47,107	20,667
	Orpea (Health care providers & services)	33,108	3,828
	Rubis SCA (Gas utilities)	45,688	2,196
*	Safran S.A. (Aerospace & defense)	179,322	17,975
	Sartorius Stedim Biotech (Life sciences tools & services)	21,440	5,420
	Teleperformance (Professional services)	44,981	11,416
*	Worldline S.A. (IT services)	129,565	11,220
			151,819
	Germany—5.8%
*	Carl Zeiss Meditec AG (Health care equipment & supplies)	35,294	3,442
*	HelloFresh SE (Internet & direct marketing retail)	46,529	2,478
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	769,624	18,050
	KION Group AG (Machinery)	72,542	4,466
*	MTU Aero Engines AG (Aerospace & defense)	98,454	17,051
*	Puma SE (Textiles, apparel & luxury goods)	107,664	8,324

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	SAP SE (Software)	114,843	$16,041
*	TeamViewer AG (Software)	151,847	8,291
	Vonovia SE (Real estate management & development)	176,350	10,814
			88,957
	Ireland—2.0%
*	ICON plc (Life sciences tools & services)†	61,771	10,406
	Kerry Group plc Class “A” (Food products)	70,771	8,770
	Kingspan Group plc (Building products)	167,933	10,820
			29,996
	Israel—0.7%
*	CyberArk Software, Ltd. (Software)†	32,840	3,260
*	Wix.com, Ltd. (IT services)†	30,809	7,894
			11,154
	Italy—0.5%
*	Amplifon SpA (Health care providers & services)	119,206	3,175
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	70,087	2,082
*	Moncler SpA (Textiles, apparel & luxury goods)	63,876	2,443
			7,700
	Luxembourg—0.4%
*	Eurofins Scientific SE (Life sciences tools & services)	9,275	5,821
	Netherlands—3.7%
*	Adyen N.V. (IT services)	11,927	17,360
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	82,576	30,328
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	72,183	3,216
	Euronext N.V. (Capital markets)	37,263	3,736
	IMCD N.V. (Trading companies & distributors)	32,148	3,022
			57,662
	Norway—0.4%
	TOMRA Systems ASA (Commercial services & supplies)	168,445	6,179
	Spain—1.0%
	Amadeus IT Group S.A. (IT services)	289,611	15,091
	Sweden—4.8%
*	AAK AB (Food products)	106,327	1,827
	Atlas Copco AB Class “A” (Machinery)	618,246	26,181
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	148,708	8,867
	Fabege AB (Real estate management & development)	191,322	2,236
*	Hexagon AB Class “B” (Electronic equipment, instruments & components)	301,564	17,605

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	49

Institutional International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
*	Indutrade AB (Trading companies & distributors)	111,968	$4,422
	Lifco AB Class “B” (Industrial conglomerates)	52,359	3,315
*	Nibe Industrier AB Class “B” (Building products)	206,599	4,565
*	Nolato AB Class “B” (Industrial conglomerates)	46,308	3,121
*	Vitrolife AB (Biotechnology)	85,827	1,920
			74,059
	Switzerland—7.0%
	Belimo Holding AG (Building products)	441	3,244
	Logitech International S.A. (Technology hardware, storage & peripherals)	112,381	7,337
	Lonza Group AG (Life sciences tools & services)	38,665	20,413
	Partners Group Holding AG (Capital markets)	14,730	13,361
*	SIG Combibloc Group AG (Containers & packaging)	153,573	2,485
	Sika AG (Chemicals)	95,954	18,468
*	Softwareone Holding AG (Electronic equipment, instruments & components)	129,748	3,205
	STMicroelectronics N.V. (Semiconductors & semiconductor equipment)	452,002	12,300
	Straumann Holding AG (Health care equipment & supplies)	12,026	10,332
	Tecan Group AG (Life sciences tools & services)	12,056	4,270
	Temenos AG (Software)	57,642	8,952
	VAT Group AG (Machinery)	22,222	4,058
			108,425

	Emerging Asia—22.4%
	China—14.9%
	A-Living Services Co., Ltd. Class “H” (Commercial services & supplies)	607,750	3,062
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	985,230	6,051
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	706,000	2,245
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	1,202,500	32,520
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	2,198,900	6,142
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,423,000	6,610
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	321,940	5,661
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	479,700	6,909
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	51,217	10,591

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	2,477,500	$7,864
*	Meituan Dianping Class “B” (Internet & direct marketing retail)	409,100	9,073
	NAURA Technology Group Co., Ltd. Class “A” (Electronic equipment, instruments & components)	173,400	4,189
	NetEase, Inc.—ADR (Entertainment)	32,542	13,973
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	924,100	3,625
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,704,500	17,044
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	97,100	4,196
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	384,400	4,632
	Silergy Corporation (Semiconductors & semiconductor equipment)	128,000	8,330
*	TAL Education Group—ADR (Diversified consumer services)	255,772	17,490
	Tencent Holdings, Ltd. (Interactive Media & Services)	607,100	39,056
*	Tencent Music Entertainment Group—ADR (Entertainment)	173,096	2,330
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	199,400	4,701
	Vitasoy International Holdings, Ltd. (Food products)	392,000	1,500
	Will Semiconductor, Ltd. Class “A” (Semiconductors & semiconductor equipment)	80,670	2,303
	WuXi AppTec Co., Ltd. Class “A” (Life sciences tools & services)	283,864	3,876
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	348,000	6,367
			230,340
	India—1.5%
	HDFC Bank, Ltd. (Banks)	408,661	5,772
	Ipca Laboratories, Ltd. (Pharmaceuticals)	101,169	2,241
	Pidilite Industries, Ltd. (Chemicals)	135,136	2,457
*	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	39,923	423
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	550,406	12,447
			23,340
	Indonesia—1.0%
	PT Bank Central Asia Tbk (Banks)	7,449,006	14,849
	South Korea—0.9%
	Kakao Corporation (Interactive Media & Services)	31,025	6,899
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	25,568	7,727
			14,626

See accompanying Notes to Financial Statements.

50	Semiannual Report	June 30, 2020

Institutional International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—3.1%
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	220,000	$3,005
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	991,000	19,447
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	439,012	24,923
			47,375
	Thailand—1.0%
	Airports of Thailand PCL (Transportation infrastructure)	1,196,500	2,342
*	Sea, Ltd.—ADR (Entertainment)	119,174	12,780
			15,122

	Japan—12.5%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	241,200	6,847
	Daikin Industries, Ltd. (Building products)	104,700	16,809
	Disco Corporation (Semiconductors & semiconductor equipment)	37,100	8,964
	GMO Payment Gateway, Inc. (IT services)	41,700	4,341
	Harmonic Drive Systems, Inc. (Machinery)	69,200	3,788
	Hoya Corporation (Health care equipment & supplies)	115,400	10,965
	Keyence Corporation (Electronic equipment, instruments & components)	70,600	29,443
	Meitec Corporation (Professional services)	36,800	1,769
	MISUMI Group, Inc. (Machinery)	177,500	4,429
	MonotaRO Co., Ltd. (Trading companies & distributors)	158,600	6,345
	Nihon M&A Center, Inc. (Professional services)	180,600	8,146
	Nomura Research Institute, Ltd. (IT services)	313,300	8,493
	NS Solutions Corporation (IT services)	63,800	1,740
	Omron Corporation (Electronic equipment, instruments & components)	245,900	16,443
	Persol Holdings Co., Ltd. (Professional services)	263,700	3,614
	Shimadzu Corporation (Electronic equipment, instruments & components)	173,700	4,614
	Shiseido Co., Ltd. (Personal products)	189,300	11,983
	SMC Corporation (Machinery)	43,200	22,077
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	124,400	2,734
	TechnoPro Holdings, Inc. (Professional services)	60,600	3,452
	Terumo Corporation (Health care equipment & supplies)	253,800	9,592
	TIS, Inc. (IT services)	295,900	6,232
			192,820

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—11.7%
	3i Group plc (Capital markets)	450,907	$4,652
	Abcam plc (Biotechnology)	114,837	1,897
	Ashtead Group plc (Trading companies & distributors)	277,469	9,348
	Avast plc (Software)	771,605	5,053
	AVEVA Group plc (Software)	88,269	4,476
	Big Yellow Group plc (Equity REIT)	242,297	3,014
*	boohoo Group plc (Internet & direct marketing retail)	818,136	4,177
	Compass Group plc (Hotels, restaurants & leisure)	916,277	12,625
	Croda International plc (Chemicals)	91,869	5,983
	Diageo plc (Beverages)	413,511	13,740
	Experian plc (Professional services)	531,724	18,573
	Greggs plc (Hotels, restaurants & leisure)	204,212	4,099
	Halma plc (Electronic equipment, instruments & components)	437,687	12,490
	Intermediate Capital Group plc (Capital markets)	348,926	5,573
	Intertek Group plc (Professional services)	104,956	7,075
	London Stock Exchange Group plc (Capital markets)	149,958	15,530
	RELX plc (Professional services)	472,395	10,946
	Renishaw plc (Electronic equipment, instruments & components)	51,718	2,579
	Rentokil Initial plc (Commercial services & supplies)	1,739,240	10,982
	Rotork plc (Machinery)	1,227,921	4,260
	Segro plc (Equity REIT)	883,364	9,797
	Softcat plc (IT services)	176,538	2,384
	Spirax-Sarco Engineering plc (Machinery)	79,069	9,774
*	Trainline plc (Internet & direct marketing retail)	375,243	2,020
			181,047

	Western Hemisphere—4.5%
	Canada—4.3%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	348,222	10,919
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	333,947	10,987
	Canadian National Railway Co. (Road & rail)	234,588	20,755
	Enghouse Systems, Ltd. (Software)	56,388	3,011
*	Kinaxis, Inc. (Software)	29,347	4,195
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	47,283	14,753
	Toromont Industries, Ltd. (Trading companies & distributors)	42,697	2,119
			66,739
	United States—0.2%
	Benefit One, Inc. (Professional services)	163,200	3,272

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	51

Institutional International Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—3.8%
	Australia—2.2%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	468,591	$8,246
*	Atlassian Corporation plc Class “A” (Software)†	54,683	9,858
	CSL, Ltd. (Biotechnology)	53,765	10,649
	Goodman Group (Equity REIT)	555,264	5,690
			34,443
	Hong Kong—1.6%
	AIA Group, Ltd. (Insurance)	2,543,663	23,728

	Emerging Latin America—2.1%
	Argentina—0.8%
*	Globant S.A. (Software)†	26,429	3,961
*	MercadoLibre, Inc. (Internet & direct marketing retail)	8,492	8,371
			12,332
	Brazil—1.2%
	B3 S.A.—Brasil Bolsa Balcao (Capital markets)	734,600	7,442
	Lojas Renner S.A. (Multiline retail)	237,460	1,825
	Magazine Luiza S.A. (Multiline retail)	408,800	5,386
	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	312,500	3,908
			18,561
	Mexico—0.1%
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	21,900	2,459

	Emerging Europe—0.5%
	Russia—0.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	155,387	7,772
	Total Common Stocks—100.2% (cost $1,128,494)		1,548,395

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $4,201, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $4,285	$4,201	$4,201
Total Repurchase Agreement—0.3% (cost $4,201)		4,201
Total Investments—100.5% (cost $1,132,695)		1,552,596
Liabilities, plus cash and other assets—(0.5)%		(7,214)
Net assets—100.0%		$1,545,382

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	26.5%
Industrials	22.5%
Consumer Discretionary	13.1%
Health Care	12.0%
Financials	8.1%
Consumer Staples	5.6%
Communication Services	5.3%
Materials	2.3%
Real Estate	2.2%
Energy	1.7%
Utilities	0.7%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.3%
Japanese Yen	12.7%
British Pound Sterling	11.7%
Hong Kong Dollar	9.9%
U.S. Dollar	9.8%
Swiss Franc	6.2%
Danish Krone	5.3%
Swedish Krona	4.8%
Chinese Yuan Renminbi	3.8%
Canadian Dollar	2.6%
New Taiwan Dollar	2.0%
Australian Dollar	1.6%
Indian Rupee	1.5%
Brazilian Real	1.2%
All Other Currencies	2.6%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2020

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 3.10% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), decreased 12.80%.

Six month outperformance was driven by positive stock selection effects across most sectors, led by Industrials. Notable contributors within Industrials were Japanese holdings Nihon M&A Center and MonotaRO. Nihon M&A Center is a high-quality Japanese growth company that provides advisory services to small and medium-sized enterprises facing succession-oriented challenges. It is led by an entrepreneurial management team that has built an attractive network of national relationships aimed at identifying buyers and sellers and sourcing transactions. Maintenance, repair and operations company MonotaRO offers over 10 million products across 7 industrial categories using a single transparent price for each product and overnight delivery. The company leverages its extensive customer data base to predict client order trends, apply targeted promotions and manage inventory. Partially offsetting these positive effects were negative stock selection in the Consumer Staples and Healthcare sectors. Within Consumer Staples, South African holding Clicks Group underperformed. Clicks is a drugstore retailer with a leading market position and high returns business model, and a management team with a long track record of valuation creation. The stock weakened during the second quarter amid investor concerns over management’s cautious outlook and a challenging economic backdrop in South Africa. Within Healthcare, Germany-based Carl Zeiss Meditec underperformed. The company is one of the leading suppliers of surgical tools and equipment for the diagnosis and treatment of ophthalmic conditions. Its share price was negatively impacted by COVID-19 lockdowns and weak patient volumes during the period.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

June 30, 2020	William Blair Funds	53

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(3.10)%	9.21%	3.53%	4.83%	7.86%
Class I	(2.93)	9.53	3.85	5.16	8.19
Class R6	(2.85)	9.70	3.94	5.25	8.35
MSCI ACW Ex-U.S. Small Cap Index (net)	(12.80)	(4.34)	(0.17)	2.50	6.05

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Semiannual Report	June 30, 2020

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—43.4%
	Belgium—1.8%
	Melexis N.V. (Semiconductors & semiconductor equipment)	34,349	$2,605
	Warehouses De Pauw CVA (Equity REIT)	79,098	2,159
			4,764
	Denmark—4.3%
*	Netcompany Group A/S (Software)	69,562	4,562
*	Royal Unibrew A/S (Beverages)	36,509	3,037
	SimCorp A/S (Software)	19,087	2,058
	Tryg A/S (Insurance)	52,708	1,526
			11,183
	Faroe Islands—1.2%
*	Bakkafrost P/F (Food products)	48,118	3,027
	Germany—6.4%
*	Carl Zeiss Meditec AG (Health care equipment & supplies)	37,962	3,702
*	HelloFresh SE (Internet & direct marketing retail)	71,694	3,818
	Siltronic AG (Semiconductors & semiconductor equipment)	41,451	4,228
*	TeamViewer AG (Software)	93,522	5,106
			16,854
	Israel—2.4%
*	CyberArk Software, Ltd. (Software)†	28,652	2,844
	Elbit Systems, Ltd. (Aerospace & defense)	12,070	1,652
	Strauss Group, Ltd. (Food products)	61,483	1,703
			6,199
	Italy—2.2%
*	Amplifon SpA (Health care providers & services)	99,851	2,660
*	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	38,986	1,158
*	Nexi SpA (IT services)	117,320	2,030
			5,848
	Jersey—0.7%
	Sanne Group plc (Capital markets)	230,559	1,800
	Netherlands—2.7%
	BE Semiconductor Industries N.V. (Semiconductors & semiconductor equipment)	45,672	2,035
	Euronext N.V. (Capital markets)	28,012	2,809
	IMCD N.V. (Trading companies & distributors)	23,413	2,201
			7,045
	Norway—1.3%
	TOMRA Systems ASA (Commercial services & supplies)	91,378	3,352
	Spain—0.9%
	EDP Renovaveis S.A. (Independent power & renewable electricity producers)	173,479	2,397

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—12.5%
	AddTech AB Class “B” (Trading companies & distributors)	61,642	$2,477
	Arjo AB Class “B” (Health care equipment & supplies)	302,432	1,681
	Beijer Ref AB (Trading companies & distributors)	107,740	3,254
*	Biotage AB (Life sciences tools & services)	53,433	799
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	62,784	3,743
*	Indutrade AB (Trading companies & distributors)	148,784	5,876
	Investment AB Latour Class “B” (Industrial conglomerates)	81,577	1,479
	Lifco AB Class “B” (Industrial conglomerates)	59,746	3,783
	MIPS AB (Leisure products)	84,376	2,910
*	Nolato AB Class “B” (Industrial conglomerates)	41,436	2,793
	Sweco AB Class “B” (Construction & engineering)	49,345	2,216
*	Vitrolife AB (Biotechnology)	81,153	1,815
			32,826
	Switzerland—7.0%
	Belimo Holding AG (Building products)	235	1,729
	Galenica AG (Health care providers & services)	23,093	1,653
	Kardex AG (Machinery)	15,748	2,872
*	Siegfried Holding AG (Life sciences tools & services)	2,468	1,120
*	SIG Combibloc Group AG (Containers & packaging)	97,823	1,583
*	Softwareone Holding AG (Electronic equipment, instruments & components)	149,670	3,696
	Tecan Group AG (Life sciences tools & services)	6,851	2,427
	VAT Group AG (Machinery)	18,634	3,402
			18,482

	United Kingdom—16.4%
	Abcam plc (Biotechnology)	113,334	1,872
	Avast plc (Software)	447,937	2,933
	AVEVA Group plc (Software)	89,882	4,557
	Beazley plc (Insurance)	545,490	2,771
	Big Yellow Group plc (Equity REIT)	143,386	1,784
*	boohoo Group plc (Internet & direct marketing retail)	881,742	4,501
	Burford Capital, Ltd. (Capital markets)	78,411	452
	Diploma plc (Trading companies & distributors)	173,078	3,850
	Hill & Smith Holdings plc (Metals & mining)	88,960	1,371
	Intermediate Capital Group plc (Capital markets)	267,978	4,280

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	55

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Renishaw plc (Electronic equipment, instruments & components)	92,351	$4,605
	Rotork plc (Machinery)	700,677	2,431
	Safestore Holdings plc (Equity REIT)	250,099	2,250
	Softcat plc (IT services)	151,908	2,052
*	Trainline plc (Internet & direct marketing retail)	417,580	2,248
	Workspace Group plc (Equity REIT)	124,535	1,008
			42,965

	Emerging Asia—12.9%
	Cambodia—0.7%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	1,748,000	2,023
	China—5.0%
	A-Living Services Co., Ltd. Class “H” (Commercial services & supplies)	480,750	2,422
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	542,000	1,724
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	513,000	2,383
*	GSX Techedu, Inc.—ADR (Diversified consumer services)	34,826	2,089
	Silergy Corporation (Semiconductors & semiconductor equipment)	48,000	3,123
	Travelsky Technology, Ltd. Class “H” (IT services)	746,000	1,313
			13,054
	India—1.1%
	AU Small Finance Bank, Ltd. (Banks)	66,984	480
	Ipca Laboratories, Ltd. (Pharmaceuticals)	56,600	1,253
	Motherson Sumi Systems, Ltd. (Auto components)	956,732	1,198
			2,931
	South Korea—0.5%
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	15,275	1,270
	Taiwan—5.6%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	36,000	1,513
	Chailease Holding Co., Ltd. (Diversified financial services)	633,085	2,682
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	605,400	3,416
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	270,000	3,688
	Tripod Technology Corporation (Electronic equipment, instruments & components)	322,000	1,430
	Voltronic Power Technology Corporation (Electrical equipment)	68,000	1,950
			14,679

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—12.6%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	47,400	$1,345
	GMO Payment Gateway, Inc. (IT services)	21,300	2,217
	Harmonic Drive Systems, Inc. (Machinery)	70,100	3,837
	JINS Holdings, Inc. (Specialty retail)	24,000	1,456
	MonotaRO Co., Ltd. (Trading companies & distributors)	60,900	2,436
	Nihon M&A Center, Inc. (Professional services)	158,300	7,140
	Nihon Unisys, Ltd. (IT services)	126,800	3,952
	SMS Co., Ltd. (Professional services)	50,200	1,124
	Sushiro Global Holdings, Ltd. (Hotels, restaurants & leisure)	109,500	2,406
	TechnoPro Holdings, Inc. (Professional services)	52,700	3,002
	TIS, Inc. (IT services)	190,400	4,010
			32,925

	Western Hemisphere—5.5%
	Canada—4.4%
	Enghouse Systems, Ltd. (Software)	41,892	2,237
*	Kinaxis, Inc. (Software)	21,345	3,051
	Parkland Corporation (Oil, gas & consumable fuels)	113,168	2,810
	Toromont Industries, Ltd. (Trading companies & distributors)	68,517	3,400
			11,498
	United States—1.1%
	Benefit One, Inc. (Professional services)	151,500	3,038

	Emerging Latin America—2.8%
	Argentina—1.6%
*	Globant S.A. (Software)†	27,999	4,196
	Brazil—0.4%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	113,000	995
	Mexico—0.8%
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	479,900	2,231

	Emerging Europe, Mid-East, Africa—2.8%
	Greece—0.9%
	OPAP S.A. (Hotels, restaurants & leisure)	258,029	2,448
	South Africa—0.7%
	Clicks Group, Ltd. (Food & staples retailing)	154,526	1,874
	United Arab Emirates—1.2%
*	Network International Holdings plc (IT services)	552,514	3,019

See accompanying Notes to Financial Statements.

56	Semiannual Report	June 30, 2020

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Asia—1.4%
New Zealand—1.4%
Ryman Healthcare, Ltd. (Health care providers & services)	267,319	$2,256
Spark New Zealand, Ltd. (Diversified telecommunication services)	447,074	1,316
		3,572
Total Common Stocks—97.8% (cost $208,186)		256,495

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $4,786, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $4,882	$4,786	4,786
Total Repurchase Agreement—1.8% (cost $4,786)		4,786
Total Investments—99.6% (cost $212,972)		261,281
Cash and other assets, less liabilities—0.4%		1,060
Net assets—100.0%		$262,341

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	30.5%
Industrials	29.8%
Consumer Discretionary	13.4%
Health Care	9.5%
Financials	6.5%
Consumer Staples	3.8%
Real Estate	2.8%
Materials	1.2%
Energy	1.1%
Utilities	0.9%
Communication Services	0.5%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	18.6%
Euro	15.3%
Japanese Yen	14.0%
Swedish Krona	12.8%
Swiss Franc	7.2%
New Taiwan Dollar	6.9%
Canadian Dollar	4.5%
Danish Krone	4.4%
Hong Kong Dollar	3.9%
U.S. Dollar	3.6%
Norwegian Krone	2.5%
New Zealand Dollar	1.4%
Israeli Shekel	1.3%
Indian Rupee	1.1%
All Other Currencies	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	57

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 4.47% decrease, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) decreased 9.78%.

Six-month outperformance versus the Index was primarily driven by strong relative results during the second quarter. Positive stock selection effects within Communication Services, Consumer Discretionary and Information Technology were the main drivers of relative performance. Within Communication Services, NetEase, a leading developer of self-developed PC and mobile games in China, helped relative returns. The company’s operating performance remained solid amid increased online customer engagement in gaming and rapid growth in its online education business. China Tourism Group Duty Free drove the outperformance within Consumer Discretionary. The strong rally in the second quarter more than offset weakness in the first quarter, which was mainly driven by the impact of travel restrictions on duty free sales. Stock selection in Information Technology was bolstered by strong performance by Taiwan-based semiconductor company MediaTek in the second quarter. Partially offsetting these positive effects was negative stock selection within the Financials and Industrials sectors. IRB Brasil Resseguros, the dominant reinsurance company in Brazil, weighed on performance as the stock fell amid a short seller report and corporate governance issues. We decided to sell the position due to ongoing governance concerns coupled with a challenging operating backdrop and growth outlook. Capitec is a high quality South African financial company with a strong brand and expanding product offering. The stock underperformed amid concerns about the bank’s unsecure credit business and weak macroeconomic conditions. Industrials performance was hampered by COVID-19 concerns impacting travel-related holdings—Airports of Thailand and Grupo Aeroportuario del Pacifico. Bidvest, the South African diversified services company, weakened on the deteriorating macro backdrop and investor sentiment amid South Africa’s credit rating downgrade.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

58	Semiannual Report	June 30, 2020

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(4.47)%	4.76%	5.85%	4.10%	4.34%
Class I	(4.28)	5.08	6.15	4.41	4.63
Class R6	(4.28)	5.13	6.19	4.48	4.73
MSCI Emerging Markets Index (net)	(9.78)	(3.39)	1.90	2.86	3.27

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2020	William Blair Funds	59

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—76.3%
	China—37.3%
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	542,428	$14,669
	China International Travel Service Corporation, Ltd. Class “A” (Specialty retail)	356,656	7,766
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	158,270	2,065
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	18,059	3,734
	Midea Group Co., Ltd. Class “A” (Household durables)	519,000	4,387
	NetEase, Inc.—ADR (Entertainment)	18,831	8,086
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	785,000	7,849
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	341,200	4,112
*	TAL Education Group—ADR (Diversified consumer services)	53,341	3,647
	Tencent Holdings, Ltd. (Interactive Media & Services)	258,900	16,655
*	Tencent Music Entertainment Group—ADR (Entertainment)	361,189	4,862
	Travelsky Technology, Ltd. Class “H” (IT services)	1,393,000	2,451
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	125,100	3,011
			83,294
	India—14.9%
	Asian Paints, Ltd. (Chemicals)	117,098	2,616
	Bajaj Finance, Ltd. (Consumer finance)	39,055	1,463
	Britannia Industries, Ltd. (Food products)	39,256	1,874
	HDFC Bank, Ltd.—ADR (Banks)	3,809	173
	HDFC Bank, Ltd. (Banks)	313,166	4,423
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	128,735	3,003
	Infosys, Ltd. (IT services)	381,900	3,711
	Maruti Suzuki India, Ltd. (Automobiles)	23,390	1,806
	Motherson Sumi Systems, Ltd. (Auto components)	2,411,154	3,018
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	319,030	7,215
*	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	23,562	250
	UPL, Ltd. (Chemicals)	661,156	3,737
			33,289
	Indonesia—2.8%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	11,839,800	2,511
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	17,284,800	3,691
			6,202
	South Korea—6.5%
	Douzone Bizon Co., Ltd. (Software)	28,937	2,454
	Kakao Corporation (Interactive Media & Services)	8,345	1,856

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—(continued)
	LG Household & Health Care, Ltd. (Personal products)	4,603	$5,151
	NAVER Corporation (Interactive Media & Services)	22,420	4,976
			14,437
	Taiwan—13.3%
	E.Sun Financial Holding Co., Ltd. (Banks)	2,860,648	2,696
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	329,000	6,456
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	274,603	15,589
	Uni-President Enterprises Corporation (Food products)	2,091,000	5,053
			29,794
	Thailand—1.5%
	Airports of Thailand PCL (Transportation infrastructure)	1,764,000	3,453

	Emerging Latin America—14.1%
	Argentina—3.4%
*	Globant S.A. (Software)†	19,825	2,971
*	MercadoLibre, Inc. (Internet & direct marketing retail)	4,627	4,561
			7,532
	Brazil—7.0%
	B3 S.A.—Brasil Bolsa Balcao (Capital markets)	476,700	4,829
	Odontoprev S.A. (Health care providers & services)	652,653	1,708
	Raia Drogasil S.A. (Food & staples retailing)	86,500	1,759
*	Rumo S.A. (Road & rail)	831,500	3,439
	TOTVS S.A. (Software)	507,600	2,161
	WEG S.A. (Electrical equipment)	191,900	1,786
			15,682
	Mexico—2.5%
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	420,200	3,033
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,066,700	2,551
			5,584
	Peru—1.2%
	Credicorp, Ltd. (Banks)†	19,642	2,626

	Emerging Europe, Africa—6.0%
	Russia—2.5%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	112,072	5,606

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2020

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Africa—(continued)
South Africa—3.5%
Bid Corporation, Ltd. (Food & staples retailing)	116,571	$1,904
Bidvest Group, Ltd. (Industrial conglomerates)	234,426	1,919
Capitec Bank Holdings, Ltd. (Banks)	44,196	2,187
Clicks Group, Ltd. (Food & staples retailing)	154,827	1,877
		7,887
Total Common Stocks—96.4% (cost $171,200)		215,386

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $6,920, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $7,058	$6,920	6,920
Total Repurchase Agreement—3.1% (cost $6,920)		6,920
Total Investments—99.5% (cost $178,120)		222,306
Cash and other assets, less liabilities—0.5%		1,161
Net assets—100.0%		$223,467

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Communication Services	21.2%
Consumer Discretionary	20.6%
Information Technology	16.6%
Financials	14.7%
Consumer Staples	11.1%
Industrials	6.3%
Energy	3.5%
Health Care	3.1%
Materials	2.9%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	22.3%
Hong Kong Dollar	21.2%
Indian Rupee	15.4%
Chinese Yuan Renminbi	9.7%
Brazilian Real	7.3%
South Korean Won	6.7%
New Taiwan Dollar	6.6%
South African Rand	3.7%
Indonesian Rupiah	2.9%
Mexican Peso	2.6%
Thai Baht	1.6%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	61

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 3.22% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), decreased 10.09%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Communication Services, Information Technology and Consumer Staples sectors were the largest sources of relative return. Within Communication Services, Sea Ltd contributed to relative returns amid significant growth in gaming and acceleration of e-commerce penetration and market share gains. MediaTek Inc, within Information Technology, was an additional source of outperformance on the back of strong operating momentum and a positive growth outlook supported by a strong product cycle and favorable competitive dynamics. Within the Consumer Staples sector, Wuliangye Yibin Co Ltd, the second-largest premium baijiu player in China, helped relative results. The company continues to deliver on our investment thesis, predicated on management’s reform efforts to increase the focus on high-end products, improve brand support and strengthen sales and channel management infrastructure. Partially offsetting these effects were the overweight allocation to Brazil and an underweight allocation to the Communication Services sector, coupled with below average stock selection within the Financials sector. Indian financials, especially non-bank financial companies, came under pressure amid increased stress in the financial system. In this context, Bajaj Finance weighed on relative results on the back of investor concerns over increased funding costs and deteriorating asset quality amid economic disruption in India. Brazilian financials also detracted from relative performance. Banco BTG Pactual, a leading investment bank and wealth/asset manager in Brazil and Latin America, weakened due to deteriorated business sentiment amid COVID-19’s disruption of the economic recovery.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

62	Semiannual Report	June 30, 2020

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.22%	14.00%	7.41%	5.30%	5.95%
Class I	3.33	14.36	7.69	5.58	6.23
Class R6	3.37	14.37	7.76	5.65	6.37
MSCI Emerging Markets IMI (net)	(10.09)	(3.97)	1.35	2.35	3.11

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2020	William Blair Funds	63

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—87.1%
	China—45.5%
	A-Living Services Co., Ltd. Class “H” (Commercial services & supplies)	989,500	$4,986
	Aier Eye Hospital Group Co., Ltd. Class “A” (Health care providers & services)	633,114	3,889
*	Alibaba Group Holding, Ltd. (Internet & direct marketing retail)	2,112,032	57,117
*	Alibaba Health Information Technology, Ltd. (Health care technology)	2,044,000	5,960
	Beijing Oriental Yuhong Waterproof Technology Co., Ltd. Class “A” (Construction materials)	428,800	2,463
	Centre Testing International Group Co., Ltd. Class “A” (Professional services)	1,495,000	4,176
	Chacha Food Co., Ltd. Class “A” (Food products)	371,068	2,843
	Chengdu Hongqi Chain Co., Ltd. Class “A” (Food & staples retailing)	1,509,000	2,329
	China Education Group Holdings, Ltd. (Diversified consumer services)	1,026,000	1,649
	China Meidong Auto Holdings, Ltd. (Specialty retail)	850,000	2,084
	China Merchants Bank Co., Ltd. Class “H” (Banks)	859,500	3,953
	Chongqing Zhifei Biological Products Co., Ltd. Class “A” (Biotechnology)	222,400	3,149
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	1,292,000	6,001
	Double Medical Technology, Inc. Class “A” (Health care equipment & supplies)	137,400	2,317
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	363,844	6,398
	Gigadevice Semiconductor Beijing, Inc. Class “A” (Semiconductors & semiconductor equipment)	88,800	2,961
	Guangdong Haid Group Co., Ltd. Class “A” (Food products)	393,200	2,645
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	290,466	4,183
	Hefei Meiya Optoelectronic Technology, Inc. Class “A” (Machinery)	295,200	2,195
	Hualan Biological Engineering, Inc. Class “A” (Biotechnology)	372,500	2,639
	Hundsun Technologies, Inc. Class “A” (Software)	294,604	4,485
	Jiajiayue Group Co., Ltd. Class “A” (Food & staples retailing)	429,204	2,989
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	597,146	6,770
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	416,806	5,438
*	Kingdee International Software Group Co., Ltd. (Software)	1,696,000	3,943
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	39,242	8,115
	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,220,500	3,874

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Luxshare Precision Industry Co., Ltd. Class “A” (Electronic equipment, instruments & components)	1,379,529	$10,014
*	Meituan Dianping Class “B” (Internet & direct marketing retail)	766,800	17,007
	NAURA Technology Group Co., Ltd. Class “A” (Electronic equipment, instruments & components)	112,600	2,720
	NetEase, Inc.—ADR (Entertainment)	36,286	15,581
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	1,326,800	5,205
*	Ping An Healthcare and Technology Co., Ltd. (Health care technology)	390,100	5,934
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	393,300	3,933
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	133,000	3,385
	Sangfor Technologies, Inc. Class “A” (Software)	82,400	2,399
	SG Micro Corporation Class “A” (Semiconductors & semiconductor equipment)	87,800	3,786
	Shandong Weigao Group Medical Polymer Co., Ltd. Class “H” (Health care equipment & supplies)	1,616,000	3,595
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	266,800	2,059
	Shennan Circuits Co., Ltd. Class “A” (Electronic equipment, instruments & components)	109,084	2,583
	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class “A” (Health care equipment & supplies)	153,500	6,633
	Silergy Corporation (Semiconductors & semiconductor equipment)	156,000	10,152
	Skshu Paint Co., Ltd. Class “A” (Chemicals)	181,300	2,363
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	210,200	3,363
	Tencent Holdings, Ltd. (Interactive Media & Services)	914,260	58,816
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	128,200	3,022
	Topsports International Holdings Ltd. (Specialty retail)	1,908,000	2,437
	Will Semiconductor, Ltd. Class “A” (Semiconductors & semiconductor equipment)	95,600	2,729
	Wuliangye Yibin Co., Ltd. Class “A” (Beverages)	359,994	8,708
	WuXi AppTec Co., Ltd. Class “H” (Life sciences tools & services)	528,600	6,868
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	514,500	9,413

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2020

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Yifeng Pharmacy Chain Co., Ltd. Class “A” (Food & staples retailing)	257,060	$3,307
*	Yihai International Holding, Ltd. (Food products)	577,000	5,915
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	260,900	6,279
	Zhejiang Dingli Machinery Co., Ltd. Class “A” (Machinery)	397,860	4,261
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	772,500	4,276
			376,294
	India—7.8%
	Asian Paints, Ltd. (Chemicals)	122,283	2,732
	Dabur India, Ltd. (Personal products)	335,010	2,072
	HDFC Asset Management Co., Ltd. (Capital markets)	51,536	1,695
	HDFC Bank, Ltd. (Banks)	863,409	12,195
*	HDFC Life Insurance Co. Ltd. (Insurance)	279,005	2,033
	Hindustan Unilever, Ltd. (Household products)	149,275	4,304
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	307,182	7,165
*	Indraprastha Gas, Ltd. (Gas utilities)	372,449	2,186
	Nestle India, Ltd. (Food products)	20,967	4,762
	Pidilite Industries, Ltd. (Chemicals)	118,278	2,151
	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	705,948	15,965
*	Reliance Industries, Ltd. (Oil, gas & consumable fuels)	45,229	479
	SRF, Ltd. (Chemicals)	33,590	1,605
	Tata Consultancy Services, Ltd. (IT services)	133,548	3,688
	Varun Beverages, Ltd. (Beverages)	182,654	1,645
			64,677
	Indonesia—1.0%
	PT Bank Central Asia Tbk (Banks)	4,296,900	8,565
	Malaysia—1.1%
	Hartalega Holdings Bhd (Health care equipment & supplies)	1,023,600	3,105
	Top Glove Corporation Bhd (Health care equipment & supplies)	1,674,900	6,293
			9,398
	South Korea—11.1%
	Kakao Corporation (Interactive Media & Services)	73,410	16,325
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	23,334	2,192
	LG Household & Health Care, Ltd. (Personal products)	6,102	6,828
	Macquarie Korea Infrastructure Fund (Capital markets)	194,940	1,847
	NAVER Corporation (Interactive Media & Services)	66,127	14,678

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
South Korea—(continued)
NCSoft Corporation (Entertainment)	12,201	$9,038
NHN KCP Corporation (IT services)	45,261	1,857
NICE Information Service Co., Ltd. (Professional services)	100,559	1,526
RFHIC Corporation (Semiconductors & semiconductor equipment)	39,928	1,205
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	774,393	33,993
Seegene, Inc. (Biotechnology)	21,004	1,970
		91,459
Taiwan—19.1%
Accton Technology Corporation (Communications equipment)	470,000	3,632
Advantech Co., Ltd. (Technology hardware, storage & peripherals)	266,000	2,664
Airtac International Group (Machinery)	372,000	6,506
Alchip Technologies, Ltd. (Semiconductors & semiconductor equipment)	119,000	2,017
ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	156,000	7,587
ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	141,000	5,926
E.Sun Financial Holding Co., Ltd. (Banks)	7,884,007	7,428
Elite Material Co., Ltd. (Electronic equipment, instruments & components)	643,000	3,476
ITEQ Corporation (Electronic equipment, instruments & components)	462,000	2,310
King Yuan Electronics Co., Ltd. (Semiconductors & semiconductor equipment)	2,051,000	2,388
Lotes Co., Ltd. (Electronic equipment, instruments & components)	212,000	2,720
MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,064,000	20,880
momo.com, Inc. (Internet & direct marketing retail)	81,000	1,966
Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	144,000	4,793
Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	1,131,000	4,102
Poya International Co., Ltd. (Multiline retail)	100,000	1,973
Realtek Semiconductor Corporation (Semiconductors & semiconductor equipment)	303,000	3,071
Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	550,000	2,777
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	674,637	38,299
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,644,000	17,440

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	65

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Taiwan Union Technology Corporation (Electronic equipment, instruments & components)	592,000	$2,879
	Tripod Technology Corporation (Electronic equipment, instruments & components)	510,000	2,264
	Voltronic Power Technology Corporation (Electrical equipment)	114,700	3,289
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	402,000	4,074
	Wiwynn Corporation (Technology hardware, storage & peripherals)	129,000	3,506
			157,967
	Thailand—1.5%
*	Sea, Ltd.—ADR (Entertainment)	115,606	12,398

	Emerging Latin America—6.4%
	Argentina—2.2%
*	Globant S.A. (Software)†	29,482	4,418
*	MercadoLibre, Inc. (Internet & direct marketing retail)	13,805	13,608
			18,026
	Brazil—3.8%
*	Arco Platform, Ltd. Class “A” (Diversified consumer services)†	37,898	1,648
*	B2W Cia Digital (Internet & direct marketing retail)	142,600	2,807
	B3 S.A.—Brasil Bolsa Balcao (Capital markets)	759,300	7,692
*	Locaweb Servicos de Internet S.A. (IT services)	167,600	1,331
	Magazine Luiza S.A. (Multiline retail)	606,800	7,995
*	StoneCo, Ltd. Class “A” (IT services)†	80,067	3,103
	TOTVS S.A. (Software)	561,100	2,389
	WEG S.A. (Electrical equipment)	508,020	4,728
			31,693
	Mexico—0.4%
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,483,800	3,549

	Emerging Europe, Africa—6.1%
	Greece—0.3%
	JUMBO S.A. (Specialty retail)	151,171	2,718
	Kenya—0.3%
	Safaricom plc (Wireless telecommunication services)	8,934,854	2,415
	Poland—1.4%
	CD Projekt S.A. (Entertainment)	54,808	5,471
*	Dino Polska S.A. (Food & staples retailing)	118,147	5,990
			11,461
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Africa—(continued)
	Russia—1.6%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	258,536	$12,932
	South Africa—2.5%
	Clicks Group, Ltd. (Food & staples retailing)	230,813	2,798
	Naspers, Ltd. (Internet & direct marketing retail)	97,359	17,747
			20,545
	Total Common Stocks—99.6% (cost $594,088)		824,097

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $5,980, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $6,099	$5,980	5,980
	Total Repurchase Agreement—0.7% (cost $5,980)		5,980
	Total Investments—100.3% (cost $600,068)		830,077
	Liabilities, plus cash and other assets—(0.3)%		(2,122)
	Net assets—100.0%		$827,955

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2020

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2020 (unaudited)

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	29.1%
Communication Services	17.9%
Consumer Discretionary	17.5%
Health Care	9.8%
Consumer Staples	9.5%
Financials	6.9%
Industrials	5.6%
Energy	2.0%
Materials	1.4%
Utilities	0.3%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	25.6%
Chinese Yuan Renminbi	16.9%
New Taiwan Dollar	15.8%
U.S. Dollar	12.4%
South Korean Won	11.1%
Indian Rupee	7.8%
Brazilian Real	3.3%
South African Rand	2.5%
Polish Zloty	1.4%
Malaysian Ringgit	1.1%
Indonesian Rupiah	1.0%
All Other Currencies	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	67

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 1.01% increase, net of fees, for the six months ended June 30, 2020. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), decreased 12.74%.

Six-month outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Industrials and Information Technology sectors were the most notable sources of relative return. Within Industrials, A-Living Services Co Ltd and Country Garden Services Holdings helped relative returns over the period due to strong results in the first quarter. The property management companies’ share price acceleration in the first quarter was underpinned by robust growth in the gross floor area under management and increased revenue from value added services. Both companies benefited from heightened demand for extra services and local governments subsidies on the back of the COVID-19 outbreak. Within Information Technology, Parade Technologies Ltd, the Taiwanese fabless semiconductor company focused on high-speed video interfacing and processing, was an additional source of outperformance. The company continues to benefit from market share and content gains amid improving display technology across devices and increasing demand for faster data transmission capabilities within datacenters. Partially offsetting these effects were the overweight allocation to Brazil and an underweight allocation to South Korea, coupled with below average stock selection within the Financials sector. Within Financials, Capitec Bank Holdings Ltd and Bank BTPN Syariah Tbk (BTPS) hurt relative results. Capitec is a high quality South African financial company with strong brand, execution and expanding product offering. BTPS is a highly-profitable Shariah bank in Indonesia with a leading position in the ultra-micro segment. Both stocks were hit by investor concerns over the banks’ unsecure credit business coupled with weaker outlooks for growth and credit quality.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 31.

68	Semiannual Report	June 30, 2020

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	1.01%	11.64%	2.93%	1.78%	8.35%
Class I(a)	1.12	11.89	3.19	2.07	8.65
MSCI Emerging Markets Small Cap Index (net)(a)	(12.74)	(8.82)	(2.95)	(1.38)	1.93
Class R6(b)	1.12	11.93	3.26	2.15	6.47
MSCI Emerging Markets Small Cap Index (net)(b)	(12.74)	(8.82)	(2.95)	(1.38)	0.59

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2020.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2020	William Blair Funds	69

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—79.8%
	Cambodia—0.8%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	1,922,000	$2,224
	China—31.8%
	A-Living Services Co., Ltd. Class “H” (Commercial services & supplies)	685,000	3,451
	Airtac International Group (Machinery)	337,000	5,894
	AK Medical Holdings, Ltd. (Health care equipment & supplies)	342,000	1,088
*	Aoyuan Healthy Life Group Co., Ltd. (Real estate management & development)	1,200,000	1,228
	Centre Testing International Group Co., Ltd.Class “A” (Professional services)	1,473,305	4,115
	Chacha Food Co., Ltd. Class “A” (Food products)	129,573	993
	Changzhou Xingyu Automotive Lighting Systems Co., Ltd. Class “A” (Auto components)	99,147	1,780
	Chengdu Hongqi Chain Co., Ltd. Class “A” (Food & staples retailing)	716,380	1,106
	China Feihe, Ltd. (Food products)	366,000	733
	China Lesso Group Holdings, Ltd. (Building products)	1,188,000	1,545
	China Meidong Auto Holdings, Ltd. (Specialty retail)	768,000	1,883
	China Overseas Property Holdings, Ltd. (Real estate management & development)	595,000	629
	Country Garden Services Holdings Co., Ltd. (Commercial services & supplies)	748,000	3,474
	Double Medical Technology, Inc. Class “A” (Health care equipment & supplies)	88,700	1,496
	Ever Sunshine Lifestyle Services Group, Ltd. (Commercial services & supplies)	2,056,000	3,178
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	219,317	3,159
	Hefei Meiya Optoelectronic Technology, Inc. Class “A” (Machinery)	193,295	1,437
	Jiajiayue Group Co., Ltd. Class “A” (Food & staples retailing)	360,352	2,509
	Jiangsu Hengli Hydraulic Co., Ltd. Class “A” (Machinery)	365,009	4,138
	Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd. Class “A” (Food products)	349,591	2,892
*	Kingdee International Software Group Co., Ltd. (Software)	1,364,000	3,171
*	Kingsoft Cloud Holdings, Ltd.—ADR (IT services)	49,398	1,557
*	KWG Group Holdings, Ltd. (Real estate management & development)	1,667,500	2,801
	Offcn Education Technology Co., Ltd. Class “A” (Diversified consumer services)	384,000	1,506
	Ovctek China, Inc. Class “A” (Health care equipment & supplies)	156,977	1,539
*	Ping An Healthcare and Technology Co., Ltd. (Health care technology)	182,300	2,773

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Poly Property Development Co., Ltd. Class “H” (Real estate management & development)	112,200	$1,129
	Proya Cosmetics Co., Ltd. Class “A” (Personal products)	129,124	3,286
	Shandong Weigao Group Medical Polymer Co., Ltd. Class “H” (Health care equipment & supplies)	900,000	2,002
	Shanghai M&G Stationery, Inc. Class “A” (Commercial services & supplies)	64,219	496
	Silergy Corporation (Semiconductors & semiconductor equipment)	81,000	5,271
*	Topchoice Medical Corporation Class “A” (Health care providers & services)	97,000	2,287
	Topsports International Holdings, Ltd. (Specialty retail)	551,000	704
	Yifeng Pharmacy Chain Co., Ltd. Class “A” (Food & staples retailing)	61,000	785
*	Yihai International Holding, Ltd. (Food products)	224,000	2,296
	Zhejiang Dingli Machinery Co., Ltd. Class “A” (Machinery)	281,471	3,015
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	277,500	1,536
			82,882
	India—13.3%
	Aarti Industries, Ltd. (Chemicals)	151,187	1,874
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	33,462	600
*	Arti Surfactants, Ltd. (Chemicals)**	13,896	2
	Astral Poly Technik, Ltd. (Building products)	166,404	2,116
	Balkrishna Industries, Ltd. (Auto components)	88,412	1,485
	Bandhan Bank, Ltd. (Banks)	632,154	2,685
	Bata India, Ltd. (Textiles, apparel & luxury goods)	30,783	532
	Berger Paints India, Ltd. (Chemicals)	308,007	2,015
	Divi’s Laboratories, Ltd. (Life sciences tools & services)	35,960	1,084
	Dr. Lal PathLabs, Ltd. (Health care providers & services)	30,406	630
*	Godrej Properties, Ltd. (Real estate management & development)	99,018	1,131
	HDFC Asset Management Co., Ltd. (Capital markets)	32,601	1,072
*	Indraprastha Gas, Ltd. (Gas utilities)	302,991	1,779
	Info Edge India, Ltd. (Interactive Media & Services)	29,824	1,090
	Ipca Laboratories, Ltd. (Pharmaceuticals)	86,394	1,913
	PI Industries, Ltd. (Chemicals)	125,023	2,492
	Pidilite Industries, Ltd. (Chemicals)	34,632	630
	Relaxo Footwears, Ltd. (Textiles, apparel & luxury goods)	134,039	1,122

See accompanying Notes to Financial Statements.

70	Semiannual Report	June 30, 2020

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	SRF, Ltd. (Chemicals)	62,721	$2,996
	Tata Consumer Products, Ltd. (Food products)	313,530	1,611
	The Phoenix Mills, Ltd. (Real estate management & development)	108,942	839
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	21,050	265
	Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	24,874	781
	Trent, Ltd. (Multiline retail)	143,853	1,185
	Varun Beverages, Ltd. (Beverages)	289,565	2,608
			34,537
	Indonesia—1.9%
	PT Bank Tabungan Pensiunan Nasional Syariah Tbk (Banks)	8,848,800	1,970
	PT Jasa Marga Persero Tbk (Transportation infrastructure)	4,684,700	1,443
	PT Pakuwon Jati Tbk (Real estate management & development)	55,403,000	1,613
			5,026
	Malaysia—0.9%
	Hartalega Holdings Bhd (Health care equipment & supplies)	238,500	724
	Top Glove Corporation Bhd (Health care equipment & supplies)	437,400	1,643
			2,367
	Philippines—1.2%
	Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	8,344,600	1,244
	Wilcon Depot, Inc. (Specialty retail)	6,127,300	1,904
			3,148
	South Korea—8.6%
	Douzone Bizon Co., Ltd. (Software)	67,330	5,710
	Hite Jinro Co., Ltd. (Beverages)	51,064	1,859
	JYP Entertainment Corporation (Entertainment)	39,867	703
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	49,448	4,111
	LEENO Industrial, Inc. (Semiconductors & semiconductor equipment)	20,305	1,908
	NHN KCP Corporation (IT services)	40,902	1,678
	NICE Information Service Co., Ltd. (Professional services)	109,595	1,663
	RFHIC Corporation (Semiconductors & semiconductor equipment)	35,035	1,057
	Seegene, Inc. (Biotechnology)	14,666	1,375
*	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	80,941	2,399
			22,463

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—19.2%
	Accton Technology Corporation (Communications equipment)	251,000	$1,940
	Alchip Technologies, Ltd. (Semiconductors & semiconductor equipment)	80,000	1,356
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	43,000	2,091
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	69,000	2,900
	Elite Material Co., Ltd. (Electronic equipment, instruments & components)	413,000	2,233
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	30,000	410
	Hiwin Technologies Corporation (Machinery)	355,000	3,531
	ITEQ Corporation (Electronic equipment, instruments & components)	515,000	2,575
	Lotes Co., Ltd. (Electronic equipment, instruments & components)	219,000	2,809
	momo.com, Inc. (Internet & direct marketing retail)	38,000	922
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	129,000	4,294
	Powertech Technology, Inc. (Semiconductors & semiconductor equipment)	783,000	2,840
	Poya International Co., Ltd. (Multiline retail)	111,000	2,190
	Realtek Semiconductor Corporation (Semiconductors & semiconductor equipment)	242,000	2,452
	RichWave Technology Corporation (Semiconductors & semiconductor equipment)	168,000	1,073
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	886,000	4,474
	Sporton International, Inc. (Professional services)	318,000	2,587
	Taiwan Union Technology Corporation (Electronic equipment, instruments & components)	635,000	3,088
	Tripod Technology Corporation (Electronic equipment, instruments & components)	67,000	297
	Voltronic Power Technology Corporation (Electrical equipment)	116,100	3,329
	Wiwynn Corporation (Technology hardware, storage & peripherals)	96,000	2,610
			50,001
	Thailand—1.3%
	Carabao Group PCL Class “F” (Beverages)	542,000	1,824
	Com7 PCL Class “F” (Specialty retail)	1,609,000	1,470
			3,294
	Vietnam—0.8%
*	Hoa Phat Group JSC (Metals & mining)	1,805,930	2,086

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	71

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—12.3%
	Argentina—1.2%
*	Globant S.A. (Software)†	21,393	$3,206
	Brazil—10.4%
*	Arco Platform, Ltd. Class “A” (Diversified consumer services)†	44,076	1,916
*	B2W Cia Digital (Internet & direct marketing retail)	175,200	3,449
	Banco BTG Pactual S.A. (Capital markets)	218,300	3,071
	Construtora Tenda S.A. (Household durables)	388,900	2,218
	Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household durables)	544,700	2,289
	Ez Tec Empreendimentos e Participacoes S.A. (Household durables)	115,200	845
*	Grupo SBF S.A. (Specialty retail)	512,092	3,080
	Hapvida Participacoes e Investimentos S.A. (Health care providers & services)	92,700	1,060
*	Locaweb Servicos de Internet S.A. (IT services)	330,900	2,629
	Tegma Gestao Logistica S.A. (Road & rail)	512,700	2,195
	TOTVS S.A. (Software)	1,057,900	4,503
			27,255
	Mexico—0.7%
*	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	372,500	1,731

	Emerging Europe, Africa—6.2%
	Greece—1.9%
	JUMBO S.A. (Specialty retail)	99,031	1,780
	OPAP S.A. (Hotels, restaurants & leisure)	195,530	1,855
	Terna Energy S.A. (Independent power & renewable electricity producers)	114,274	1,234
			4,869
	Kenya—0.6%
	Safaricom plc (Wireless telecommunication services)	5,828,700	1,575
	Poland—2.5%
	CD Projekt S.A. (Entertainment)	12,344	1,232
*	Dino Polska S.A. (Food & staples retailing)	103,373	5,242
			6,474
	Russia—0.4%
	HeadHunter Group plc—ADR (Professional services)	41,301	966
	South Africa—0.8%
	Clicks Group, Ltd. (Food & staples retailing)	86,957	1,054
	Transaction Capital, Ltd. (Consumer finance)	1,010,447	1,083
			2,137
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)
Total Common Stocks—98.3% (cost $200,924)		$256,241

Preferred Stock
Brazil—0.7%
Randon S.A. Implementos e Participacoes (Machinery)	943,250	1,667
Total Preferred Stock—0.7% (cost $1,942)		1,667

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $1,789, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $1,825	$1,789	1,789
Total Repurchase Agreement—0.7% (cost $1,789)		1,789
Total Investments—99.7% (cost $204,655)		259,697
Cash and other assets, less liabilities—0.3%		871
Net assets—100.0%		$260,568

ADR = American Depository Receipt

* = Non-income producing security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2020.

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

72	Semiannual Report	June 30, 2020

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2020 (unaudited)

At June 30, 2020, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.8%
Industrials	20.2%
Consumer Discretionary	15.3%
Consumer Staples	11.2%
Health Care	9.4%
Materials	4.7%
Financials	3.8%
Real Estate	3.6%
Communication Services	1.8%
Utilities	1.2%
Total	100.0%

At June 30, 2020, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

New Taiwan Dollar	23.7%
Chinese Yuan Renminbi	14.2%
Hong Kong Dollar	13.9%
Indian Rupee	13.4%
Brazilian Real	10.5%
South Korean Won	8.7%
U.S. Dollar	3.0%
Polish Zloty	2.5%
Indonesian Rupiah	1.9%
Euro	1.9%
Thai Baht	1.3%
Philippine Peso	1.2%
All Other Currencies	3.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	73

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Index returned +2.90% during the second quarter of 2020 and +6.14% for the year-to-date period ending June 30, 2020. It has been a favorable environment for treasuries and higher quality credit, especially longer duration profiles. Interest rates declined, with the majority of the move happening in the first quarter of 2020 as the Federal Reserve (Fed) responded to the COVID-19 pandemic and subsequent lockdowns. Year-to-date, the 10 Year U.S. Treasury note and 30 Year U.S. Treasury bond’s yields declined by roughly 1.26% and 0.98%, respectively. Corporate credit spreads widened 1.79% in first quarter 2020 as economic activity slowed due to the COVID-19 pandemic. As fiscal and monetary stimulus was injected into the economy in late March/early April of 2020, corporate credit spreads tightened 1.22%, ending the second quarter of 2020 at +1.50%, wider for the year by 0.57%.

Due to COVID-19 pandemic, the Federal Open Market Committee (FOMC) made an emergency cut of 0.50% to the Fed Funds rate on March 3, 2020. This was followed by another cut on Sunday March 15, 2020. The target rate is now 0-0.25%. The curve experienced a parallel shift downward as the Fed hit the ZLB (Zero Lower Bound). The 3-month T-bill was briefly negative intra-month in March. In addition to rate cuts, in March 2020, the Fed also boosted funding markets by creating the Commercial Paper Funding Facility (CPFF), which was designed to support the flow of liquidity within commercial paper market, and the Money Market Liquidity Facility (MMLF), which was re-launched to assist in meeting the demands for possible redemptions. Finally, the Fed also focused on stabilizing credit markets, and in late March 2020, announced the Primary & Secondary Market Corporate Credit Facility (PMCFF & SMCCF), which were new facilities created to support highly rated US corporate bonds, and the Term Asset-Backed Loan Facility (TALF), which was created to support flow of credit to US consumers.

The Fed also expanded their balance sheet ~63% year-to-date through open market purchases, targeting U.S. Treasury bills & notes as well as Agency Mortgage-Backed Securities. All told, we believe that these actions coupled with rate cuts and targeted lending programs by the Fed helped stabilize markets, which led to the significant tightening of spread sectors in the second quarter of 2020.

U.S. Treasury Inflation-Protected Securities (TIPS) performed in-line with the overall Aggregate index year-to-date (+6.01%) and outperformed in the second quarter (+4.24%). Market-implied break-even inflation rates dropped materially year-to-date, moving from 1.78% to 1.34%, using the U.S. 10 year break-even levels. That being said, in March of 2020 break-evens reached 0.55%, their lowest levels in the last five years.

Agency mortgage-backed securities (+3.50%) underperformed the Aggregate Index year-to-date. Per the index, the best-performing segments of the market for the quarter were higher-coupon 30-year pools (coupons of 5.5% and higher) and the lowest coupon pools (coupons of 3.0%) that were supported as part of the Fed’s MBS purchasing program. Many lower-coupon pools (3.5–4.5%) experienced higher prepayment activity in light of the decline in interest rates during the year.

Corporate bonds of all tenors, credit qualities, and sectors underperformed similar-maturity Treasury instruments during the year. Higher quality Investment Grade bonds (AAA-A) outperformed lower rated corporate bonds (BBB’s). Longer maturity corporate bonds outperformed shorter maturity corporate bonds. BB- and B-rated high yield corporate bonds underperformed investment-grade corporate bonds as the Bloomberg Barclays US Corporate High Yield Bond Index returned -3.8% year-to-date.

U.S. economic growth projections at the end of June 2020 were negative, but have rebounded from dire projections seen at the end of first quarter 2020. We believe that inflationary pressures are benign, and inflation projections are below the FOMC’s longer-term objective of 2.0%-2.5%.

We believe that the FOMC will be very patient in moving away from the ZLB, with Chair Powell stating at the end of June 2020, “We are committed to using our full range of tools to support the economy and to help assure that the recovery from this difficult period will be as robust as possible.”

TIPS have market-implied breakeven inflation rates that are below the FOMC’s stated target range of 2.0%-2.5%. We believe TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising rates driven by accelerating inflationary pressures.

We believe that spread sectors remain relatively attractive to Treasuries over the intermediate-to-long term. Corporate risk premiums are near their longer-term averages, and we believe the tailwinds exist as their remains explicit support from the Fed for pockets of the credit markets. That being said, we believe security selection will be key as certain business models may not be sustainable in the post-pandemic environment.

74	Semiannual Report	June 30, 2020

Fixed Income Market Review and Outlook (continued)

We believe that higher-coupon segments (30-year mortgage-backed securities (MBS) coupon rates of 5.0% and above) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. Prepayment protection is critical in this lower interest rate environment. We continue to mitigate this risk by focusing on specified pools comprised of borrowers that do not have the economic incentive to refinance their loans: seasoned low-loan balance pools.

June 30, 2020	William Blair Funds	75

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Ruta Ziverte

The William Blair Bond Fund (Class N shares) returned 4.29%, net of fees, for the six month period ended June 30, 2020. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 6.14%.

A couple of factors detracted from the Fund’s performance relative to the Index year-to-date. The Fund’s significant underweight and shorter duration positioning in Treasuries detracted from performance as Treasuries continue to be the best performing sector year-to-date. In addition, modest allocations to higher beta sectors such as high yield corporates and emerging markets detracted from attribution, however security selection offset the majority of the detraction.

Positive attribution came from the Fund’s overweight and security selection of higher coupon segments within the mortgage-backed securities (MBS) space, hedging credit exposure in first quarter 2020 with credit default swap positions, and security selection within Investment Grade corporate securities, offset only slightly by the Fund’s overweight.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 74.

76	Semiannual Report	June 30, 2020

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	4.29%	7.23%	4.76%	4.03%	4.22%
Class I	4.30	7.32	4.91	4.21	4.39
Class R6	4.32	7.48	5.01	4.29	4.50
Bloomberg Barclays U.S. Aggregate Index	6.14	8.74	5.32	4.30	3.82

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2020	William Blair Funds	77

Bond Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—56.1%
U.S. Treasury Inflation Indexed Notes/Bonds—3.4%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$6,708	$9,484
U.S. Treasury—2.1%
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	4,000	3,877
U.S. Treasury Bond, 2.375%, due 11/15/49	1,530	1,890
Total U.S. Treasury Obligations		5,767
Federal Home Loan Mortgage Corp. (FHLMC)—13.4%
#J02986, 6.500%, due 7/1/21	1	1
#G02210, 7.000%, due 12/1/28	34	39
#G02183, 6.500%, due 3/1/30	3	4
#G01400, 7.000%, due 4/1/32	361	423
#G01728, 7.500%, due 7/1/32	62	75
#C01385, 6.500%, due 8/1/32	47	54
#C01623, 5.500%, due 9/1/33	54	62
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,317	1,525
#G01843, 6.000%, due 6/1/35	11	13
#A62858, 6.500%, due 7/1/37	63	73
#G03170, 6.500%, due 8/1/37	115	134
#A78138, 5.500%, due 6/1/38	161	185
#G04466, 5.500%, due 7/1/38	9,713	11,370
#G60366, 6.000%, due 10/1/39	9,471	11,081
#G61450, 6.000%, due 4/1/40	9,782	11,615
#C03665, 9.000%, due 4/1/41	227	277
Total FHLMC Mortgage Obligations		36,933
Federal National Mortgage Association (FNMA)—37.2%
#900725, 6.000%, due 8/1/21	3	3
#893325, 7.000%, due 9/1/21	2	2
#255956, 5.500%, due 10/1/25	6	7
#AL2853, 4.500%, due 6/1/26	2,615	2,787
#AL9857, 4.000%, due 2/1/29	1,351	1,434
#252925, 7.500%, due 12/1/29	1	1
#AD0729, 7.500%, due 12/1/30	2,560	3,009
#535977, 6.500%, due 4/1/31	4	5
#253907, 7.000%, due 7/1/31	1	1
#587849, 6.500%, due 11/1/31	4	5
#545437, 7.000%, due 2/1/32	28	33
#545759, 6.500%, due 7/1/32	236	278
#545869, 6.500%, due 7/1/32	780	911
#670385, 6.500%, due 9/1/32	356	421
#254548, 5.500%, due 12/1/32	23	26
#AD0725, 7.000%, due 12/1/32	1,183	1,406
#555340, 5.500%, due 4/1/33	179	208
#741850, 5.500%, due 9/1/33	274	315
#555800, 5.500%, due 10/1/33	26	30
#CA2754, 4.500%, due 11/1/33	701	756
#756153, 5.500%, due 11/1/33	279	320
#AL3455, 5.500%, due 11/1/33	3,820	4,428
#AL3401, 5.500%, due 2/1/34	768	891
#763798, 5.500%, due 3/1/34	49	57
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725611, 5.500%, due 6/1/34		$59	$68
#745563, 5.500%, due 8/1/34		336	386
#AL6413, 8.000%, due 8/1/34		346	398
#794474, 6.000%, due 10/1/34		29	34
#745092, 6.500%, due 7/1/35		187	219
#357944, 6.000%, due 9/1/35		7	8
#AL6412, 7.500%, due 9/1/35		556	641
#AD0979, 7.500%, due 10/1/35		37	44
#888305, 7.000%, due 3/1/36		6	7
#895637, 6.500%, due 5/1/36		33	39
#831540, 6.000%, due 6/1/36		15	17
#893318, 6.500%, due 8/1/36		7	9
#831926, 6.000%, due 12/1/36		395	460
#902974, 6.000%, due 12/1/36		98	114
#AB0265, 6.000%, due 2/1/37		7,595	8,886
#938440, 6.000%, due 7/1/37		59	69
#948689, 6.000%, due 8/1/37		88	101
#AL6411, 7.000%, due 12/1/37		1,321	1,517
#AL0904, 5.500%, due 1/1/38		69	79
#986856, 6.500%, due 9/1/38		75	89
#FM1735, 6.500%, due 10/1/38		4,425	5,387
#991911, 7.000%, due 11/1/38		73	84
#FM2467, 6.000%, due 1/1/39		4,273	5,076
#AD0752, 7.000%, due 1/1/39		372	469
#AC1619, 5.500%, due 8/1/39		229	262
#FM1736, 6.500%, due 10/1/39		7,210	8,683
#AD7137, 5.500%, due 7/1/40		2,743	3,223
#BM1689, 5.500%, due 8/1/40		2,224	2,557
#AL5815, 5.500%, due 4/1/41		2,651	3,112
#BM3525, 6.000%, due 4/1/41		9,327	10,934
#AL9226, 5.500%, due 12/1/41		11,099	12,979
#AL9225, 6.000%, due 1/1/42		4,983	5,848
#BM5121, 5.500%, due 12/1/48		11,649	13,678
Total FNMA Mortgage Obligations			102,811

U.S. Government Agency—1.8%
TBA—1.8%
FNCL 2 7/20, 2.000%, due 7/1/50		5,000	5,117

Asset-Backed Securities—1.5%
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	A1	24	24
Tesla Auto Lease Trust—144A, 2019-A, Tranche E, 5.480%, 5/22/23	Ba3	1,000	1,024
GM Financial Automobile Leasing Trust, 2020-1, Tranche D, 2.280%, 6/20/24	A	3,050	3,018
Total Asset-Backed Securities			4,066

See accompanying Notes to Financial Statements.

78	Semiannual Report	June 30, 2020

Bond Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—41.4%
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BBB	$2,000	$2,110
Toyota Motor Credit Corporation, 1.150%, due 5/26/22	A+	1,000	1,012
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	2,500	2,623
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	2,750	2,863
CNH Industrial Capital LLC, 1.950%, due 7/2/23	BBB	1,600	1,611
Wells Fargo & Co., 4.480%, due 1/16/24	A3	1,500	1,666
Lennar Corporation, 4.500%, due 4/30/24	BBB-	2,450	2,554
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB	2,000	2,057
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,000	2,143
JPMorgan Chase & Co., SOFRRATE + 3.125%, 4.600%, due 2/1/25, VRN	BBB+	3,000	2,681
Ford Motor Co., 9.000%, due 4/22/25	BB+	700	759
Booz Allen Hamilton, Inc.—144A, 5.125%, due 5/1/25	Ba2	1,400	1,426
DaVita, Inc., 5.000%, due 5/1/25	Ba3	1,400	1,433
Simon Property Group L.P., 3.300%, due 1/15/26	A	2,750	2,953
Xylem, Inc., 3.250%, due 11/1/26	BBB	2,225	2,459
Netflix, Inc., 4.375%, due 11/15/26	BB-	1,400	1,460
Fibria Overseas Finance, Ltd., 5.500%, due 1/17/27	BBB-	2,000	2,155
Sirius XM Radio, Inc.—144A, 5.000%, due 8/1/27	BB	1,400	1,433
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	2,750	3,130
Winnebago Industries, Inc.—144A, 6.250%, due 7/15/28	BB	250	250
Roper Technologies, Inc., 4.200%, due 9/15/28	BBB+	2,500	2,934
The Kroger Co., 8.000%, due 9/15/29	Baa1	2,250	3,249
United Rentals North America, Inc., 5.250%, due 1/15/30	BB-	1,250	1,294
Sysco Corporation, 2.400%, due 2/15/30	Baa1	3,200	3,170
Omnicom Group, Inc., 2.450%, due 4/30/30	BBB+	2,800	2,863
Abbott Laboratories, 1.400%, due 6/30/30	A-	1,350	1,345
Intuit, Inc., 1.650%, due 7/15/30	A-	1,200	1,199
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Costco Wholesale Corporation, 1.750%, due 4/20/32	Aa3	$2,500	$2,542
Owens Corning, 7.000%, due 12/1/36	BBB	2,250	2,881
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	1,250	1,349
ConocoPhillips, 6.500%, due 2/1/39	A	2,000	2,916
Citigroup, Inc., 5.875%, due 1/30/42	A	2,000	2,917
Bank of America Corporation, 5.875%, due 2/7/42	A+	2,000	2,988
Cox Communications, Inc.—144A, 4.700%, due 12/15/42	BBB+	2,500	3,096
Orbia Advance Corp S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	2,250	2,474
AbbVie, Inc., 4.700%, due 5/14/45	BBB+	2,500	3,147
ERP Operating L.P., 4.500%, due 6/1/45	A	2,500	3,293
Apple, Inc., 4.650%, due 2/23/46	AA+	2,250	3,104
PepsiCo, Inc., 4.450%, due 4/14/46	A+	2,250	3,016
Brookfield Finance, Inc., 4.700%, due 9/20/47	A-	2,750	3,127
Union Pacific Corporation, 4.300%, due 3/1/49	A-	2,500	3,202
Microsoft Corporation, 4.750%, due 11/3/55	AAA	2,250	3,277
AT&T, Inc., 5.700%, due 3/1/57	A-	2,250	3,089
Comcast Corporation, 4.950%, due 10/15/58	A-	2,000	2,853
Altria Group, Inc., 6.200%, due 2/14/59	A3	2,250	3,011
The Boeing Co., 5.930%, due 5/1/60	Baa2	1,400	1,667
Amazon.com, Inc., 2.700%, due 6/3/60	AA-	1,250	1,279
Corning, Inc., 5.850%, due 11/15/68	BBB+	2,400	3,052
Petrobras Global Finance BV, 6.850%, due 6/5/15	Ba2	1,250	1,236
Total Corporate Obligations			114,348
Total Long-Term Investments—100.8% (cost $259,476)			278,526

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	79

Bond Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $2,159, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $2,202	$2,159	$2,159
Total Repurchase Agreement—0.8% (cost $2,159)		2,159
Total Investments—101.6% (cost $261,635)		280,685
Liabilities, plus cash and other assets—(1.6)%		(4,530)
Net assets—100.0%		$276,155

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2020. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2020

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Ruta Ziverte

The William Blair Income Fund (Class N shares) returned 3.14%, net of fees, for the six month period ended June 30, 2020. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 5.28%.

A couple of factors detracted from the Fund’s performance relative to the Index year-to-date. The Fund’s significant underweight and shorter duration positioning in Treasuries detracted from performance as Treasuries continue to be the best performing sector year-to-date. Additionally, security selection within treasuries detracted from performance as U.S. Treasury Inflation-Protected Securities (TIPS) underperformed nominal treasuries. Security selection in Investment Grade Credit detracted from attribution, primarily from owning shorter duration exposure as 7-10 year credit outperformed 3-5 year credit. Finally, the Fund has a shorter duration profile versus the benchmark, which detracted from performance.

Positive attribution came from the Fund’s security selection of higher coupon segments within the mortgage-backed securities (MBS) space, which contributed to performance as these securities outperformed current coupon MBS. In addition, the Fund’s overweight to select asset-backed securities (ABS) was a contributor to performance as spreads continued to tighten. Finally, the structural bias to up-in quality Investment Grade Credit contributed to attribution as the Fund limits its BBB exposure to 10% of the portfolio.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 74.

June 30, 2020	William Blair Funds	81

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Class N	3.14%	4.70%	2.87%	2.34%	2.69%	—
Class I	3.22	4.87	3.10	2.60	2.93	—
Class R6	3.25	4.92	—	—	—	5.58%
Bloomberg Barclays Intermediate Government/ Credit Bond Index	5.28	7.12	4.43	3.46	3.13	8.29
(a)	Since inception is for the period from May 2, 2019 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

82	Semiannual Report	June 30, 2020

Income Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—65.8%
U.S. Treasury Inflation Indexed Notes/Bonds—3.1%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$1,170	$1,654
U.S. Treasury—3.8%
U.S. Treasury Strip Principal, 0.000%, due 5/15/22	1,000	997
U.S. Treasury Strip Principal, 0.000%, due 8/15/27	775	751
U.S. Treasury Bill, 0.175%, due 09/17/2020	240	240
Total U.S. Treasury Obligations		1,988
Federal Home Loan Mortgage Corp. (FHLMC)—8.8%
#E02490, 6.000%, due 4/1/23	20	21
#J13022, 4.000%, due 9/1/25	195	206
#G14150, 4.500%, due 4/1/26	59	63
#J16051, 4.500%, due 7/1/26	440	472
#G15030, 4.000%, due 3/1/29	143	154
#A17603, 5.500%, due 1/1/34	381	442
#G01705, 5.500%, due 6/1/34	693	804
#A45790, 7.500%, due 5/1/35	65	75
#G04126, 6.000%, due 6/1/37	166	195
#G04564, 6.000%, due 12/1/37	133	155
#G05566, 5.500%, due 12/1/38	94	108
#G05875, 5.500%, due 2/1/40	69	81
#G61450, 6.000%, due 4/1/40	1,466	1,741
#C03665, 9.000%, due 4/1/41	110	134
Total FHLMC Mortgage Obligations		4,651
Federal National Mortgage Association (FNMA)—50.1%
#735574, 8.000%, due 3/1/22	10	11
FNR G93-19 SH, 1M USD LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	10	10
#982885, 5.000%, due 5/1/23	103	109
#933985, 5.500%, due 8/1/23	51	53
#255956, 5.500%, due 10/1/25	19	21
#AH0971, 4.000%, due 12/1/25	219	232
#AL2853, 4.500%, due 6/1/26	338	360
#AJ6954, 4.000%, due 11/1/26	98	104
#256639, 5.000%, due 2/1/27	4	5
#AL9730, 4.500%, due 2/1/27	675	721
#806458, 8.000%, due 6/1/28	62	71
#AL9857, 4.000%, due 2/1/29	4,100	4,351
#880155, 8.500%, due 7/1/29	93	107
#797846, 7.000%, due 3/1/32	23	23
#745519, 8.500%, due 5/1/32	44	50
#654674, 6.500%, due 9/1/32	32	36
#AD0725, 7.000%, due 12/1/32	505	600
#254693, 5.500%, due 4/1/33	4	5
#555531, 5.500%, due 6/1/33	38	43
#711736, 5.500%, due 6/1/33	58	66
#555591, 5.500%, due 7/1/33	6	7
#AL3455, 5.500%, due 11/1/33	1,122	1,301
#CA2754, 4.500%, due 11/1/33	384	413
#725424, 5.500%, due 4/1/34	40	46
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL6413, 8.000%, due 8/1/34		$169	$194
#AL6412, 7.500%, due 9/1/35		417	481
#888884, 5.500%, due 12/1/35		93	106
#991911, 7.000%, due 11/1/38		47	54
#928658, 6.500%, due 9/1/37		15	17
#889371, 6.000%, due 1/1/38		1,723	2,025
#FM1735, 6.500%, due 10/1/38		1,252	1,524
#FM2467, 6.000%, due 1/1/39		475	564
#FM1736, 6.500%, due 10/1/39		1,193	1,436
#BM1689, 5.500%, due 8/1/40		301	346
#BM3525, 6.000%, due 4/1/41		828	970
#AL5815, 5.500%, due 4/1/41		379	445
#AL9226, 5.500%, due 12/1/41		3,508	4,102
#AL9225, 6.000%, due 1/1/42		1,370	1,608
#BM1328, 6.000%, due 1/1/42		1,426	1,671
#BM5121, 5.500%, due 12/1/48		1,915	2,249
Total FNMA Mortgage Obligations			26,537

Asset-Backed Securities—2.6%
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	A+	950	944
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	Aa3	425	426
Total Asset-Backed Securities			1,370

Corporate Obligations—30.9%
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 2.558%, due 3/8/21, VRN	A+	500	506
Toyota Motor Credit Corporation, 1.150%, due 5/26/22	A+	500	506
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	500	525
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	500	521
CNH Industrial Capital LLC, 1.950%, due 7/2/23	BBB	350	352
Wells Fargo & Co., 4.480%, due 1/16/24	A3	550	611
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	550	608
Bank of America Corporation, 3M USD LIBOR + 0.780%, 3.550%, due 3/5/24, VRN	A+	650	695
Mitsubishi UFJ Financial Group, Inc., 3.407%, due 3/7/24	A1	550	594
Citigroup, Inc., SOFR + 1.667%, 1.678%, due 5/15/24, VRN	A	500	510
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	500	536
ERP Operating L.P., 3.375%, due 6/1/25	A	550	605

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	83

Income Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Intuit, Inc., 0.950%, due 7/15/25	A-	$450	$452
The Hershey Co., 0.900%, due 6/1/25	A1	525	528
Comcast Corporation, 3.950%, due 10/15/25	A-	500	573
Capital One Financial Corporation, 4.200%, due 10/29/25	Baa1	500	556
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	550	627
Simon Property Group L.P., 3.300%, due 1/15/26	A	550	591
AT&T, Inc., 4.125%, due 2/17/26	A-	550	627
Merck & Co., Inc., 0.750%, due 2/24/26	AA-	700	699
ConocoPhillips Co., 4.950%, due 3/15/26	A	500	600
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	550	622
Costco Wholesale Corporation, 1.375%, due 6/20/27	Aa3	500	512
Abbott Laboratories, 1.150%, due 1/30/28	A-	450	452
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	450	512
Roper Technologies, Inc., 4.200%, due 9/15/28	BBB+	375	440
The Kroger Co., 8.000%, due 9/15/29	Baa1	350	505
Sysco Corporation, 2.400%, due 2/15/30	Baa1	525	520
Omnicom Group, Inc., 2.450%, due 4/30/30	BBB+	500	511
Amazon.com, Inc., 1.500%, due 6/3/30	AA-	450	456
Total Corporate Obligations			16,352
Total Long-Term Investments—99.3% (cost $50,975)			52,552

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $119, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $122	$119	$119
Total Repurchase Agreement—0.2% (cost $119)		119

Commercial Paper
Societe Generale, 0.101%, due 7/1/20	350	350
Total Commercial Paper—0.7% (cost $350)		350
Total Investments—100.2% (cost $51,444)		53,021
Liabilities, plus cash and other assets—(0.2)%		(88)
Net assets—100.0%		$52,933

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

84	Semiannual Report	June 30, 2020

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Kathleen M. Lynch Paul J. Sularz

The William Blair Low Duration Fund (Class N shares) returned 1.85%, net of fees, for the six month period ended June 30, 2020. By comparison, the Fund’s benchmark index, the ICE BofAML 1-Year US Treasury Note Index (the “Index”), returned 1.69%.

A couple of factors contributed to the Fund’s performance relative to the Index year-to-date. The Fund’s allocation to and security selection within higher coupon segments within the mortgage-backed securities (MBS) space contributed the most to performance. In addition, allocation to and security selection within Investment Grade Credit also contributed to performance as credit spreads continued to tighten. Finally, exposure to asset-backed securities (ABS) also contributed to performance as spreads tightened.

While all sectors contributed positive returns to the Fund over the period, Investment Grade Credit and ABS exposure contributed the least to the Fund’s performance.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 74.

June 30, 2020	William Blair Funds	85

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	1.85%	2.87%	2.23%	1.61%	1.36%
Class I	1.93	2.91	2.39	1.78	1.52
Class R6	1.84	2.96	2.40	1.82	1.61
ICE BofAML 1-Year US Treasury Note Index	1.69	2.86	2.25	1.54	0.93

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML 1-Year US Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

86	Semiannual Report	June 30, 2020

Low Duration Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—65.6%
U.S. Treasury—13.5%
U.S. Treasury Bill, 0.094%, due 7/14/20	$1,220	$1,220
U.S. Treasury Bill, 0.194%, due 7/16/20	1,625	1,625
U.S. Treasury Bill, 0.122%, due 8/13/20	1,650	1,650
U.S. Treasury Bill, 0.125%, due 8/25/20	1,650	1,649
U.S. Treasury Bill, 0.175%, due 9/17/20	1,000	999
U.S. Treasury Bill, 0.150%, due 9/24/20	3,900	3,899
U.S. Treasury Strip Principal, 0.000%, due 8/15/21	3,990	3,985
Total U.S. Treasury Obligations		15,027
Federal Home Loan Mortgage Corp. (FHLMC)—14.2%
#E02322, 5.500%, due 5/1/22	5	5
#G12725, 6.000%, due 6/1/22	26	27
#J08450, 5.500%, due 7/1/23	9	9
#J08703, 5.500%, due 9/1/23	13	14
#C00351, 8.000%, due 7/1/24	20	22
#J11208, 5.000%, due 11/1/24	24	26
#G00363, 8.000%, due 6/1/25	32	35
#C80329, 8.000%, due 8/1/25	7	7
#G14550, 4.500%, due 9/1/26	606	647
#G15360, 4.500%, due 11/1/26	205	218
#G14402, 4.000%, due 2/1/27	146	155
#G04821, 8.500%, due 7/1/31	1,269	1,543
#A81372, 6.000%, due 8/1/38	140	159
#G04687, 6.000%, due 9/1/38	43	50
#G04745, 6.000%, due 9/1/38	169	193
#G06085, 6.500%, due 9/1/38	39	45
#G60681, 7.000%, due 2/1/39	5,268	6,635
#G60680, 6.500%, due 9/1/39	652	781
#G61450, 6.000%, due 4/1/40	4,399	5,223
Total FHLMC Mortgage Obligations		15,794
Federal National Mortgage Association (FNMA)—37.9%
#831497, 6.000%, due 4/1/21	13	14
#879607, 5.500%, due 4/1/21	2	2
#831525, 5.500%, due 6/1/21	4	4
#880993, 6.000%, due 1/1/22	1	1
#888982, 6.000%, due 12/1/22	33	34
#972934, 5.500%, due 2/1/23	41	42
#889670, 5.500%, due 6/1/23	8	8
#AE0011, 5.500%, due 9/1/23	6	7
#995253, 5.500%, due 12/1/23	391	403
#995395, 6.000%, due 12/1/23	20	20
#190988, 9.000%, due 6/1/24	3	3
#AL8529, 6.000%, due 11/1/24	3,415	3,580
#AL2853, 4.500%, due 6/1/26	1,072	1,143
#AL9730, 4.500%, due 2/1/27	1,688	1,803
#AL3388, 4.000%, due 9/1/27	353	379
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL9870, 6.500%, due 2/1/28		$ 987	$1,099
#AL4502, 4.000%, due 11/1/28		420	453
#AL9857, 4.000%, due 2/1/29		3,475	3,687
#323933, 7.000%, due 9/1/29		239	275
#555933, 7.000%, due 6/1/32		331	385
#555866, 7.500%, due 3/1/33		204	239
#CA2754, 4.500%, due 11/1/33		115	124
#AL6413, 8.000%, due 8/1/34		196	226
#AD0720, 5.500%, due 12/1/34		228	262
#AL6412, 7.500%, due 9/1/35		694	802
#886762, 7.000%, due 9/1/36		186	226
#888530, 7.500%, due 8/1/37		1,446	1,832
#AL6411, 7.000%, due 12/1/37		1,321	1,517
#FM1735, 6.500%, due 10/1/38		2,235	2,721
#AD0100, 7.000%, due 12/1/38		459	552
#FM2467, 6.000%, due 1/1/39		1,899	2,256
#FM1736, 6.500%, due 10/1/39		2,880	3,469
#AL0515, 6.000%, due 7/1/40		561	664
#BM3525, 6.000%, due 4/1/41		2,649	3,105
#AL9226, 5.500%, due 12/1/41		2,461	2,877
#AL9225, 6.000%, due 1/1/42		2,242	2,632
#BM1328, 6.000%, due 1/1/42		1,371	1,607
#AL6276, 5.500%, due 10/1/43		181	211
#BM5121, 5.500%, due 12/1/48		1,264	1,484
#CA5837, 6.000%, due 7/1/49		1,723	2,049
Total FNMA Mortgage Obligations			42,197

Asset-Backed Securities—8.9%
Tesla Auto Lease Trust 2018-B—144A, 2018-B, Tranche A, 3.710%, 8/20/21	Aaa	597	606
Honda Auto Receivables Owner Trust, 2019-3, Tranche A2, 1.900%, 4/15/22	AAA	904	910
CNH Equipment Trust 2019-A, 2019-A, Tranche A2, 2.960%, 5/16/22	AAA	392	394
Toyota Auto Receivables 2020-B Owner Trust, 2020-B, Tranche A2, 1.380%, 12/15/22	AAA	1,250	1,261
Tesla Auto Lease Trust—144A, 2019-A, Tranche C, 2.680%, 1/20/23	A2	675	679
American Express Credit Account Master Trust, 2017-6, Tranche A, 2.040%, 5/15/23	AAA	1,000	1,005
BA Credit Card Trust, 2018-A2, Tranche A2, 3.000%, 9/15/23	AAA	1,000	1,020
GM Financial Automobile Leasing Trust, 2020-1, Tranche C, 2.040%, 12/20/23	A+	1,400	1,391
Verizon Owner Trust, 2020-A, Tranche C, 2.060%, 7/22/24	Aa3	1,250	1,253

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	87

Low Duration Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Asset-Backed Securities—(continued)
CNH Equipment Trust 2020-A, 2020-A, Tranche A3, 1.160%, 6/16/25	AAA	$ 300	$303
Canadian Pacer Auto Receivables Trust—144A, 2020-1A, Tranche B, 2.000%, 7/21/25	AA+	500	503
CarMax Auto Owner Trust, 2020-1, Tranche C, 2.340%, 11/17/25	A	600	597
Total Asset-Backed Securities			9,922

Corporate Obligations—22.3%
The Bank of Nova Scotia, 2.150%, due 7/14/20	Aa2	2,097	2,098
Apple, Inc., 3M USD LIBOR + 1.130%, 1.490%, due 2/23/21, VRN	AA+	550	554
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 1.830%, due 3/1/21, VRN	AA-	1,500	1,511
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 1.671%, due 3/4/21, VRN	A+	1,500	1,511
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 2.558%, due 3/8/21, VRN	A+	1,500	1,519
Bank of America Corporation, 3M USD LIBOR + 1.420%, 2.555%, due 4/19/21, VRN	A+	1,000	1,011
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 2.351%, due 4/23/21, VRN	A	1,000	1,008
Bristol-Myers Squibb Co.—144A, 2.600%, due 5/16/22	A+	1,000	1,040
Toyota Motor Credit Corporation, 1.150%, due 5/26/22	A+	1,600	1,619
AT&T, Inc., 3.000%, due 6/30/22	A-	1,500	1,567
John Deere Capital Corporation, 0.550%, due 7/5/22	A	1,200	1,204
Mitsubishi UFJ Financial Group, Inc., 2.623%, due 7/18/22	A1	2,000	2,074
Philip Morris International, Inc., 2.375%, due 8/17/22	A	1,500	1,558
Capital One Bank USA NA, SOFRRATE + 0.616%, 2.014%, due 1/27/23, VRN	A-	1,400	1,420
Morgan Stanley, 3.750%, due 2/25/23	A	2,003	2,162
Caterpillar Financial Services Corporation, 2.625%, due 3/1/23	A	1,579	1,669
Intuit, Inc., 0.650%, due 7/15/23	A-	1,300	1,303
Total Corporate Obligations			24,828
Total Long-Term Investments—96.8% (cost $106,870)			107,768

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $1,111, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $1,134	$ 1,111	$1,111
Total Repurchase Agreement—1.0% (cost $1,111)		1,111

Commercial Paper
American Transmission, 0.132%, due 7/1/20	1,600	1,600
Cargill GBL Funding, 0.101%, due 7/1/20	1,600	1,600
Societe Generale, 0.101%, due 7/1/20	1,600	1,600
Total Commercial Paper—4.3% (cost $4,800)		4,800
Total Investments—102.1% (cost $112,781)		113,679
Liabilities, plus cash and other assets—(2.1)%		(2,317)
Net assets—100.0%		$111,362

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2020

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 7.08% decrease, net of fees, for the six month period ended June 30, 2020. By comparison, the Fund’s benchmark index, the ICE BofAML US 3-Month Treasury Bill Index (the “Index”), increased 0.60%.

The first six months of 2020 had significant volatility across assets and currencies, triggered by the onset of the COVID-19 pandemic and subsequent “lockdowns” and restrictions on people’s freedoms and movements. These lockdowns have put the global economy into its first recession in over a decade, with GDP forecasts collapsing and unemployment ballooning. This led to a material decline in global equities in the first quarter. But since then, equity markets have rebounded as governments eased their restrictions and optimism about economic prospects have emerged. However, the rebound in equity markets has not been uniform across countries and sectors, such that, on a year-to-date basis, there is significant dispersion. The S&P 500 finished the first six months of the year down 3.0%, while MSCI UK (hedged) was down 17.5% and MSCI EMU (hedged) was down 11.4%. Broad emerging market equities were down 5.0%, but again with wide dispersion: MSCI China (hedged) was up 3.3% while MSCI Brazil (hedged) was down 17.4%, for example. The significant volatility and economic slowdown brought response from central banks, including rate cuts and liquidity injections. This brought bond yields down and bond prices up. Within currencies, the “risk-off” nature of the first quarter caused a sell-off in emerging currencies and a rally in safe haven currencies. This trend was only mildly reversed in the second quarter.

The Fund’s market and currency strategies were both negative during the period. Within markets, the negative performance was driven by long exposure to equities, most notably UK, Spain, Greece and Brazil. Partially offsetting this was short exposure to Mexico, Netherlands and South Africa equities. The Fund maintained long exposure to U.S. government bonds, which contributed positively to performance. Within currencies, the largest detractors were long exposure to the Mexican peso, Colombian peso, Norwegian krone and Russian ruble. Contributing positively to performance were short exposure to the Indonesian rupiah, New Zealand dollar and Thai baht.

We significantly de-risked our equity and currency exposures through the first quarter of the year. Our long equity exposure entering 2020 was already somewhat scaled back and we scaled back further through the quarter as well as fully neutralizing many of our long emerging currency exposures. Our interpretation and analysis of developments since then is such that we have only modestly re-established long equity market exposure that we had de-risked in the first quarter. We remain slightly long of government bonds, despite their long-standing and significant over-valuation based on our fundamental analysis, which taken alone would warrant short exposure. We have made a more significant re-engagement with respect to currency risk exposures (compared to our activity in equities). In short, we believe there are significant long-term valuation opportunities in all three domains (equities attractive, bonds very unattractive, most emerging currencies attractive relative to safe havens), but we are most inclined to seek to exploit the currency opportunity at this point, remaining cautious with respect to the equity opportunity, and, as mentioned previously, we are going slightly against the expensive sovereign bond signal.

The primary impact of the pandemic on financial markets comes through curtailment of economic activity, which was a policy enacted worldwide as countries went into varying degrees of “lockdown.” With no vaccine nor effective treatment for the virus, which is fatal in some cases, the effort to limit its spread focused on keeping people distant from each other and shuttering most forms of non-essential economic activity. This focus exerted a powerfully depressive influence on spending and earnings. While one or two quarters of lost revenue to a business might not reduce the fundamental value to a very large extent, we believe that many firms are likely to be operating well below former capacity for a considerable time, and some will not survive in their present form. Almost all central banks have ramped up their provision of ultra-easy monetary conditions (low, zero or negative policy interest rates; accelerated asset purchases; and significant increases to provisions of guaranteed liquidity and credit). Governments, too, have aggressively responded through relaxed fiscal policies with increased investment and spending, including outright cash transfers to businesses and individuals, unemployment insurance payments, and, in some countries, direct wage support to employees

June 30, 2020	William Blair Funds	89

and self-employed people who have been prevented from working by government-imposed lockdowns. A side effect of these policy responses has been to preserve a large number of firms under the premise that they can eventually restart their prior trading patterns. But since this will not be universally the case, these “zombies” (businesses that will scarcely be viable in a post-pandemic world) will unwittingly have been financed to a greater extent than before, which we believe represents an enormous misallocation of resources. We believe this will have an enduring contractionary side effect on fundamental values in relevant areas. In addition, ballooning government debt as a result of this may ultimately require tax increases that impair future corporate earnings flowing to investors. Equity price rises have been surprisingly robust since late March given that the spread of the virus has only been slowed down by the deliberate squashing of growth, but we believe market rallies are significantly influenced by the aggressive central bank action, which is not a long-term substitute for valuation support. For these reasons, we are disinclined to materially chase equities upward from generally prevailing levels.

With respect to bonds, in some contrast, the effect of ever-more-powerful quantitative easing on sovereign fixed income yields, along with communicated interest rate expectations of “even-lower-for-even-longer,” can have a much more enduring impact on the suppression of yields well below what equilibrium conditions would indicate was fair value. In short, if ultra-easy policy is maintained through to the maturity date of government bonds, such debt can effectively be held above fundamental value for the remainder of its life. Monetary authorities thus have more ability to persistently counter the prospect of negative returns that bond markets would otherwise generate in many cases. We believe fundamental valuation accordingly exerts its weakest pull on fixed income in the present environment (compared to other assets) and we are not following valuation signals.

Conversely, exchange rates have not generally been a direct policy objective of central banks. Therefore, we believe that the widening of currency opportunities that was caused by the pandemic impact has not been “artificially” suppressed/countered in the same way it has with equities and (even more so) government bonds. Indeed, deeper currency under-valuations across oil-producing economies were rather reinforced and exacerbated by ill-timed oil production increase announcements from Saudi Arabia and Russia in early March. This “price war” was later defused, but not before it had disproportionately affected oil-sensitive currencies that continued to weaken in April even after stock markets had regained some stability. As currencies moved far below value through April and beyond in some cases, we saw fit to significantly reverse the large amount of de-risking that we had undertaken in the first quarter.

Markets and currencies remain somewhat abnormally correlated and lacking in diversification in the short term but, for the reasons previously referenced, we anticipate that the fundamental investment opportunities will converge differentially, with the currency opportunities being somewhat more robust looking ahead, followed by equities, and with little likelihood of bond yields experiencing any noticeable near-term “pull” from value.

We do not think there is a high chance of a repeat of the panic conditions that manifested due to the pandemic in the first quarter. This may be the case even as secondary waves of COVID-19 transmission are likely in some places, and even as infection rates continue to climb in several emerging countries where lockdowns were not as effective as in the developed world and merely slowed accelerating infection rates rather than decelerating the spread. Importantly, market participants now know that even liberal democracies can lock down activity if they need to, and it is also known that this is effective in slowing down the disease transmission (though less effective in emerging economies than developed ones, as noted). Extra capacity in health services that was hurriedly built in many places successfully averted extreme stress on care capacity in health systems in the developed world. Unless secondary waves of infection stress this capacity, which largely did not happen the first time, we believe that stringent economic lockdowns are not likely to be repeated. Future adverse shocks to market sentiment should therefore not carry the same fear-inducing, nonlinear aspect that was dominant in the first quarter.

Although, as previously noted, several emerging countries have not been able to achieve declining virus spread rates at this point, they too have loosened their social and economic restrictions (that likely did prevent a worse outcome). While the human cost of the pandemic remains large, and in parts of the world is getting larger, populations will and have already been able to adapt and accommodate risks and adversity over time. From a dispassionate investing perspective, resuming economic activity amid an ongoing health catastrophe that is being controlled, but not yet defeated, argues for fundamental valuations in equities and currencies to ultimately re-exert their prevailing pull on prices. Our goal as investors is to position portfolios to best capture the risks and returns as they relate to price, value, and navigation influences. Previously we observed that our portfolios were well placed to step into what we believe will eventually prove to be large opportunities to take active risk, and for an eventual environment in which fundamental value is not prevented from being an effective force exerted onto prices. We believe that the pull of valuation will endure and ultimately prevail over today’s large, tragic, but temporary influences.

90	Semiannual Report	June 30, 2020

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2020
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	(7.08)%	(5.71)%	(0.84)%	(1.63)%	3.13%
Class I(a)	(6.96)	(5.60)	(0.58)	(1.38)	3.39
ICE BofAML US 3-Month Treasury Bill Index(a)	0.60	1.63	1.77	1.19	0.72
Class R6(b)	(6.87)	(5.37)	(0.45)	(1.26)	0.39
ICE BofAML US 3-Month Treasury Bill Index(b)	0.60	1.63	1.77	1.19	0.90

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to June 30, 2020.
(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to June 30, 2020.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are not subject to a sales load. Class I shares are not subject to a sales load or distribution (Rule 12b-1) fees. Class R6 shares are not subject to a sales load, distribution (Rule 12b-1) fees, or sub-transfer agent fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The ICE BofAML US 3-Month Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2020. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2020.

Category	% of net assets
Equity Exchange-Traded Funds	55.8%
Fixed Income Exchange-Traded Funds	9.1
Foreign Government Bond	3.3
Repurchase Agreement	2.8
U.S. Government.	28.4
Cash and Other Assets, Less Liabilities	0.6
Net Assets	100.0%

June 30, 2020	William Blair Funds	91

Macro Allocation Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Funds—64.9%
Equity Exchange-Traded Funds—55.8%
iShares Core MSCI Emerging Markets ETF	461,600	$21,972
iShares MSCI Brazil ETF	36,800	1,058
iShares MSCI Chile ETF	210,700	5,310
SPDR S&P 500 ETF Trust	857,400	264,388
Utilities Select Sector SPDR Fund	23,900	1,349
Vietnam Enterprise Investments, Ltd. Class “C”	2,109,100	10,859
Total Equity Exchange-Traded Funds		304,936
Fixed Income Exchange-Traded Funds—9.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	123,800	16,651
iShares MBS ETF	250,000	27,675
SPDR Bloomberg Barclays High Yield Bond ETF	55,300	5,594
Total Fixed Income Exchange-Traded Funds		49,920
Total Exchange-Traded Funds—64.9% (cost $328,109)		354,856

Foreign Government Bond—3.3%
Malaysia—3.3%
Malaysia Government Bond, 4.160%, due 7/15/21	MYR 76,000	18,104
Total Foreign Government Bonds—3.3% (cost $18,525)		18,104

Repurchase Agreement—2.8%
Fixed Income Clearing Corporation, 0.000% dated 6/30/20, due 7/1/20, repurchase price $15,297, collateralized by U.S. Treasury Note, 1.625%, due 2/15/26, valued at $15,604	15,297	15,297
Total Repurchase Agreement—2.8% (cost $15,297)		15,297

Issuer	Principal Amount	Value

U.S. Government—28.4%
U.S. Treasury Bill, 1.776%, due 7/16/20(a)	17,500	$17,499
U.S. Treasury Bill, 1.723%, due 8/13/20	17,500	17,497
U.S. Treasury Bill, 1.742%, due 9/10/20(a)	17,500	17,496
U.S. Treasury Bill, 1.542%, due 10/8/20(a)(b)	17,500	17,493
U.S. Treasury Bill, 1.558%, due 11/5/20(a)	17,500	17,491
U.S. Treasury Bill, 1.544%, due 12/3/20(a)	15,000	14,991
U.S. Treasury Bill, 0.165%, due 12/31/20	7,500	7,494
U.S. Treasury Bill, 1.424%, due 1/28/21	7,500	7,493
U.S. Treasury Bill, 1.280%, due 2/25/21(b)	7,500	7,493
U.S. Treasury Bill, 0.213%, due 3/25/21	7,500	7,491
U.S. Treasury Bill, 0.162%, due 4/22/21(a)	7,500	7,491
U.S. Treasury Bill, 0.157%, due 5/20/21	7,500	7,489
U.S. Treasury Bill, 0.192%, due 6/17/21	7,500	7,487
Total U.S. Government—28.4% (cost $154,398)		154,905
Total Investments in Securities—99.4% (cost $516,329)		543,162
Cash and other assets, less liabilities—0.6%		3,302
Net assets—100.0%		$546,464

a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $48,907 (in thousands).

(b) Security, or portion of security, is pledged as collateral for forward foreign currency contracts and for OTC swap contracts aggregating a total value of $7,431 (in thousands).

See accompanying Notes to Financial Statements.

92	Semiannual Report	June 30, 2020

Macro Allocation Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

Forward Foreign Currency Contracts
Settlement Date	Deliver/Receive	Counterparty	Local Currency (in thousands)	USD (Base) Purchased or Sold	Current Value	Net Unrealized Appreciation (Depreciation)
Purchased
7/15/20	Australian Dollar	Citibank N.A. London	4,891	$3,370	$3,376	$6
7/15/20	Brazilian Real	Citibank N.A. London	138,291	27,068	25,415	(1,653)
7/15/20	British Pound Sterling	Citibank N.A. London	25,010	31,668	30,992	(676)
7/15/20	Chilean Peso	Citibank N.A. London	4,090,635	5,212	4,982	(230)
7/15/20	Chinese Yuan Renminbi	Citibank N.A. London	22,564	3,191	3,189	(2)
7/15/20	Colombian Peso	Citibank N.A. London	62,775,654	16,714	16,686	(28)
7/15/20	Euro	Citibank N.A. London	897	1,008	1,008	—
7/15/20	Hong Kong Dollar	Citibank N.A. London	14,505	1,871	1,871	—
7/15/20	Indian Rupee	Citibank N.A. London	722,966	9,502	9,555	53
7/15/20	Indonesian Rupiah	Citibank N.A. London	11,511,384	794	792	(2)
7/15/20	Israeli Shekel	Citibank N.A. London	11,743	3,396	3,391	(5)
7/15/20	Japanese Yen	Citibank N.A. London	2,431,316	22,754	22,521	(233)
7/15/20	Mexican Peso	Citibank N.A. London	756,850	33,640	32,873	(767)
7/15/20	New Zealand Dollar	Citibank N.A. London	5,565	3,585	3,591	6
7/15/20	Norwegian Krone	Citibank N.A. London	392,407	41,524	40,770	(754)
7/15/20	Philippine Peso	Citibank N.A. London	1,207,218	24,036	24,260	224
7/15/20	Russian Ruble	Citibank N.A. London	1,454,811	20,889	20,408	(481)
7/15/20	Singapore Dollar	Citibank N.A. London	44,767	32,284	32,124	(160)
7/15/20	South African Rand	Citibank N.A. London	388,756	22,839	22,371	(468)
7/15/20	South Korean Won	Citibank N.A. London	4,800,793	4,004	4,002	(2)
7/15/20	Swedish Krona	Citibank N.A. London	321,056	34,881	34,460	(421)
7/15/20	Swiss Franc	Citibank N.A. London	707	746	746	—
7/15/20	Taiwan Dollar	Citibank N.A. London	59,659	2,034	2,034	—
7/15/20	Thai Baht	Citibank N.A. London	38,047	1,234	1,231	(3)
7/16/20	New Turkish Lira	Citibank N.A. London	192,874	27,981	28,054	73
						$(5,523)
Sold
7/15/20	Australian Dollar	Citibank N.A. London	53,030	$36,631	$36,599	$32
7/15/20	British Pound Sterling	Citibank N.A. London	537	664	665	(1)
7/15/20	Canadian Dollar	Citibank N.A. London	11,099	8,193	8,175	18
7/15/20	Chinese Yuan Renminbi	Citibank N.A. London	338,057	47,741	47,779	(38)
7/15/20	Colombian Peso	Citibank N.A. London	2,536,308	677	674	3
7/15/20	Czech Koruna	Citibank N.A. London	213,006	9,099	8,979	120
7/15/20	Euro	Citibank N.A. London	18,847	21,447	21,180	267
7/15/20	Hong Kong Dollar	Citibank N.A. London	144,003	18,576	18,579	(3)
7/15/20	Indonesian Rupiah	Citibank N.A. London	172,529,287	11,907	11,863	44
7/15/20	Israeli Shekel	Citibank N.A. London	144,079	41,721	41,606	115
7/15/20	Japanese Yen	Citibank N.A. London	95,336	884	883	1
7/15/20	Mexican Peso	Citibank N.A. London	14,743	637	640	(3)
7/15/20	New Zealand Dollar	Citibank N.A. London	69,555	45,031	44,886	145
7/15/20	Norwegian Krone	Citibank N.A. London	22,706	2,353	2,359	(6)
7/15/20	Philippine Peso	Citibank N.A. London	122,168	2,451	2,455	(4)
7/15/20	Russian Ruble	Citibank N.A. London	57,073	800	801	(1)
7/15/20	Singapore Dollar	Citibank N.A. London	1,146	821	822	(1)
7/15/20	South African Rand	Citibank N.A. London	16,953	974	976	(2)
7/15/20	South Korean Won	Citibank N.A. London	33,427,381	27,877	27,864	13
7/15/20	Swedish Krona	Citibank N.A. London	6,848	735	735	—
7/15/20	Swiss Franc	Citibank N.A. London	32,728	34,849	34,556	293
7/15/20	Taiwan Dollar	Citibank N.A. London	854,783	28,973	29,146	(173)
7/15/20	Thai Baht	Citibank N.A. London	926,519	29,977	29,977	—
7/16/20	New Turkish Lira	Citibank N.A. London	7,776	1,131	1,131	—
						$819
Total net unrealized appreciation (depreciation) on forward foreign currency contracts						$(4,704)

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	93

Macro Allocation Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

Futures Contracts

Number of Contracts	Description	Expiration Date	Local Currency	Notional Value (Local, in Thousands)	Notional Amount (USD)	Notional Value (USD)	Net Unrealized Appreciation (Depreciation)
Long
125	CAC 40 Index	July 2020	Euro	6,142	$6,886	$6,900	$14
130	IBEX 35 Index	July 2020	Euro	9,373	10,899	10,530	(369)
806	MSCI Singapore ETS Index	July 2020	Singapore Dollar	23,846	17,434	17,111	(323)
2	HSCEI Index	July 2020	Hong Kong Dollar	965	127	124	(3)
49	KOSPI 200 Index	September 2020	South Korean Won	3,439,800	2,952	2,860	(92)
10	NIKKEI 225 Index	September 2020	Japanese Yen	111,300	1,069	1,031	(38)
120	SPI 200 Index	September 2020	Australian Dollar	17,676	11,964	12,198	234
22	DAX Index	September 2020	Euro	6,779	7,624	7,616	(8)
475	FTSE 100 Index	September 2020	British Pound Sterling	29,201	35,387	36,183	796
48	FTSE MIB Index	September 2020	Euro	4,629	5,185	5,201	16
							$227
Short
12	Amsterdam Index	July 2020	Euro	1,343	$1,519	$1,509	$10
53	OMXS 30 Index	July 2020	Swedish Krona	8,831	912	948	(36)
78	HANG SENG Index	July 2020	Hong Kong Dollar	94,563	12,449	12,201	248
61	MSCI Taiwan Index	July 2020	U.S. Dollar	2,640	2,663	2,640	23
171	EURO-BTP	September 2020	Euro	24,603	27,160	27,642	(482)
106	FTSE 40 Index	September 2020	South African Rand	53,310	2,989	3,072	(83)
2	S&P TSX 60 Index	September 2020	Canadian Dollar	371	266	274	(8)
994	EURO STOXX 50 Index	September 2020	Euro	32,037	34,622	35,993	(1,371)
664	MSCI Emerging Markets Index	September 2020	U.S. Dollar	32,725	31,803	32,725	(922)
334	MSCI Mexico Index	September 2020	U.S. Dollar	5,731	5,994	5,731	263
1,595	S&P 500 E Mini Index	September 2020	U.S. Dollar	246,444	243,266	246,444	(3,178)
39	S&P E Mini Com Ser Index	September 2020	U.S. Dollar	2,758	2,822	2,758	64
27	XAK Technology	September 2020	U.S. Dollar	2,840	2,716	2,840	(124)
43	XAY Cons Discret	September 2020	U.S. Dollar	5,546	5,588	5,546	42
77	10YR Can Bond	September 2020	Canadian Dollar	11,844	8,698	8,724	(26)
							$(5,580)
Total net unrealized appreciation (depreciation) on futures contracts							$(5,353)

Centrally Cleared Interest Rate Swap
Floating Rate Reference	Pay/Receive Floating Rate	Fixed Rate	Pay/Receive Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Paid (Received)	Value	Unrealized Appreciation (Depreciation)
China 1-Week Repo Rate	Pay	1.960%	3M	June 2025	LCH	CNY 311,580	$(320)	$(773)	$(453)

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2020

Macro Allocation Fund

Portfolio of Investments, June 30, 2020 (all dollar amounts in thousands) (unaudited)

Total Return Swaps

Reference Entity	Pay/Receive Floating Rate	Floating Rate	Maturity Date	Counterparty	Notional Amount (in thousands		)	Market Value	Unrealized Appreciation (Depreciation)
Swiss Market Index (Total Return)	Receive	3 Month LIBOR minus 0 bp	Sep 2020	Credit Suisse International	CHF	7,465		$168	$168
MSCI World Energy Sector Net Index	Pay	3 Month LIBOR minus 70 bp	Sep 2020	Credit Suisse International		$16,826		(545)	(545)
MSCI Emerging Markets Indonesia Net Total Return USD	Pay	3 Month LIBOR minus 110 bp	Sep 2020	Citibank N.A.		$5,152		(83)	(83)
RTS Index Future	Receive	0 bp	Sep 2020	Credit Suisse International		$4,333		99	99
Euro-Bund Future	Receive	0 bp	Sep 2020	Credit Suisse International	EUR	2,975		(29)	(29)
10YR T-Note Future	Pay	0 bp	Sep 2020	Credit Suisse International		$52,841		184	184
5YR T-Note Future	Pay	0 bp	Sep 2020	Credit Suisse International		$22,461		47	47
									$(159)

Centrally Cleared Credit Default Swap

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands	)	Upfront Payment Paid (Received	)	Value	Unrealized Appreciation (Depreciation)
iTRAXX Europe 33	Sell	1.000%	3M	June 2025	ICE	$10,095		$52		$194	$142
Total net unrealized appreciation (depreciation) on swaps											$(470)

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	95

Statements of Assets and Liabilities

As of June 30, 2020 (dollar amounts in thousands) (unaudited)

		Large Cap	Mid Cap	Small-Mid
	Growth	Growth	Growth	Cap Core
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$149,946	$407,282	$57,158	$212,385
Investments in securities, at value	$249,604	$522,073	$70,447	$199,437
Receivable for securities sold	1,834	2,596	1,359	1,991
Receivable for fund shares sold	47	2,467	13	2
Receivable from Adviser	1	52	21	39
Dividend and interest receivable	88	238	13	130
Total assets	251,574	527,426	71,853	201,599
Liabilities
Payable for securities purchased	1,835	5,836	766	1,128
Payable for fund shares redeemed	171	1,066	28	1,115
Management fee payable	151	248	53	153
Distribution fee payable	6	26	1	—
Other payables and accrued expenses	78	15	57	105
Total liabilities	2,241	7,191	905	2,501
Net assets	$249,333	$520,235	$70,948	$199,098
Capital
Composition of net assets
Paid in capital	$125,147	$387,041	$53,747	$224,050
Total distributable earnings (loss)	124,186	133,194	17,201	(24,952)
Net assets	$249,333	$520,235	$70,948	$199,098

Class N shares
Net assets	$31,139	$131,166	$5,003	—
Shares outstanding	3,058,143	7,834,131	461,507	—
Net asset value per share	$10.18	$16.74	$10.84	—
Class I shares
Net assets	$217,361	$386,509	$65,781	$194,012
Shares outstanding	17,905,884	21,750,702	5,579,850	20,284,560
Net asset value per share	$12.14	$17.77	$11.79	$9.56
Class R6 shares
Net assets	$833	$2,560	$164	$5,086
Shares outstanding	68,542	144,181	13,911	531,649
Net asset value per share	$12.16	$17.76	$11.80	$9.57

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2020

Statements of Operations

For the Period Ended June 30, 2020 (all amounts in thousands) (unaudited)

		Large Cap	Mid Cap	Small-Mid
	Growth	Growth	Growth	Cap Core
	Fund	Fund	Fund	Fund
Investment income
Dividends	$955	$2,018	$192	$1,053
Less foreign tax withheld	—	—	(1)	(8)
Interest	1	1	—	1
Total income	956	2,019	191	1,046
Expenses
Investment advisory fees	878	1,180	304	910
Distribution fees	37	110	6	—
Custodian fees	32	33	31	40
Transfer agent fees	33	31	7	10
Sub-transfer agent fees
Class N	22	49	3	—
Class I	63	108	41	130
Professional fees	24	25	20	23
Registration fees	38	32	28	19
Shareholder reporting fees	9	12	2	2
Trustee fees	10	10	3	5
Other expenses	7	9	5	6
Total expenses before expense limitation	1,153	1,599	450	1,145
Expenses waived or reimbursed by the Adviser
Class N	(12)	(61)	(9)	—
Class I	—	(149)	(113)	(183)
Class R6	—	(1)	—	(2)
Total expenses waived or reimbursed by the Adviser	(12)	(211)	(122)	(185)
Net expenses	1,141	1,388	328	960
Net investment income (loss)	(185)	631	(137)	86
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	18,568	16,041	2,017	(12,119)
Futures contracts	—	—	—	45
Total net realized gain (loss)	18,568	16,041	2,017	(12,074)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(191)	27,947	(2,832)	(13,334)
Change in net unrealized appreciation (depreciation)	(191)	27,947	(2,832)	(13,334)
Net increase (decrease) in net assets resulting from operations	$18,192	$44,619	$(952)	$(25,322)

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	97

Statements of Changes in Net Assets

For the Period Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Core Fund
	2020	2019	2020	2019	2020	2019	2020	2019 (a)
Operations
Net investment income (loss)	$(185)	$(175)	$631	$475	$(137)	$(171)	$86	$4
Net realized gain (loss) on investments, and other assets and liabilities	18,568	24,088	16,041	17,324	2,017	7,108	(12,074)	(16)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(191)	45,368	27,947	49,902	(2,832)	13,055	(13,334)	386
Net increase (decrease) in net assets resulting from operations	18,192	69,281	44,619	67,701	(952)	19,992	(25,322)	374
Distributions to shareholders from
Class N	—	(3,190)	—	(3,981)	—	(480)	—	—
Class I	—	(17,880)	—	(12,030)	—	(5,507)	—	(1)
Class R6	—	(17)	—	(97)	—	(12)	—	(3)
Total distributions	—	(21,087)	—	(16,108)	—	(5,999)	—	(4)
Capital stock transactions
Proceeds from sale of shares	9,204	21,672	228,157	122,974	6,515	10,314	264,119	6,238
Shares issued in reinvestment of income dividends and capital gain distributions	—	20,274	—	13,134	—	5,817	—	4
Less cost of shares redeemed	(31,650)	(62,229)	(56,375)	(62,827)	(8,161)	(12,695)	(46,287)	(24)
Net increase (decrease) in net assets resulting from capital share transactions	(22,446)	(20,283)	171,782	73,281	(1,646)	3,436	217,832	6,218
Increase (decrease) in net assets	(4,254)	27,911	216,401	124,874	(2,598)	17,429	192,510	6,588
Net assets
Beginning of period	253,587	225,676	303,834	178,960	73,546	56,117	6,588	—
End of period	$249,333	$253,587	$520,235	$303,834	$70,948	$73,546	$199,098	$6,588

(a) For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.

See accompanying Notes to Financial Statements.

98	Semiannual Report	June 30, 2020

Statements of Assets and Liabilities

As of June 30, 2020 (dollar amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,263,830	$996	$430,218	$85,754
Investments in securities, at value	$2,811,649	$1,171	$513,639	$97,829
Cash	—	47	—	—
Receivable for securities sold	2,233	24	6,254	1,266
Receivable for fund shares sold	2,099	3	440	29
Receivable from Adviser	122	17	25	41
Dividend and interest receivable	622	1	146	79
Total assets	2,816,725	1,263	520,504	99,244
Liabilities
Payable for securities purchased	—	15	797	945
Payable for fund shares redeemed	3,032	—	892	50
Management fee payable	2,333	1	469	80
Distribution fee payable	57	—	30	1
Other payables and accrued expenses	503	43	128	54
Total liabilities	5,925	59	2,316	1,130
Net assets	$2,810,800	$1,204	$518,188	$98,114
Capital
Composition of net assets
Paid in capital	$2,306,971	$4,210	$434,478	$105,036
Total distributable earnings (loss)	503,829	(3,006)	83,710	(6,922)
Net assets	$2,810,800	$1,204	$518,188	$98,114

Class N shares
Net assets	$273,268	$161	$141,873	$7,027
Shares outstanding	10,683,610	18,792	5,264,016	684,696
Net asset value per share	$25.58	$8.54	$26.95	$10.26
Class I shares
Net assets	$2,464,057	$814	$312,187	$90,613
Shares outstanding	90,577,963	95,642	10,291,217	8,482,660
Net asset value per share	$27.20	$8.51	$30.34	$10.68
Class R6 shares
Net assets	$73,475	$229	$64,128	$474
Shares outstanding	2,698,296	27,019	2,112,763	44,374
Net asset value per share	$27.23	$8.49	$30.35	$10.69

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	99

Statements of Operations

For the Period June 30, 2020 (all amounts in thousands) (unaudited)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$6,865	$50	$1,482	$1,239
Less foreign tax withheld	(65)	—	(30)	—
Interest	18	9	3	1
Total income	6,818	59	1,455	1,240
Expenses
Investment advisory fees	13,686	22	2,986	652
Distribution fees	361	—	187	12
Custodian fees	40	47	39	39
Transfer agent fees	183	1	57	24
Sub-transfer agent fees
Class N	229	—	115	9
Class I	1,409	2	196	95
Professional fees	104	19	39	33
Registration fees	82	28	52	26
Shareholder reporting fees	126	1	39	10
Trustee fees	105	—	25	16
Other expenses	51	3	8	7
Total expenses before expense limitation	16,376	123	3,743	923
Expenses waived or reimbursed by the Adviser
Class N	(158)	(5)	(74)	(15)
Class I	(817)	(91)	(105)	(173)
Class R6	(1)	(4)	—	(1)
Total expenses waived or reimbursed by the Adviser	(976)	(100)	(179)	(189)
Net expenses	15,400	23	3,564	734
Net investment income (loss)	(8,582)	36	(2,109)	506
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(59,181)	(3,166)	7,655	(16,350)
Redemptions in-kind	6,220	—	—	—
Total net realized gain (loss)	(52,961)	(3,166)	7,655	(16,350)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	55,293	(253)	(42,004)	(30,436)
Change in net unrealized appreciation (depreciation)	55,293	(253)	(42,004)	(30,436)
Net increase (decrease) in net assets resulting from operations	$(6,250)	$(3,383)	$(36,458)	$(46,280)

See accompanying Notes to Financial Statements.

100	Semiannual Report	June 30, 2020

Statements of Changes in Net Assets

For the Period Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$(8,582)	$(15,808)	$36	$40	$(2,109)	$(4,727)	$506	$3,710
Net realized gain (loss) on investments, and other assets and liabilities	(52,961)	293,543	(3,166)	109	7,655	10,576	(16,350)	73,420
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	55,293	439,745	(253)	446	(42,004)	125,876	(30,436)	15,381
Net increase (decrease) in net assets resulting from operations	(6,250)	717,480	(3,383)	595	(36,458)	131,725	(46,280)	92,511
Distributions to shareholders from
Class N	—	(24,075)	—	(6)	—	(4,188)	(2,077)	(498)
Class I	—	(172,835)	—	(131)	—	(8,605)	(26,233)	(14,700)
Class R6	—	(2,668)	—	(3)	—	(1,345)	(101)	(16)
Total distributions	—	(199,578)	—	(140)	—	(14,138)	(28,411)	(15,214)
Capital stock transactions
Proceeds from sale of shares	420,380	835,740	3,164	7,068	56,548	265,349	10,771	49,983
Shares issued in reinvestment of income dividends and capital gain distributions	—	193,454	—	139	—	14,035	27,328	14,998
Less cost of shares redeemed	(509,144)	(1,045,252)	(6,105)	(1,813)	(172,439)	(305,741)	(40,572)	(458,515)
Net increase (decrease) in net assets resulting from capital share transactions	(88,764)	(16,058)	(2,941)	5,394	(115,891)	(26,357)	(2,473)	(393,534)
Increase (decrease) in net assets	(95,014)	501,844	(6,324)	5,849	(152,349)	91,230	(77,164)	(316,237)
Net assets
Beginning of period	2,905,814	2,403,970	7,528	1,679	670,537	579,307	175,278	491,515
End of period	$2,810,800	$2,905,814	$1,204	$7,528	$518,188	$670,537	$98,114	$175,278

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	101

Statements of Assets and Liabilities

As of June 30, 2020 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Assets
Investments in securities, at cost	$64,360	$515,282	$1,365,344	$1,132,695
Investments in securities, at value	$97,010	$661,991	$1,882,800	$1,552,596
Cash	9	84	122	117
Foreign currency, at value (cost $— ; $— ; $66; $63)	—	—	66	63
Receivable for securities sold	34	—	—	228,801
Receivable for fund shares sold	1	682	588	186
Receivable from Adviser	26	46	1	—
Dividend and interest receivable	125	821	4,878	3,339
Total assets	97,205	663,624	1,888,455	1,785,102
Liabilities
Payable for securities purchased	—	311	3,162	2,026
Payable for fund shares redeemed	—	102	1,865	236,001
Management fee payable	86	456	1,550	1,367
Distribution fee payable	2	2	47	—
Foreign capital gains tax liability	—	197	—	17
Other payables and accrued expenses	82	95	623	309
Total liabilities	170	1,163	7,247	239,720
Net assets	$97,035	$662,461	$1,881,208	$1,545,382

Capital
Composition of net assets
Paid in capital	$44,585	$520,933	$1,366,029	$1,122,363
Total distributable earnings (loss)	52,450	141,528	515,179	423,019
Net assets	$97,035	$662,461	$1,881,208	$1,545,382
Class N shares
Net assets	$8,862	$8,102	$232,632	—
Shares outstanding	581,013	453,917	7,816,757	—
Net asset value per share	$15.25	$17.85	$29.76	—
Class I shares
Net assets	$86,976	$187,634	$1,591,582	—
Shares outstanding	5,691,626	10,472,996	52,185,622	—
Net asset value per share	$15.28	$17.92	$30.50	—
Institutional/Class R6 shares
Net assets	$1,197	$466,725	$56,994	$1,545,382
Shares outstanding	78,297	26,047,546	1,868,239	88,481,200
Net asset value per share	$15.29	$17.92	$30.51	$17.47

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2020

Statements of Operations

For the Period Ended June 30, 2020 (all amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Growth Fund	Institutional International Growth Fund
Investment income
Dividends	$799	$4,429	$12,135	$11,360
Less foreign tax withheld	(50)	(482)	(1,200)	(1,128)
Interest	1	4	4	5
Total income	750	3,951	10,939	10,237
Expenses
Investment advisory fees	616	2,621	9,301	8,069
Distribution fees	10	12	423	—
Custodian fees	39	61	165	132
Transfer agent fees	5	25	85	34
Sub-transfer agent fees
Class N	6	7	300	—
Class I	38	65	601	—
Professional fees	27	46	95	90
Registration fees	31	30	44	15
Shareholder reporting fees	2	9	60	8
Trustee fees	7	21	85	72
Other expenses	7	16	29	27
Total expenses before expense limitation	788	2,913	11,188	8,447
Expenses waived or reimbursed by the Adviser
Class N	(11)	(8)	(88)	—
Class I	(97)	(79)	—	—
Institutional/Class R6	(27)	(146)	—	—
Total expenses waived or reimbursed by the Adviser	(135)	(233)	(88)	—
Net expenses	653	2,680	11,100	8,447
Net investment income (loss)	97	1,271	(161)	1,790
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	12,076	(2,957)	15,464	41,231
Redemptions in-kind	7,974	—	—	7,699
Foreign currency transactions	(16)	(86)	(290)	(156)
Total net realized gain (loss)	20,034	(3,043)	15,174	48,774
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(16,195)	(7,610)	(27,500)	(52,107)
Foreign currency translations	—	46	(65)	(95)
Change in net unrealized appreciation (depreciation)	(16,195)	(7,564)	(27,565)	(52,202)
Net increase (decrease) in net assets resulting from operations	$3,936	$(9,336)	$(12,552)	$(1,638)

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	103

Statements of Changes in Net Assets

For the Period Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Growth Fund		Institutional International Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$97	$690	$1,271	$4,360	$(161)	$12,129	$1,790	$14,030
Net realized gain (loss) on investments, and other assets and liabilities	20,034	21,561	(3,043)	138	15,174	31,125	48,774	4,333
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(16,195)	27,856	(7,564)	139,075	(27,565)	530,581	(52,202)	472,155
Net increase (decrease) in net assets resulting from operations	3,936	50,107	(9,336)	143,573	(12,552)	573,835	(1,638)	490,518
Distributions to shareholders from
Class N	—	(99)	—	(37)	—	(5,328)	—	—
Class I	—	(1,500)	—	(981)	—	(19,998)	—	—
Institutional/Class R6	—	(656)	—	(2,772)	—	(819)	—	(17,917)
Total distributions	—	(2,255)	—	(3,790)	—	(26,145)	—	(17,917)
Capital stock transactions
Proceeds from sale of shares	10,540	16,564	90,159	150,318	268,419	290,402	101,823	192,878
Shares issued in reinvestment of income dividends and capital gain distributions	—	2,241	—	3,249	—	24,177	—	17,852
Less cost of shares redeemed	(89,150)	(65,648)	(72,266)	(49,445)	(483,718)	(856,554)	(447,714)	(574,855)
Net increase (decrease) in net assets resulting from capital share transactions	(78,610)	(46,843)	17,893	104,122	(215,299)	(541,975)	(345,891)	(364,125)
Increase (decrease) in net assets	(74,674)	1,009	8,557	243,905	(227,851)	5,715	(347,529)	108,476
Net assets
Beginning of period	171,709	170,700	653,904	409,999	2,109,059	2,103,344	1,892,911	1,784,435
End of period	$97,035	$171,709	$662,461	$653,904	$1,881,208	$2,109,059	$1,545,382	$1,892,911

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2020

Statements of Assets and Liabilities

As of June 30, 2020 (dollar amounts in thousands) (unaudited)

	International	Emerging	Emerging	Emerging
	Small Cap	Markets	Markets	Markets
	Growth	Leaders	Growth	Small Cap
	Fund	Fund	Fund	Growth Fund
Assets
Investments in securities, at cost	$212,972	$178,120	$600,068	$204,655
Investments in securities, at value	$261,281	$222,306	$830,077	$259,697
Foreign currency, at value (cost $195; $— ; $643; $816)	196	—	643	817
Receivable for securities sold	—	954	1,701	1,555
Receivable for fund shares sold	179	101	3,032	66
Receivable from Adviser	—	35	—	43
Dividend and interest receivable	1,137	458	1,213	396
Total assets	262,793	223,854	836,666	262,574
Liabilities
Payable for securities purchased	—	—	628	1,311
Payable for fund shares redeemed	37	3	6,499	36
Management fee payable	214	198	730	232
Distribution fee payable	1	—	2	1
Foreign capital gains tax liability	—	—	457	—
Other payables and accrued expenses	200	186	395	426
Total liabilities	452	387	8,711	2,006
Net assets	$262,341	$223,467	$827,955	$260,568
Capital
Composition of net assets
Paid in capital	$232,357	$188,195	$614,106	$249,031
Total distributable earnings (loss)	29,984	35,272	213,849	11,537
Net assets	$262,341	$223,467	$827,955	$260,568

Class N shares
Net assets	$2,530	$1,391	$7,934	$3,314
Shares outstanding	188,464	138,543	562,190	195,292
Net asset value per share	$13.42	$10.04	$14.11	$16.97
Class I shares
Net assets	$126,889	$43,268	$75,381	$122,722
Shares outstanding	9,350,127	4,298,432	5,278,540	7,179,432
Net asset value per share	$13.57	$10.07	$14.28	$17.09
Class R6 shares
Net assets	$132,922	$178,808	$744,640	$134,532
Shares outstanding	9,737,564	17,779,815	51,663,560	7,856,017
Net asset value per share	$13.65	$10.06	$14.41	$17.12

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	105

Statements of Operations

For the Period Ended June 30, 2020 (all amounts in thousands) (unaudited)

				Emerging
	International	Emerging	Emerging	Markets
	Small Cap	Markets	Markets	Small Cap
	Growth	Leaders	Growth	Growth
	Fund	Fund	Fund	Fund
Investment income
Dividends	$2,045	$1,836	$4,753	$1,377
Less foreign tax withheld	(183)	(209)	(562)	(117)
Interest	1	2	56	1
Total income	1,863	1,629	4,247	1,261
Expenses
Investment advisory fees	1,253	1,166	4,151	1,403
Distribution fees	4	2	9	4
Custodian fees	73	72	200	167
Transfer agent fees	12	6	17	29
Sub-transfer agent fees
Class N	2	1	3	3
Class I	70	14	35	59
Professional fees	40	39	82	97
Registration fees	29	31	31	29
Shareholder reporting fees	18	6	3	15
Trustee fees	14	10	32	12
Other expenses	7	7	16	8
Total expenses before expense limitation	1,522	1,354	4,579	1,826
Expenses waived or reimbursed by the Adviser
Class N	—	(2)	—	(5)
Class I	—	(37)	—	(106)
Class R6	—	(136)	—	(83)
Total expenses waived or reimbursed by the Adviser	—	(175)	—	(194)
Net expenses	1,522	1,179	4,579	1,632
Net investment income (loss)	341	450	(332)	(371)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	1,331	(9,096)	(14,889)	5,871
Foreign currency transactions	(30)	(123)	(951)	(238)
Total net realized gain (loss)	1,301	(9,219)	(15,840)	5,633
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(12,216)	(3,322)	51,053	(5,436)
Foreign currency translations	(13)	875	1,530	(19)
Change in net unrealized appreciation (depreciation)	(12,229)	(2,447)	52,583	(5,455)
Net increase (decrease) in net assets resulting from operations	$(10,587)	$(11,216)	$36,411	$(193)

See accompanying Notes to Financial Statements.

106	Semiannual Report	June 30, 2020

Statements of Changes in Net Assets

For the Period Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019 (all amounts in thousands)

	International						Emerging Markets
	Small Cap		Emerging Markets		Emerging Markets		Small Cap
	Growth Fund		Leaders Fund		Growth Fund		Growth Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$341	$2,537	$450	$1,416	$(332)	$9,209	$(371)	$848
Net realized gain (loss) on investments, and other assets and liabilities	1,301	(185)	(9,219)	5,825	(15,840)	42,250	5,633	(596)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(12,229)	92,376	(2,447)	48,207	52,583	143,459	(5,455)	51,198
Net increase (decrease) in net assets resulting from operations	(10,587)	94,728	(11,216)	55,448	36,411	194,918	(193)	51,450
Distributions to shareholders from
Class N	—	(3)	—	(11)	—	(311)	—	—
Class I	—	(460)	—	(393)	—	(3,046)	—	(236)
Class R6	—	(597)	—	(1,820)	—	(28,573)	—	(286)
Total distributions	—	(1,060)	—	(2,224)	—	(31,930)	—	(522)
Capital stock transactions
Proceeds from sale of shares	12,079	45,917	23,357	38,679	84,384	171,633	52,171	60,868
Shares issued in reinvestment of income dividends and capital gain distributions	—	969	—	2,206	—	26,669	—	465
Less cost of shares redeemed	(48,217)	(172,212)	(26,957)	(54,740)	(83,032)	(312,069)	(69,031)	(111,575)
Net increase (decrease) in net assets resulting from capital share transactions	(36,138)	(125,326)	(3,600)	(13,855)	1,352	(113,767)	(16,860)	(50,242)
Increase (decrease) in net assets	(46,725)	(31,658)	(14,816)	39,369	37,763	49,221	(17,053)	686
Net assets
Beginning of period	309,066	340,724	238,283	198,914	790,192	740,971	277,621	276,935
End of period	$262,341	$309,066	$223,467	$238,283	$827,955	$790,192	$260,568	$277,621

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	107

Statements of Assets and Liabilities

As of June 30, 2020 (dollar amounts in thousands) (unaudited)

			Low	Macro
	Bond	Income	Duration	Allocation
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$261,635	$51,444	$112,781	$516,329
Investments in securities, at value	$280,685	$53,021	$113,679	$543,162
Receivable for securities sold	—	—	—	15,512
Receivable for fund shares sold	1,222	166	3,290	276
Receivable from Adviser	19	7	12	10
Dividend and interest receivable	1,798	246	391	1,576
Unrealized appreciation on swap contracts	—	—	—	498
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,413
Total assets	283,724	53,440	117,372	562,447
Liabilities
Payable for futures variation margin	—	—	—	3,752
Payable for securities purchased	6,888	348	5,813	4,436
Payable for fund shares redeemed	416	88	67	494
Unrealized depreciation on swap contracts	—	—	—	657
Unrealized depreciation on forward foreign currency contracts	—	—	—	6,117
Management fee payable	67	16	23	370
Distribution fee payable	4	3	1	2
Distributions payable to shareholders	134	9	51	—
Other payables and accrued expenses	60	43	55	155
Total liabilities	7,569	507	6,010	15,983
Net assets	$276,155	$52,933	$111,362	$546,464
Capital
Composition of net assets
Paid in capital	$278,430	$58,088	$139,014	$744,653
Total distributable earnings (loss)	(2,275)	(5,155)	(27,652)	(198,189)
Net assets	$276,155	$52,933	$111,362	$546,464

Class N shares
Net assets	$30,598	$21,204	$7,192	$8,519
Shares outstanding	2,871,527	2,436,104	826,898	801,351
Net asset value per share	$10.66	$8.70	$8.70	$10.63
Class I shares
Net assets	$199,616	$31,659	$63,588	$248,277
Shares outstanding	18,932,705	3,661,908	7,316,160	23,500,815
Net asset value per share	$10.54	$8.65	$8.69	$10.56
Class R6 shares
Net assets	$45,941	$70	$40,582	$289,668
Shares outstanding	4,359,352	8,073	4,667,469	27,385,803
Net asset value per share	$10.54	$8.65	$8.69	$10.58

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2020

Statements of Operations

For the Period Ended June 30, 2020 (all amounts in thousands) (unaudited)

			Low	Macro
	Bond	Income	Duration	Allocation
	Fund	Fund	Fund	Fund
Investment income
Dividends	$—	$—	$—	$3,603
Interest	4,397	659	887	1,742
Total income	4,397	659	887	5,345
Expenses
Investment advisory fees	415	98	119	2,529
Distribution fees	23	15	2	13
Custodian fees	55	38	38	66
Transfer agent fees	36	5	3	127
Sub-transfer agent fees
Class N	21	14	1	8
Class I	86	7	7	142
Professional fees	27	20	18	51
Registration fees	32	28	29	26
Shareholder reporting fees	13	3	1	20
Trustee fees	14	2	4	41
Other expenses	7	5	5	70
Total expenses before expense limitation	729	235	227	3,093
Expenses waived or reimbursed by the Adviser
Class N	(17)	(22)	(3)	(3)
Class I	(66)	(19)	(35)	(10)
Class R6	(7)	—	(37)	—
Total expenses waived or reimbursed by the Adviser	(90)	(41)	(75)	(13)
Net expenses	639	194	152	3,080
Net investment income (loss)	3,758	465	735	2,265
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	170	21	(364)	(4,464)
Options	—	—	—	(6,041)
Futures contracts	—	—	—	9,318
Swaps	405	(34)	(56)	5,111
Forward foreign currency contracts	—	—	—	(9,183)
Foreign currency transactions	—	—	—	(1,272)
Total net realized gain (loss)	575	(13)	(420)	(6,531)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	6,351	1,168	1,163	(40,593)
Futures contracts	—	—	—	(373)
Swaps	626	—	—	(1,481)
Forward foreign currency contracts	—	—	—	(1,892)
Foreign currency translations	—	—	—	43
Change in net unrealized appreciation (depreciation)	6,977	1,168	1,163	(44,296)
Net increase (decrease) in net assets resulting from operations	$11,310	$1,620	$1,478	$(48,562)

See accompanying Notes to Financial Statements.

June 30, 2020	William Blair Funds	109

Statements of Changes in Net Assets

For the Period Ended June 30, 2020 (unaudited) and the Year Ended December 31, 2019 (all amounts in thousands)

					Low Duration		Macro Allocation
	Bond Fund		Income Fund		Fund		Fund
	2020	2019	2020	2019	2020	2019	2020	2019
Operations
Net investment income (loss)	$3,758	$11,304	$465	$1,286	$735	$2,273	$2,265	$10,006
Net realized gain (loss) on investments, and other assets and liabilities	575	5,641	(13)	98	(420)	(575)	(6,531)	(33,187)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	6,977	25,603	1,168	2,291	1,163	1,875	(44,296)	58,793
Net increase (decrease) in net assets resulting from operations	11,310	42,548	1,620	3,675	1,478	3,573	(48,562)	35,612
Distributions to shareholders from
Class N	(572)	(2,191)	(313)	(699)	(39)	(60)	—	(503)
Class I	(3,880)	(10,482)	(524)	(1,385)	(664)	(1,999)	—	(15,861)
Class R6	(857)	(2,442)	(1)	(1)	(641)	(1,674)	—	(16,522)
Total distributions	(5,309)	(15,115)	(838)	(2,085)	(1,344)	(3,733)	—	(32,886)
Capital stock transactions
Proceeds from sale of shares	34,241	80,419	8,429	17,977	40,452	14,009	58,225	222,795
Shares issued in reinvestment of income dividends and capital gain distributions	4,477	13,243	781	1,968	1,015	2,946	—	27,731
Less cost of shares redeemed	(50,699)	(261,506)	(8,402)	(27,407)	(6,754)	(45,646)	(213,999)	(424,270)
Net increase (decrease) in net assets resulting from capital share transactions	(11,981)	(167,844)	808	(7,462)	34,713	(28,691)	(155,774)	(173,744)
Increase (decrease) in net assets	(5,980)	(140,411)	1,590	(5,872)	34,847	(28,851)	(204,336)	(171,018)
Net assets
Beginning of period	282,135	422,546	51,343	57,215	76,515	105,366	750,800	921,818
End of period	$276,155	$282,135	$52,933	$51,343	$111,362	$76,515	$546,464	$750,800

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2020

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report, the Trust has the following twenty funds (the “Funds”) available for sale, each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

U.S. Equity Funds	Global Equity Fund	Fixed Income Funds
Growth	Global Leaders	Bond
Large Cap Growth		Income
Mid Cap Growth	International Equity Funds	Low Duration
Small-Mid Cap Core	International Leaders
Small-Mid Cap Growth	International Growth	Multi-Asset and Alternative Fund
Small-Mid Cap Value	Institutional International Growth	Macro Allocation
Small Cap Growth	International Small Cap Growth
Small Cap Value	Emerging Markets Leaders
Emerging Markets Growth
Emerging Markets Small Cap Growth

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Each Fund is comprised of Class N, Class I and Class R6 shares, except Small-Mid Cap Core Fund, which is comprised of Class I and Class R6 shares, and Institutional International Growth Fund, which does not offer multiple classes of shares.

Class N shares are available to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the U.S. Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class I shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, and asset-based fee advisory clients of William Blair. The minimum initial investment for a Class I account is $500,000, subject to certain exceptions. Class I shares do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and varies by Fund and class, as discussed below.

Class R6 shares are available to certain retirement and deferred compensation plans, clients of certain financial intermediaries, asset-based fee advisory clients of William Blair, and additional types of investors, provided that neither the investor nor the financial intermediary requires the Funds to make any type of servicing or administrative payment. The minimum initial investment for a Class R6 account is $1 million, subject to certain exceptions.

Shares of the Institutional International Growth Fund require a minimum initial investment of $5 million, subject to certain exceptions.

Class R6 shares and the Institutional International Growth Fund do not carry any sales load, distribution fees or sub-transfer agents fees. Class R6 shares of a Fund generally have lower ongoing expenses than the Fund’s Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts

June 30, 2020	William Blair Funds	111

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

U.S. Equity Funds	Long-term capital appreciation.
Global Equity Fund	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class-specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on June 30, 2020. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted, respectively, on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2020, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $1,684, $373 and $610, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

112	Semiannual Report	June 30, 2020

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December and/or January. The Small Cap Value Fund paid a distribution from capitals gains in March 2020. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities in the Statement of Operations.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the positions. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

June 30, 2020	William Blair Funds	113

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2020, were as follows (in thousands):

				Net
		Gross	Gross	Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Growth	$150,788	$102,027	$3,211	$98,816
Large Cap Growth	409,230	116,638	3,795	112,843
Mid Cap Growth	57,409	14,708	1,670	13,038
Small-Mid Cap Core	213,211	15,644	29,418	(13,774)
Small-Mid Cap Growth	2,279,923	594,822	63,096	531,726
Small-Mid Cap Value	1,297	(122)	4	(126)
Small Cap Growth	444,152	97,875	28,388	69,487
Small Cap Value	87,994	16,746	6,911	9,835
Global Leaders	65,145	32,800	935	31,865
International Leaders	519,860	160,926	18,795	142,131
International Growth	1,383,291	527,960	28,451	499,509
Institutional International Growth	1,152,408	422,652	22,464	400,188
International Small Cap Growth	216,688	54,244	9,651	44,593
Emerging Markets Leaders	181,107	51,651	10,452	41,199
Emerging Markets Growth	608,520	224,418	2,861	221,557
Emerging Markets Small Cap Growth	208,353	55,451	4,107	51,344
Bond	261,703	19,505	523	18,982
Income	51,453	1,614	46	1,568
Low Duration	112,781	1,254	356	898
Macro Allocation	512,815	33,305	3,700	29,605

As of December 31, 2019, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2019, and the capital loss carryforwards utilized by the Funds in 2019:

	Available Capital Loss Carryforwards			Capital Loss Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2019
Small-Mid Cap Core	$14	$—	$14	$—
International Growth	8,604	—	8,604	—
Institutional International Growth	33,252	—	33,252	—
International Small Cap Growth	15,355	—	15,355	—
Emerging Markets Small Cap Growth	46,476	—	46,476	—
Bond	10,477	9,850	20,327	1,720
Income	2,323	4,026	6,349	—
Low Duration	12,502	15,028	27,530	—
Macro Allocation	195,996	25,044	221,040	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2019. Qualified late year ordinary losses are comprised of losses related to swaps, foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2019.

114	Semiannual Report	June 30, 2020

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

As of December 31, 2019, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Net
Fund	Income	Capital
Small Cap Growth	$—	$600
Bond	432	—

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. Each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

June 30, 2020	William Blair Funds	115

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the period ended June 30, 2020, the Small-Mid Cap Growth, Global Leaders and Institutional International Growth Funds redeemed $20,321, $19,073 and $37,257 (in thousands), respectively, of Fund shares in-kind rather than with cash and recognized net realized gains of $6,220, $7,974 and $7,699 (in thousands), respectively, on the securities distributed to shareholders.

(3) Valuation

(a) Investment Valuation

The value of U.S. equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2020, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities, non-U.S. bonds and commercial paper are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase Agreements

Repurchase agreements are valued at cost, which approximates fair value. Repurchase agreements are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

As of June 30, 2020, the value of investments in securities and other financial instruments, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

		Large Cap	Mid Cap	Small-Mid
Investments in securities	Growth	Growth	Growth	Cap Core
Level 1—Quoted prices
Common Stocks	$247,720	$517,783	$68,678	$197,267
Level 2—Other significant observable inputs
Repurchase Agreements	1,884	4,290	1,769	2,170
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$249,604	$522,073	$70,447	$199,437

	Small-Mid	Small-Mid	Small Cap	Small Cap
Investments in securities	Cap Growth	Cap Value	Growth	Value
Level 1—Quoted prices
Common Stocks	$2,787,231	$1,171	$503,039	$95,701
Level 2—Other significant observable inputs
Repurchase Agreements	24,418	—	10,600	2,128
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$2,811,649	$1,171	$513,639	$97,829

	Global	International	International	Institutional International
Investments in securities	Leaders	Leaders	Growth	Growth
Level 1—Quoted prices
Common Stocks	$96,352	$659,128	$1,872,591	$1,546,053
Level 2—Other significant observable inputs
Common Stocks	—	—	2,850	2,342
Repurchase Agreements	658	2,863	7,359	4,201
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$97,010	$661,991	$1,882,800	$1,552,596

				Emerging
	International	Emerging	Emerging	Markets
	Small Cap	Markets	Markets	Small Cap
Investments in securities	Growth	Leaders	Growth	Growth
Level 1—Quoted prices
Common Stocks	$256,495	$211,933	$824,097	$252,945
Preferred Stocks	—	—	—	1,667
Level 2—Other significant observable inputs
Common Stocks	—	3,453	—	3,294
Repurchase Agreements	4,786	6,920	5,980	1,789
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	2
Total investments in securities	$261,281	$222,306	$830,077	$259,697

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

			Low	Macro
Investments in securities	Bond	Income	Duration	Allocation
Assets
Level 1—Quoted prices
Exchange-Traded Funds	$—	$—	$—	$354,856
Level 2—Other significant observable inputs
Asset-Backed Securities	4,066	1,370	9,922	—
Commercial Paper	—	350	4,800	—
Corporate Obligations	114,348	16,352	24,828	—
Foreign Government Bonds	—	—	—	18,104
Repurchase Agreements	2,159	119	1,111	15,297
U.S. Government and U.S. Government Agency	160,112	34,830	73,018	154,905
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted prices
None	—	—	—	—
Level 2—Other significant observable inputs
None	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$280,685	$53,021	$113,679	$543,162

Other financial instruments

Assets
Level 1—Quoted prices
Futures Contracts	$—	$—	$—	$1,710
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	1,413
Swaps	—	—	—	640
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted prices
Futures Contracts	—	—	—	(7,063)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(6,117)
Swaps	—	—	—	(1,110)
Level 3—Significant unobservable inputs
None	—	—	—	—
Total other financial instruments	$—	$—	$—	$(10,527)

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimate for the Level 3 security in the Emerging Markets Small Cap Growth Fund was determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching the fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained for the security, and analysis of the company’s performance and market trends that influence its performance. The Level 3 security represented 0.00% as a percentage of net assets in the Emerging Markets Small Cap Growth Fund. The change in net unrealized gain (loss) related to this security held at June 30, 2020 is included within change in net unrealized appreciation (depreciation) of investments in securities in the Statement of Operations.

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

U.S. Equity Funds
Growth	0.75%
Large Cap Growth	0.60%
Mid Cap Growth	0.90%
Small-Mid Cap Core	0.90%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value[2]	0.85%
Small Cap Growth	1.10%
Small Cap Value[3]	0.95%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	0.85%
International Equity Funds
International Leaders	0.85%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to May 1, 2020, the Small-Mid Cap Value Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2020, the management fee paid to the Adviser was reduced to 0.85%.
3	Prior to May 1, 2020, the Small Cap Value Fund paid a management fee at a rate of 1.10% of the Fund’s average daily net assets. Effective May 1, 2020, the management fee paid to the Adviser was reduced to 0.95%.

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2021. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional/Class R6
	Effective	Effective	Effective	Effective	Effective	Effective
	May 1, 2020	May 1, 2019	May 1, 2020	May 1, 2019	May 1, 2020	May 1, 2019
	through	through	through	through	through	through
	April 30,	April 30,	April 30,	April 30,	April 30,	April 30,
Fund	2021	2020	2021	2020	2021	2020
Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Large Cap Growth	0.90%	0.90%	0.65%	0.65%	0.60%	0.60%
Mid Cap Growth	1.20%	1.20%	0.95%	0.95%	0.90%	0.90%
Small-Mid Cap Core	N/A	N/A	0.95%	0.95%[1]	0.90%	0.90%[1]
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	1.05%	1.05%
Small-Mid Cap Value	1.15%	1.25%	0.90%	1.00%	0.85%	0.95%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	1.20%	1.20%
Small Cap Value	1.25%	1.50%	1.00%	1.25%	0.95%	1.20%
Global Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Leaders	1.15%	1.15%	0.90%	0.90%	0.85%	0.85%
International Growth	1.45%	1.45%	1.20%	1.20%	1.15%	1.15%
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Emerging Markets Leaders	1.40%	1.40%	1.15%	1.15%	1.10%	1.10%
Emerging Markets Growth	1.60%	1.60%	1.35%	1.35%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.55%	1.30%	1.30%	1.25%	1.25%
Bond	0.60%	0.60%	0.45%	0.45%	0.40%	0.40%
Income	0.85%	0.85%	0.70%	0.70%	0.65%	0.65%
Low Duration	0.55%	0.55%	0.40%	0.40%	0.35%	0.35%
Macro Allocation	1.25%	1.25%	1.00%	1.00%	0.95%	0.95%

1 Effective October 1, 2019 (Commencement of Operations).

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

The fee waivers and/or expense reimbursements received by each class are reported in the Statements of Operations.

With respect to the Small-Mid Cap Core Fund, the Adviser is entitled to recoupment of previously waived fees and reimbursed expenses for a period of three years subsequent to October 1, 2019 (Commencement of Operations) to the extent that such recoupment does not cause the fund’s annual operating expenses (after the recoupment is taken into account) to exceed both (1) the expense limit in place when such amounts were waived or reimbursed and (2) the fund’s current expense limitation.

(b) Underwriting and Distribution Services Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Small-Mid Cap Core and Institutional International Growth Funds, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and short-term securities, for the period ended June 30, 2020, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$60,965	$84,213
Large Cap Growth	253,800	81,944
Mid Cap Growth	17,779	20,068
Small-Mid Cap Core	299,866	83,633
Small-Mid Cap Growth	847,718	911,534
Small-Mid Cap Value	6,846	9,663
Small Cap Growth	201,878	321,735
Small Cap Value	52,891	77,946
Global Leaders	27,737	85,686
International Leaders	157,328	119,958
International Growth	375,739	571,347
Institutional International Growth	376,648	652,062
International Small Cap Growth	89,660	127,185
Emerging Markets Leaders	49,149	55,036
Emerging Markets Growth	349,450	340,919
Emerging Markets Small Cap Growth	176,416	193,372
Bond	131,044	126,324
Income	19,690	22,724
Low Duration	71,412	64,020
Macro Allocation	72,110	189,249

Investment transactions in U.S. government securities, excluding short-term securities, for the period ended June 30, 2020, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$5,834	$5,424
Income	1,719	—
Low Duration	3,900	—
Macro Allocation	—	—

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of June 30, 2020, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2020.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured

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Notes to Financial Statements (information as of June 30, 2020 is unaudited)

variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2020, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps(1)	142	Payable for variation margin on centrally cleared swaps(1)	—
Currency	Unrealized appreciation on forward currency contracts	1,413	Unrealized depreciation on forward currency contracts	6,117
Equity	Receivable for variation margin on futures(1)	1,710	Payable for variation margin on futures(1)	6,555
Equity	Unrealized appreciation on swap contracts	267	Unrealized depreciation on swap contracts	628
Interest rate	Unrealized appreciation on swap contracts	231	Unrealized depreciation on swap contracts	29
Interest rate	Receivable for variation margin on futures(1)	—	Payable for variation margin on futures(1)	508
Interest rate	Receivable for variation margin on centrally cleared swaps(1)	—	Payable for variation margin on centrally cleared swaps(1)	453

(1)	The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Receivable/payable for variation margin on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Statement of Assets and Liabilities represents the current day’s variation margin.

June 30, 2020	William Blair Funds	125

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the period ended June 30, 2020 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Small-Mid Cap Core
Equity	Futures contracts	$45	Futures contracts	$—
Bond
Credit	Swaps	405	Swaps	626
Income
Credit	Swaps	(34)	Swaps	—
Low Duration
Credit	Swaps	(56)	Swaps	—
Macro Allocation
Credit	Swaps	(175)	Swaps	32
Currency	Forward foreign currency contracts	(9,183)	Forward foreign currency contracts	(1,892)
Equity	Futures contracts	5,648	Futures contracts	(657)
Equity	Options	(6,041)	Options	—
Equity	Swaps	1,246	Swaps	(1,409)
Interest rate	Futures contracts	3,670	Futures contracts	284
Interest rate	Swaps	4,040	Swaps	(104)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at June 30, 2020 (in thousands):

	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$1,413	$—	$1,413	$(6,117)	$(83)	$(6,200)	$(4,787)	$4,765	$(22)
Credit Suisse	—	498	498	—	(574)	(574)	(76)	76	—
	$1,413	$498	$1,911	$(6,117)	$(657)	$(6,774)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Credit Suisse, the table does not include collateral pledged in the amount of $2,590 (in thousands) that is necessary to cover initial margin requirements on OTC swap contracts.

126	Semiannual Report	June 30, 2020

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2020 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$872	$—	$4,529	$(3,657)	95	—	499	(404)
Large Cap Growth	80,476	—	26,094	54,382	5,309	—	1,751	3,558
Mid Cap Growth	332	—	733	(401)	38	—	73	(35)
Small-Mid Cap Growth	33,030	—	89,626	(56,596)	1,433	—	3,894	(2,461)
Small-Mid Cap Value	34	—	120	(86)	5	—	14	(9)
Small Cap Growth	20,100	—	49,558	(29,458)	840	—	2,088	(1,248)
Small Cap Value	788	2,060	3,241	(393)	75	172	287	(40)
Global Leaders	384	—	586	(202)	27	—	43	(16)
International Leaders	2,513	—	5,224	(2,711)	142	—	305	(163)
International Growth	29,264	—	250,059	(220,795)	1,248	—	10,100	(8,852)
International Small Cap Growth	139	—	923	(784)	9	—	85	(76)
Emerging Markets Leaders	2,603	—	2,955	(352)	273	—	311	(38)
Emerging Markets Growth	1,348	—	1,395	(47)	113	—	122	(9)
Emerging Markets Small Cap Growth	45	—	654	(609)	2	—	47	(45)
Bond	6,106	566	8,777	(2,105)	586	54	859	(219)
Income	4,347	307	3,427	1,227	505	36	398	143
Low Duration	6,270	36	631	5,675	721	4	72	653
Macro Allocation	452	—	4,815	(4,363)	40	—	439	(399)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$7,796	$—	$27,121	$(19,325)	716	—	2,427	(1,711)
Large Cap Growth	146,890	—	30,251	116,639	9,030	—	1,913	7,117
Mid Cap Growth	6,160	—	7,428	(1,268)	555	—	668	(113)
Small-Mid Cap Core	263,449	—	46,248	217,201	24,720	—	4,590	20,130
Small-Mid Cap Growth	353,299	—	417,873	(64,574)	13,865	—	17,088	(3,223)
Small-Mid Cap Value	3,013	—	5,985	(2,972)	291	—	828	(537)
Small Cap Growth	30,327	—	117,026	(86,699)	1,112	—	4,409	(3,297)
Small Cap Value	9,850	25,167	37,316	(2,299)	851	2,013	3,375	(511)
Global Leaders	7,698	—	37,865	(30,167)	606	—	2,595	(1,989)
International Leaders	44,397	—	36,738	7,659	2,699	—	2,246	453
International Growth	237,171	—	227,590	9,581	9,408	—	8,322	1,086
International Small Cap Growth	11,033	—	20,625	(9,592)	899	—	1,775	(876)
Emerging Markets Leaders	7,977	—	7,217	760	815	—	801	14
Emerging Markets Growth	6,439	—	6,810	(371)	521	—	561	(40)
Emerging Markets Small Cap Growth	11,520	—	30,534	(19,014)	751	—	2,026	(1,275)
Bond	26,138	3,054	40,308	(11,116)	2,522	294	3,910	(1,094)
Income	4,066	473	4,975	(436)	475	55	582	(52)
Low Duration	27,603	650	2,877	25,376	3,175	75	332	2,918
Macro Allocation	32,429	—	120,741	(88,312)	2,953	—	11,075	(8,122)

June 30, 2020	William Blair Funds	127

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

	Institutional/Class R6
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$536	$—	$—	$536	50	—	—	50
Large Cap Growth	791	—	30	761	48	—	2	46
Mid Cap Growth	23	—	—	23	2	—	—	2
Small-Mid Cap Core	670	—	39	631	75	—	5	70
Small-Mid Cap Growth	34,051	—	1,645	32,406	1,285	—	67	1,218
Small-Mid Cap Value	117	—	—	117	12	—	—	12
Small Cap Growth	6,121	—	5,855	266	209	—	210	(1)
Small Cap Value	133	101	15	219	10	8	2	16
Global Leaders	2,458	—	50,699	(48,241)	190	—	3,335	(3,145)
International Leaders	43,249	—	30,304	12,945	2,554	—	1,949	605
International Growth	1,984	—	6,069	(4,085)	69	—	239	(170)
Institutional International Growth	101,823	—	447,714	(345,891)	6,520	—	27,169	(20,649)
International Small Cap Growth	907	—	26,669	(25,762)	76	—	1,900	(1,824)
Emerging Markets Leaders	12,777	—	16,785	(4,008)	1,337	—	1,758	(421)
Emerging Markets Growth	76,597	—	74,827	1,770	6,461	—	5,659	802
Emerging Markets Small Cap Growth	40,606	—	37,843	2,763	2,562	—	2,428	134
Bond	1,997	857	1,614	1,240	193	82	156	119
Income	16	1	—	17	2	—	—	2
Low Duration	6,579	329	3,246	3,662	757	38	373	422
Macro Allocation	25,344	—	88,443	(63,099)	2,259	—	8,165	(5,906)

		Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$9,204	$—	$31,650	$(22,446)	861	—	2,926	(2,065)
Large Cap Growth	228,157	—	56,375	171,782	14,387	—	3,666	10,721
Mid Cap Growth	6,515	—	8,161	(1,646)	595	—	741	(146)
Small-Mid Cap Core	264,119	—	46,287	217,832	24,795	—	4,595	20,200
Small-Mid Cap Growth	420,380	—	509,144	(88,764)	16,583	—	21,049	(4,466)
Small-Mid Cap Value	3,164	—	6,105	(2,941)	308	—	842	(534)
Small Cap Growth	56,548	—	172,439	(115,891)	2,161	—	6,707	(4,546)
Small Cap Value	10,771	27,328	40,572	(2,473)	936	2,193	3,664	(535)
Global Leaders	10,540	—	89,150	(78,610)	823	—	5,973	(5,150)
International Leaders	90,159	—	72,266	17,893	5,395	—	4,500	895
International Growth	268,419	—	483,718	(215,299)	10,725	—	18,661	(7,936)
Institutional International Growth	101,823	—	447,714	(345,891)	6,520	—	27,169	(20,649)
International Small Cap Growth	12,079	—	48,217	(36,138)	984	—	3,760	(2,776)
Emerging Markets Leaders	23,357	—	26,957	(3,600)	2,425	—	2,870	(445)
Emerging Markets Growth	84,384	—	83,032	1,352	7,095	—	6,342	753
Emerging Markets Small Cap Growth	52,171	—	69,031	(16,860)	3,315	—	4,501	(1,186)
Bond	34,241	4,477	50,699	(11,981)	3,301	430	4,925	(1,194)
Income	8,429	781	8,402	808	982	91	980	93
Low Duration	40,452	1,015	6,754	34,713	4,653	117	777	3,993
Macro Allocation	58,225	—	213,999	(155,774)	5,252	—	19,679	(14,427)

128	Semiannual Report	June 30, 2020

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2019 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$4,699	$3,142	$21,051	$(13,210)	512	339	2,242	(1,391)
Large Cap Growth	33,843	3,913	25,920	11,836	2,320	263	1,756	827
Mid Cap Growth	476	431	1,578	(671)	43	40	143	(60)
Small-Mid Cap Growth	74,019	23,898	268,742	(170,825)	2,970	946	11,034	(7,118)
Small-Mid Cap Value	102	6	76	32	10	—	7	3
Small Cap Growth	57,125	4,113	83,288	(22,050)	2,151	150	3,066	(765)
Small Cap Value	2,377	495	9,131	(6,259)	138	29	531	(364)
Global Leaders	953	98	1,463	(412)	72	7	112	(33)
International Leaders	2,342	37	2,610	(231)	145	2	161	(14)
International Growth	44,662	5,263	133,868	(83,943)	1,723	183	5,050	(3,144)
International Small Cap Growth	76	3	908	(829)	7	—	75	(68)
Emerging Markets Leaders	3,645	11	4,555	(899)	388	1	483	(94)
Emerging Markets Growth	1,739	300	2,909	(870)	142	23	231	(66)
Emerging Markets Small Cap Growth	561	—	6,536	(5,975)	37	—	440	(403)
Bond	13,853	2,166	58,587	(42,568)	1,355	212	5,682	(4,115)
Income	2,090	686	6,085	(3,309)	245	80	714	(389)
Low Duration	613	53	809	(143)	70	6	93	(17)
Macro Allocation	6,932	489	37,706	(30,285)	607	43	3,261	(2,611)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$16,720	$17,115	$41,128	$(7,293)	1,519	1,552	3,712	(641)
Large Cap Growth	87,517	9,125	36,804	59,838	5,611	578	2,424	3,765
Mid Cap Growth	9,653	5,374	11,067	3,960	818	460	945	333
Small-Mid Cap Core (a)	1,600	1	1	1,600	155	—	—	155
Small-Mid Cap Growth	722,356	166,901	775,495	113,762	27,182	6,225	29,057	4,350
Small-Mid Cap Value	6,397	130	1,342	5,185	589	12	125	476
Small Cap Growth	137,860	8,577	216,223	(69,786)	4,617	278	7,091	(2,196)
Small Cap Value	47,012	14,487	449,289	(387,790)	2,655	811	25,120	(21,654)
Global Leaders	13,378	1,486	9,732	5,132	983	102	710	375
International Leaders	93,939	938	21,157	73,720	5,758	53	1,312	4,499
International Growth	187,914	18,095	720,429	(514,420)	7,104	614	26,516	(18,798)
International Small Cap Growth	37,548	370	104,497	(66,579)	3,181	27	8,815	(5,607)
Emerging Markets Leaders	11,138	376	10,689	825	1,144	37	1,102	79
Emerging Markets Growth	6,749	2,839	31,465	(21,877)	529	211	2,480	(1,740)
Emerging Markets Small Cap Growth	34,235	217	89,550	(55,098)	2,330	13	5,987	(3,644)
Bond	63,530	8,645	165,844	(93,669)	6,285	855	16,289	(9,149)
Income	15,837	1,281	21,322	(4,204)	1,889	151	2,517	(477)
Low Duration	5,864	1,972	25,726	(17,890)	673	226	2,953	(2,054)
Macro Allocation	95,661	13,901	238,819	(129,257)	8,287	1,233	20,648	(11,128)

June 30, 2020	William Blair Funds	129

Notes to Financial Statements (information as of June 30, 2020 is unaudited)

						Institutional/Class R6
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth (b)	$253	$17	$50	$220	21	2	4	19
Large Cap Growth (b)	1,614	96	103	1,607	98	6	6	98
Mid Cap Growth	185	12	50	147	15	1	4	12
Small-Mid Cap Core (a)	4,638	3	23	4,618	464	—	2	462
Small-Mid Cap Growth (b)	39,365	2,655	1,015	41,005	1,417	99	36	1,480
Small-Mid Cap Value (b)	569	3	395	177	52	—	37	15
Small Cap Growth (b)	70,364	1,345	6,230	65,479	2,272	44	202	2,114
Small Cap Value (b)	594	16	95	515	32	1	5	28
Global Leaders	2,233	657	54,453	(51,563)	167	45	3,935	(3,723)
International Leaders	54,037	2,274	25,678	30,633	3,363	129	1,540	1,952
International Growth (b)	57,826	819	2,257	56,388	2,087	28	77	2,038
Institutional International Growth	192,878	17,852	574,855	(364,125)	12,482	1,060	37,590	(24,048)
International Small Cap Growth	8,293	596	66,807	(57,918)	690	44	5,534	(4,800)
Emerging Markets Leaders	23,896	1,819	39,496	(13,781)	2,519	179	4,094	(1,396)
Emerging Markets Growth	163,145	23,530	277,695	(91,020)	12,739	1,737	21,289	(6,813)
Emerging Markets Small Cap Growth	26,072	248	15,489	10,831	1,756	15	1,035	736
Bond	3,036	2,432	37,075	(31,607)	304	241	3,654	(3,109)
Income (b)	50	1	—	51	6	—	—	6
Low Duration	7,532	921	19,111	(10,658)	863	106	2,191	(1,222)
Macro Allocation	120,202	13,341	147,745	(14,202)	10,415	1,183	12,734	(1,136)

		Net Change in Net Assets Relating to Fund Share Activity
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$21,672	$20,274	$62,229	$(20,283)	2,052	1,893	5,958	(2,013)
Large Cap Growth	122,974	13,134	62,827	73,281	8,029	847	4,186	4,690
Mid Cap Growth	10,314	5,817	12,695	3,436	876	501	1,092	285
Small-Mid Cap Core (a)	6,238	4	24	6,218	619	—	2	617
Small-Mid Cap Growth	835,740	193,454	1,045,252	(16,058)	31,569	7,270	40,127	(1,288)
Small-Mid Cap Value	7,068	139	1,813	5,394	651	12	169	494
Small Cap Growth	265,349	14,035	305,741	(26,357)	9,040	472	10,359	(847)
Small Cap Value	49,983	14,998	458,515	(393,534)	2,825	841	25,656	(21,990)
Global Leaders	16,564	2,241	65,648	(46,843)	1,222	154	4,757	(3,381)
International Leaders	150,318	3,249	49,445	104,122	9,266	184	3,013	6,437
International Growth	290,402	24,177	856,554	(541,975)	10,914	825	31,643	(19,904)
Institutional International Growth	192,878	17,852	574,855	(364,125)	12,482	1,060	37,590	(24,048)
International Small Cap Growth	45,917	969	172,212	(125,326)	3,878	71	14,424	(10,475)
Emerging Markets Leaders	38,679	2,206	54,740	(13,855)	4,051	217	5,679	(1,411)
Emerging Markets Growth	171,633	26,669	312,069	(113,767)	13,410	1,971	24,000	(8,619)
Emerging Markets Small Cap Growth	60,868	465	111,575	(50,242)	4,123	28	7,462	(3,311)
Bond	80,419	13,243	261,506	(167,844)	7,944	1,308	25,625	(16,373)
Income	17,977	1,968	27,407	(7,462)	2,140	231	3,231	(860)
Low Duration	14,009	2,946	45,646	(28,691)	1,606	338	5,237	(3,293)
Macro Allocation	222,795	27,731	424,270	(173,744)	19,309	2,459	36,643	(14,875)

(a)	For the period from October 1, 2019 (Commencement of Operations) to December 31, 2019.
(b)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

130	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.45	$7.91	$10.27	$11.41	$12.52	$13.55
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.04)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.75	2.54	0.75	2.78	(0.08)	0.75
Total from investment operations	0.73	2.51	0.71	2.76	(0.10)	0.71
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.97	3.07	3.90	1.01	1.74
Total distributions	—	0.97	3.07	3.90	1.01	1.74
Net asset value, end of year	$10.18	$9.45	$7.91	$10.27	$11.41	$12.52
Total return (%)*	7.72	31.97	5.10	24.35	(0.98)	5.31
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.28	1.24	1.22	1.20	1.21	1.19
Expenses, net of waivers and reimbursements	1.20	1.20	1.20	1.20	1.21	1.19
Net investment income (loss), before waivers and reimbursements	(0.46)	(0.35)	(0.36)	(0.14)	(0.15)	(0.29)
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.31)	(0.34)	(0.14)	(0.15)	(0.29)
Class N net assets at the end of the year (in thousands)	$31,139	$32,710	$38,370	$34,886	$62,936	$149,754
Portfolio turnover rate (%)*	26	39	46	38	79	78

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.25	$9.25	$11.51	$12.39	$13.50	$14.43
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.00)^	(0.01)	0.02	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.90	2.97	0.82	3.02	(0.10)	0.80
Total from investment operations	0.89	2.97	0.81	3.04	(0.07)	0.81
Less distributions from:
Net investment income	—	—	0.00 ^	0.02	0.03	—
Net realized gain	—	0.97	3.07	3.90	1.01	1.74
Total distributions	—	0.97	3.07	3.92	1.04	1.74
Net asset value, end of year	12.14	$11.25	$9.25	$11.51	$12.39	$13.50
Total return (%)*	7.91	32.32	5.42	24.64	(0.69)	5.69
Ratios to average daily net assets (%)**:
Expenses	0.94	0.92	0.91	0.92	0.90	0.89
Net investment income (loss)	(0.13)	(0.03)	(0.06)	0.12	0.20	0.06
Class I net assets at the end of the year (in thousands)	$217,361	$220,660	$187,306	$318,848	$514,870	$696,744
Portfolio turnover rate (%)*	26	39	46	38	79	78

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	131

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class R6
	Period Ended June 30,		Period Ended December 31,
	2020		2019(a)
Net asset value, beginning of year	$11.26		$11.06
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)^	(0.00	)^
Net realized and unrealized gain (loss) on investments	0.90		1.17
Total from investment operations	0.90		1.17
Less distributions from:
Net investment income	—		—
Net realized gain	—		0.97
Total distributions	—		0.97
Net asset value, end of year	$12.16		$11.26
Total return (%)*	7.99		10.75
Ratios to average daily net assets (%)**:
Expenses	0.88		0.88
Net investment income (loss)		(0.06)		(0.06)
Class R6 net assets at the end of the year (in thousands)	$833		$217
Portfolio turnover rate (%)*	26		39

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

132	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019		2018	2017	2016	2015
Net asset value, beginning of year	$15.27	$11.99		$13.35	$10.26	$10.15	$10.46
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.00	^	(0.02)	(0.02)	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	1.46	4.29		0.81	3.19	0.18	0.75
Total from investment operations	1.47	4.29		0.79	3.17	0.20	0.73
Less distributions from:
Net investment income	—	0.01		—	—	0.01	—
Net realized gain	—	1.00		2.15	0.08	0.08	1.04
Total distributions	—	1.01		2.15	0.08	0.09	1.04
Net asset value, end of year	$16.74	$15.27		$11.99	$13.35	$10.26	$10.15
Total return (%)*	9.63	36.00		4.96	30.88	1.97	7.04
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.04	1.12		1.21	1.19	1.23	1.28
Expenses, net of waivers and reimbursements	0.90	0.95		1.05	1.05	1.05	1.07
Net investment income (loss), before waivers and reimbursements	(0.02)	(0.14)		(0.33)	(0.27)	(0.01)	(0.43)
Net investment income (loss), net of waivers and reimbursements	0.12	0.03		(0.17)	(0.13)	0.17	(0.22)
Class N net assets at the end of the year (in thousands)	$131,166	$65,314		$41,361	$25,604	$11,860	$10,443
Portfolio turnover rate (%)*	21	37		47	29	44	38

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019		2018	2017	2016	2015
Net asset value, beginning of year	$16.19	$12.66		$13.97	$10.70	$10.58	$10.84
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04		0.01	0.02	0.04	(0.00)^
Net realized and unrealized gain (loss) on investments	1.55	4.54		0.85	3.33	0.19	0.78
Total from investment operations	1.58	4.58		0.86	3.35	0.23	0.78
Less distributions from:
Net investment income	—	0.05		0.02	—	0.03	—
Net realized gain	—	1.00		2.15	0.08	0.08	1.04
Total distributions	—	1.05		2.17	0.08	0.11	1.04
Net asset value, end of year	$17.77	$16.19		$12.66	$13.97	$10.70	$10.58
Total return (%)*	9.76	36.35		5.21	31.29	2.22	7.26
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.75	0.81		0.90	0.90	0.91	0.95
Expenses, net of waivers and reimbursements	0.65	0.70		0.80	0.80	0.80	0.82
Net investment income (loss), before waivers and reimbursements	0.28	0.16		(0.01)	0.03	0.30	(0.10)
Net investment income (loss), net of waivers and reimbursements	0.38	0.27		0.09	0.13	0.41	0.03
Class I net assets at the end of the year (in thousands)	$386,509	$236,930		$137,599	$177,959	$110,475	$59,038
Portfolio turnover rate (%)*	21	37		47	29	44	38

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	133

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$16.17	$15.12
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.56	2.07
Total from investment operations	1.59	2.11
Less distributions from:
Net investment income	—	0.06
Net realized gain	—	1.00
Total distributions	—	1.06
Net asset value, end of year	$17.76	$16.17
Total return (%)*	9.83	14.13
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.68	0.71
Expenses, net of waivers and reimbursements	0.60	0.60
Net investment income (loss), before waivers and reimbursements	0.34	0.22
Net investment income (loss), net of waivers and reimbursements	0.42	0.33
Class R6 net assets at the end of the year (in thousands)	$2,560	$1,590
Portfolio turnover rate (%)*	21	37

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

134	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.99	$8.87	$10.92	$10.69	$11.28	$14.20
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.06)	(0.08)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.12)	3.22	0.03	2.29	0.09	0.04
Total from investment operations	(0.15)	3.17	(0.03)	2.21	0.03	(0.05)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.05	2.02	1.98	0.62	2.87
Total distributions	—	1.05	2.02	1.98	0.62	2.87
Net asset value, end of year	$10.84	$10.99	$8.87	$10.92	$10.69	$11.28
Total return (%)*	(1.36)	36.02	(1.20)	20.88	0.23	(0.20)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.55	1.51	1.57	1.49	1.45	1.43
Expenses, net of waivers and reimbursements	1.20	1.20	1.23	1.30	1.30	1.32
Net investment income (loss), before waivers and reimbursements	(0.99)	(0.79)	(0.85)	(0.84)	(0.68)	(0.76)
Net investment income (loss), net of waivers and reimbursements	(0.64)	(0.48)	(0.51)	(0.65)	(0.53)	(0.65)
Class N net assets at the end of the year (in thousands)	$5,003	$5,465	$4,944	$6,166	$16,234	$25,105
Portfolio turnover rate (%)*	27	43	58	59	60	65

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.93	$9.55	$11.57	$11.20	$11.76	$14.65
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.03)	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.12)	3.46	0.03	2.40	0.09	0.04
Total from investment operations	(0.14)	3.43	—	2.35	0.06	(0.02)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.05	2.02	1.98	0.62	2.87
Total distributions	—	1.05	2.02	1.98	0.62	2.87
Net asset value, end of year	$11.79	$11.93	$9.55	$11.57	$11.20	$11.76
Total return (%)*	(1.17)	36.17	(0.86)	21.18	0.48	0.00
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.31	1.28	1.31	1.23	1.18	1.14
Expenses, net of waivers and reimbursements	0.95	0.95	0.98	1.05	1.05	1.07
Net investment income (loss), before waivers and reimbursements	(0.74)	(0.56)	(0.58)	(0.58)	(0.39)	(0.48)
Net investment income (loss), net of waivers and reimbursements	(0.38)	(0.23)	(0.25)	(0.40)	(0.26)	(0.41)
Class I net assets at the end of the year (in thousands)	$65,781	$67,936	$51,173	$71,369	$119,424	$174,617
Portfolio turnover rate (%)*	27	43	58	59	60	65

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	135

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class R6
	(unaudited)
	Period Ended	Period Ended
	June 30,	December 31,
	2020	2019(a)
Net asset value, beginning of year	$11.94	$11.93
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.12)	1.07
Total from investment operations	(0.14)	1.06
Less distributions from:
Net investment income	—	—
Net realized gain	—	1.05
Total distributions	—	1.05
Net asset value, end of year	$11.80	$11.94
Total return (%)*	(1.17)	9.10
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.18	1.14
Expenses, net of waivers and reimbursements	0.90	0.90
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.17)
Class R6 net assets at the end of the year (in thousands)	$164	$145
Portfolio turnover rate (%)*	27	43

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

136	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Core Fund

	Class I
	(unaudited)
	Period Ended	Period Ended
	June 30,	December 31,
	2020	2019(a)
Net asset value, beginning of year	$10.68	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.02
Net realized and unrealized gain (loss) on investments	(1.12)	0.67
Total from investment operations	(1.12)	0.69
Less distributions from:
Net investment income	—	0.01
Net realized gain	—	—
Total distributions	—	0.01
Net asset value, end of year	$9.56	$10.68
Total return (%)*	(10.49)	6.87
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.14	3.92
Expenses, net of waivers and reimbursements	0.95	0.95
Net investment income (loss), before waivers and reimbursements	(0.11)	(2.23)
Net investment income (loss), net of waivers and reimbursements	0.08	0.74
Class N net assets at the end of the year (in thousands)	$194,012	$1,655
Portfolio turnover rate (%)*	48	12

	Class R6
	(unaudited)
	Period Ended	Period Ended
	June 30,	December 31,
	2020	2019(a)
Net asset value, beginning of year	$10.68	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(1.12)	0.68
Total from investment operations	(1.11)	0.69
Less distributions from:
Net investment income	—	0.01
Net realized gain	—	—
Total distributions	—	0.01
Net asset value, end of year	$9.57	$10.68
Total return (%)*	(10.39)	6.88
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	3.92
Expenses, net of waivers and reimbursements	0.90	0.90
Net investment income (loss), before waivers and reimbursements	0.04	(2.71)
Net investment income (loss), net of waivers and reimbursements	0.15	0.31
Class I net assets at the end of the year (in thousands)	$5,086	$4,933
Portfolio turnover rate (%)*	48	12

(a)	For the period from October 1, 2019 (commencement of operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	137

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$25.41	$20.97	$23.36	$19.20	$18.53	$18.72
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.20)	(0.18)	(0.16)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	0.27	6.56	(0.25)	5.62	1.29	0.93
Total from investment operations	0.17	6.36	(0.43)	5.46	1.20	0.83
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.92	1.96	1.30	0.53	1.02
Total distributions	—	1.92	1.96	1.30	0.53	1.02
Net asset value, end of year	$25.58	$25.41	$20.97	$23.36	$19.20	$18.53
Total return (%)*	0.67	30.41	(2.29)	28.57	6.45	4.47
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.46	1.43	1.44	1.43	1.43	1.42
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.97)	(0.88)	(0.81)	(0.82)	(0.59)	(0.58)
Net investment income (loss), net of waivers and reimbursements	(0.86)	(0.80)	(0.72)	(0.74)	(0.51)	(0.51)
Class N net assets at the end of the year (in thousands)	$273,268	$334,017	$424,865	$228,828	$171,638	$169,595
Portfolio turnover rate (%)*	31	56	46	64	66	44

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.99	$22.12	$24.48	$20.02	$19.25	$19.36
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.14)	(0.12)	(0.11)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	0.29	6.93	(0.28)	5.87	1.35	0.97
Total from investment operations	0.21	6.79	(0.40)	5.76	1.30	0.91
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.92	1.96	1.30	0.53	1.02
Total distributions	—	1.92	1.96	1.30	0.53	1.02
Net asset value, end of year	$27.20	$26.99	$22.12	$24.48	$20.02	$19.25
Total return (%)*	0.78	30.77	(2.06)	28.90	6.72	4.74
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.17	1.16	1.16	1.16	1.16	1.15
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.67)	(0.59)	(0.53)	(0.55)	(0.34)	(0.33)
Net investment income (loss), net of waivers and reimbursements	(0.60)	(0.53)	(0.47)	(0.49)	(0.28)	(0.28)
Class I net assets at the end of the year (in thousands)	$2,464,057	$2,531,823	$1,979,105	$1,576,180	$1,090,939	$1,019,544
Portfolio turnover rate (%)*	31	56	46	64	66	44

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

138	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class R6
	(unaudited)
	Period Ended	Period Ended
	June 30,	December 31,
	2020	2019(a)
Net asset value, beginning of year	$27.01	$26.76
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	0.29	2.26
Total from investment operations	0.22	2.17
Less distributions from:
Net investment income	—	—
Net realized gain	—	1.92
Total distributions	—	1.92
Net asset value, end of year	$27.23	$27.01
Total return (%)*	0.81	8.17
Ratios to average daily net assets (%)**:
Expenses	1.05	1.05
Net investment income (loss)	(0.53)	(0.46)
Class R6 net assets at the end of the year (in thousands)	$73,475	$39,974
Portfolio turnover rate (%)*	31	56

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	139

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

						Class N
	(unaudited) Period Ended June 30,			Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.22	$9.31	$14.31	$14.53	$12.54	$13.63
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.10	0.09	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments	(2.74)	2.00	(2.08)	1.33	2.55	(0.47)
Total from investment operations	(2.68)	2.10	(1.99)	1.37	2.59	(0.43)
Less distributions from:
Net investment income	—	0.03	0.03	0.02	0.01	0.01
Net realized gain	—	0.16	2.98	1.57	0.59	0.65
Total distributions	—	0.19	3.01	1.59	0.60	0.66
Net asset value, end of year	$8.54	$11.22	$9.31	$14.31	$14.53	$12.54
Total return (%)*	(23.89)	22.77	(15.32)	9.59	20.69	(3.13)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	5.52	6.76	6.88	4.83	4.15	3.93
Expenses, net of waivers and reimbursements	1.22	1.25	1.28	1.35	1.35	1.37
Net investment income (loss), before waivers and reimbursements	(2.89)	(4.59)	(4.97)	(3.21)	(2.51)	(2.29)
Net investment income (loss), net of waivers and reimbursements	1.41	0.92	0.63	0.27	0.29	0.27
Class N net assets at the end of the year (in thousands)	$161	$315	$234	$284	$267	$855
Portfolio turnover rate (%)*	142	107	104	70	45	35

						Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.13	$9.23	$14.24	$14.47	$12.54	$13.63
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.14	0.11	0.07	0.08	0.07
Net realized and unrealized gain (loss) on investments	(2.69)	1.98	(2.06)	1.33	2.55	(0.47)
Total from investment operations	(2.62)	2.12	(1.95)	1.40	2.63	(0.40)
Less distributions from:
Net investment income	—	0.06	0.08	0.06	0.11	0.04
Net realized gain	—	0.16	2.98	1.57	0.59	0.65
Total distributions	—	0.22	3.06	1.63	0.70	0.69
Net asset value, end of year	$8.51	$11.13	$9.23	$14.24	$14.47	$12.54
Total return (%)*	(23.63)	23.00	(15.03)	9.84	21.00	(2.86)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	5.21	6.45	6.54	4.55	3.92	3.72
Expenses, net of waivers and reimbursements	0.97	1.00	1.03	1.10	1.10	1.12
Net investment income (loss), before waivers and reimbursements	(2.74)	(4.13)	(4.69)	(2.94)	(2.20)	(2.08)
Net investment income (loss), net of waivers and reimbursements	1.50	1.32	0.82	0.51	0.62	0.52
Class I net assets at the end of the year (in thousands)	$814	$7,042	$1,445	$3,359	$3,186	$3,220
Portfolio turnover rate (%)*	142	107	104	70	45	35

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

140	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$11.13	$10.93
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11
Net realized and unrealized gain (loss) on investments	(2.72)	0.31
Total from investment operations	(2.64)	0.42
Less distributions from:
Net investment income	—	0.06
Net realized gain	—	0.16
Total distributions	—	0.22
Net asset value, end of year	$8.49	$11.13
Total Return (%)*	(23.81)	3.89
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	5.11	4.85
Expenses, net of waivers and reimbursements	0.92	0.95
Net investment income (loss), before waivers and reimbursements	(2.34)	(2.41)
Net investment income (loss), net of waivers and reimbursements	1.85	1.49
Class R6 net assets at the end of the year (in thousands)	$229	$171
Portfolio turnover rate (%)*	142	107

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	141

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

						Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$27.75	$23.23	$26.87	$25.24	$22.47	$25.61
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.24)	(0.27)	(0.25)	(0.18)	(0.22)
Net realized and unrealized gain (loss) on investments	(0.68)	5.40	(0.10)	6.88	4.43	(0.93)
Total from investment operations	(0.80)	5.16	(0.37)	6.63	4.25	(1.15)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.64	3.27	5.00	1.48	1.99
Total distributions	—	0.64	3.27	5.00	1.48	1.99
Net asset value, end of year	$26.95	$27.75	$23.23	$26.87	$25.24	$22.47
Total return (%)*	(2.88)	22.26	(2.14)	26.70	18.89	(4.44)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.60	1.54	1.55	1.54	1.55	1.59
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(1.06)	(0.92)	(0.94)	(0.93)	(0.84)	(0.94)
Net investment income (loss), net of waivers and reimbursements	(0.96)	(0.88)	(0.89)	(0.89)	(0.79)	(0.85)
Class N net assets at the end of the year (in thousands)	$141,873	$180,706	$169,074	$146,291	$117,068	$111,944
Portfolio turnover rate (%)*	37	51	74	81	90	91

						Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$31.19	$25.99	$29.61	$27.34	$24.17	$27.32
Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.19)	(0.21)	(0.20)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.75)	6.03	(0.14)	7.47	4.78	(0.99)
Total from investment operations	(0.85)	5.84	(0.35)	7.27	4.65	(1.16)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	0.64	3.27	5.00	1.48	1.99
Total distributions	—	0.64	3.27	5.00	1.48	1.99
Net asset value, end of year	$30.34	$31.19	$25.99	$29.61	$27.34	$24.17
Total return (%)*	(2.73)	22.51	(1.88)	26.99	19.22	(4.20)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.31	1.27	1.25	1.25	1.27	1.30
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.78)	(0.65)	(0.65)	(0.64)	(0.56)	(0.66)
Net investment income (loss), net of waivers and reimbursements	(0.72)	(0.63)	(0.65)	(0.64)	(0.54)	(0.61)
Class I net assets at the end of the year (in thousands)	$312,187	$423,881	$410,233	$343,119	$271,830	$261,269
Portfolio turnover rate (%)*	37	51	74	81	90	91

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

142	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$31.20	$31.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.76)	0.95
Total from investment operations	(0.85)	0.84
Less distributions from:
Net investment income	—	—
Net realized gain	—	0.64
Total distributions	—	0.64
Net asset value, end of year	$30.35	$31.20
Total Return (%)*	(2.72)	2.75
Ratios to average daily net assets (%)**:
Expenses	1.20	1.18
Net investment income (loss)	(0.65)	(0.51)
Class R6 net assets at the end of the year (in thousands)	$64,128	$65,950
Portfolio turnover rate (%)*	37	51

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	143

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.47	$15.04	$20.15	$20.18	$16.68	$17.76
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.09	0.03	0.01	0.04	0.02
Net realized and unrealized gain (loss) on investments	(4.21)	2.92	(3.12)	1.50	4.34	(1.05)
Total from investment operations	(4.17)	3.01	(3.09)	1.51	4.38	(1.03)
Less distributions from:
Net investment income	—	0.09	—	—	0.04	—
Net realized gain	3.04	0.49	2.02	1.54	0.84	0.05
Total distributions	3.04	0.58	2.02	1.54	0.88	0.05
Net asset value, end of year	$10.26	$17.47	$15.04	$20.15	$20.18	$16.68
Total return (%)*	(26.37)	20.09	(15.93)	7.57	26.19	(5.77)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.75	1.55	1.56	1.55	1.53	1.54
Expenses, net of waivers and reimbursements	1.42	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.27	0.49	0.08	(0.01)	0.19	0.10
Net investment income (loss), net of waivers and reimbursements	0.60	0.54	0.14	0.04	0.22	0.14
Class N net assets at the end of the year (in thousands)	$7,027	$12,672	$16,381	$29,271	$33,359	$33,351
Portfolio turnover rate (%)*	43	116	56	38	33	30

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.02	$15.50	$20.70	$20.68	$17.08	$18.17
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.14	0.08	0.06	0.09	0.08
Net realized and unrealized gain (loss) on investments	(4.35)	3.01	(3.21)	1.54	4.44	(1.08)
Total from investment operations	(4.30)	3.15	(3.13)	1.60	4.53	(1.00)
Less distributions from:
Net investment income	—	0.14	0.05	0.04	0.09	0.04
Net realized gain	3.04	0.49	2.02	1.54	0.84	0.05
Total distributions	3.04	0.63	2.07	1.58	0.93	0.09
Net asset value, end of year	$10.68	$18.02	$15.50	$20.70	$20.68	$17.08
Total return (%)*	(26.34)	20.45	(15.74)	7.85	26.46	(5.47)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.47	1.31	1.30	1.29	1.29	1.24
Expenses, net of waivers and reimbursements	1.17	1.25	1.25	1.25	1.25	1.24
Net investment income (loss), before waivers and reimbursements	0.54	0.74	0.36	0.25	0.43	0.43
Net investment income (loss), net of waivers and reimbursements	0.84	0.80	0.41	0.29	0.47	0.43
Class I net assets at the end of the year (in thousands)	$90,613	$162,093	$475,134	$644,749	$675,272	$579,010
Portfolio turnover rate (%)*	43	116	56	38	33	30

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

144	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

		Class R6
	(unaudited)
	Period Ended	Period Ended
	June 30,	December 31,
	2020	2019(a)
Net asset value, beginning of year	$18.03	$18.19
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.16
Net realized and unrealized gain (loss) on investments	(4.36)	0.32
Total from investment operations	(4.30)	0.48
Less distributions from:
Net investment income	—	0.15
Net realized gain	3.04	0.49
Total distributions	3.04	0.64
Net asset value, end of year	$10.69	$18.03
Total Return (%)*	(26.27)	2.69
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.30	1.17
Expenses, net of waivers and reimbursements	1.12	1.17
Net investment income (loss), before waivers and reimbursements	0.76	1.28
Net investment income (loss), net of waivers and reimbursements	0.94	1.28
Class R6 net assets at the end of the year (in thousands)	$474	$513
Portfolio turnover rate (%)*	43	116

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	145

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.92	$11.47	$14.53	$11.60	$11.58	$11.84
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01	0.02	0.05	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.34	3.61	(1.12)	3.46	0.04	0.27
Total from investment operations	0.33	3.62	(1.10)	3.51	0.07	0.29
Less distributions from:
Net investment income	—	0.03	—	0.10	—	0.01
Net realized gain	—	0.14	1.96	0.48	0.05	0.54
Total distributions	—	0.17	1.96	0.58	0.05	0.55
Net asset value, end of year	$15.25	$14.92	$11.47	$14.53	$11.60	$11.58
Total return (%)*	2.21	31.57	(8.23)	30.31	0.62	2.49
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.40	1.39	1.47	1.63	1.62	1.61
Expenses, net of waivers and reimbursements	1.15	1.20	1.33	1.37	1.36	1.39
Net investment income (loss), before waivers and reimbursements	(0.35)	(0.10)	(0.01)	0.09	(0.03)	(0.10)
Net investment income (loss), net of waivers and reimbursements	(0.10)	0.09	0.13	0.35	0.23	0.12
Class N net assets at the end of the year (in thousands)	$8,862	$8,910	$7,225	$7,761	$5,760	$5,588
Portfolio turnover rate (%)*	20	27	49	41	75	55

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.93	$11.47	$14.56	$11.62	$11.59	$11.85
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.05	0.06	0.09	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.34	3.61	(1.13)	3.47	0.05	0.26
Total from investment operations	0.35	3.66	(1.07)	3.56	0.11	0.32
Less distributions from:
Net investment income	—	0.06	0.06	0.14	0.03	0.04
Net realized gain	—	0.14	1.96	0.48	0.05	0.54
Total distributions	—	0.20	2.02	0.62	0.08	0.58
Net asset value, end of year	$15.28	$14.93	$11.47	$14.56	$11.62	$11.59
Total return (%)*	2.34	31.96	(8.06)	30.69	0.98	2.77
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.09	1.07	1.15	1.33	1.31	1.32
Expenses, net of waivers and reimbursements	0.90	0.95	1.07	1.07	1.05	1.10
Net investment income (loss), before waivers and reimbursements	(0.04)	0.22	0.31	0.39	0.28	0.23
Net investment income (loss), net of waivers and reimbursements	0.15	0.34	0.39	0.65	0.54	0.45
Class I net assets at the end of the year (in thousands)	$86,976	$114,666	$83,790	$60,067	$45,772	$45,853
Portfolio turnover rate (%)*	20	27	49	41	75	55

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

146	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class R6
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.93	$11.47	$14.56	$11.62	$11.59	$11.85
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.06	0.07	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.35	3.61	(1.13)	3.47	0.05	0.27
Total from investment operations	0.36	3.67	(1.06)	3.57	0.12	0.33
Less distributions from:
Net investment income	—	0.07	0.07	0.15	0.04	0.05
Net realized gain	—	0.14	1.96	0.48	0.05	0.54
Total distributions	—	0.21	2.03	0.63	0.09	0.59
Net asset value, end of year	$15.29	$14.93	$11.47	$14.56	$11.62	$11.59
Total return (%)*	2.41	32.02	(7.99)	30.78	1.03	2.85
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	1.01	1.08	1.10	1.11	1.11
Expenses, net of waivers and reimbursements	0.85	0.90	1.00	1.00	1.00	1.03
Net investment income (loss), before waivers and reimbursements	(0.03)	0.32	0.39	0.65	0.48	0.39
Net investment income (loss), net of waivers and reimbursements	0.13	0.43	0.47	0.75	0.59	0.47
Class R6 net assets at the end of the year (in thousands)	$1,197	$48,133	$79,685	$143,521	$125,199	$137,527
Portfolio turnover rate (%)*	20	27	49	41	75	55

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.08	$13.80	$16.37	$12.88	$12.89	$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.09	0.13	0.11	0.03	0.07
Net realized and unrealized gain (loss) on investments	(0.24)	4.25	(2.19)	3.70	0.08	0.66
Total from investment operations	(0.23)	4.34	(2.06)	3.81	0.11	0.73
Less distributions from:
Net investment income	—	0.06	0.06	0.20	0.12	0.02
Net realized gain	—	—	0.45	0.12	—	0.07
Total distributions	—	0.06	0.51	0.32	0.12	0.09
Net asset value, end of year	$17.85	$18.08	$13.80	$16.37	$12.88	$12.89
Total return (%)*	(1.27)	31.46	(12.70)	29.65	0.88	6.01
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.31	1.32	1.39	1.59	1.56	1.56
Expenses, net of waivers and reimbursements	1.15	1.18	1.28	1.35	1.30	1.24
Net investment income (loss), before waivers and reimbursements	(0.03)	0.44	0.70	0.48	(0.02)	0.19
Net investment income (loss), net of waivers and reimbursements	0.13	0.58	0.81	0.72	0.24	0.51
Class N net assets at the end of the year (in thousands)	$8,102	$11,163	$8,715	$9,651	$2,922	$377
Portfolio turnover rate (%)*	20	20	33	41	59	29

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.13	$13.84	$16.44	$12.92	$12.91	$12.25
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.12	0.17	0.16	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.24)	4.27	(2.19)	3.71	0.04	0.65
Total from investment operations	(0.21)	4.39	(2.02)	3.87	0.14	0.75
Less distributions from:
Net investment income	—	0.10	0.13	0.23	0.13	0.02
Net realized gain	—	—	0.45	0.12	—	0.07
Total distributions	—	0.10	0.58	0.35	0.13	0.09
Net asset value, end of year	$17.92	$18.13	$13.84	$16.44	$12.92	$12.91
Total return (%)*	(1.16)	31.76	(12.45)	30.05	1.10	6.18
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements.	0.99	1.01	1.07	1.28	1.30	1.46
Expenses, net of waivers and reimbursements	0.90	0.93	1.03	1.05	1.04	1.13
Net investment income (loss), before waivers and reimbursements	0.29	0.64	1.02	0.86	0.48	0.42
Net investment income (loss), net of waivers and reimbursements	0.38	0.72	1.06	1.09	0.74	0.75
Class I net assets at the end of the year (in thousands)	$187,634	$181,617	$76,382	$60,279	$30,944	$13,474
Portfolio turnover rate (%)*	20	20	33	41	59	29

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.12	$13.83	$16.43	$12.92	$12.90	$12.24
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.14	0.18	0.18	0.12	0.11
Net realized and unrealized gain (loss) on investments	(0.24)	4.26	(2.19)	3.70	0.04	0.66
Total from investment operations	(0.20)	4.40	(2.01)	3.88	0.16	0.77
Less distributions from:
Net investment income	—	0.11	0.14	0.25	0.14	0.04
Net realized gain	—	—	0.45	0.12	—	0.07
Total distributions	—	0.11	0.59	0.37	0.14	0.11
Net asset value, end of year	$17.92	$18.12	$13.83	$16.43	$12.92	$12.90
Total return (%)*	(1.10)	31.83	(12.38)	30.08	1.25	6.33
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.92	0.93	0.99	1.03	1.06	1.15
Expenses, net of waivers and reimbursements	0.85	0.88	0.95	0.95	0.95	0.98
Net investment income (loss), before waivers and reimbursements	0.36	0.80	1.07	1.10	0.81	0.71
Net investment income (loss), net of waivers and reimbursements	0.43	0.85	1.11	1.18	0.92	0.88
Class R6 net assets at the end of the year (in thousands)	$466,725	$461,124	$324,902	$308,898	$221,356	$102,227
Portfolio turnover rate (%)*	20	20	33	41	59	29

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$29.68	$23.04	$30.41	$23.86	$24.94	$25.24
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.09	0.16	0.21	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.13	6.87	(5.56)	6.73	(0.92)	(0.25)
Total from investment operations	0.08	6.96	(5.40)	6.94	(0.72)	(0.07)
Less distributions from:
Net investment income	—	0.32	0.12	0.39	0.36	0.23
Net realized gain	—	—	1.85	—	—	—
Total distributions	—	0.32	1.97	0.39	0.36	0.23
Net asset value, end of year	$29.76	$29.68	$23.04	$30.41	$23.86	$24.94
Total return (%)*	0.27	30.24	(18.00)	29.11	(2.88)	(0.27)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.50	1.45	1.46	1.47	1.43	1.42
Expenses, net of waivers and reimbursements	1.45	1.45	1.45	1.45	1.43	1.42
Net investment income (loss), before waivers and reimbursements	(0.41)	0.34	0.54	0.76	0.84	0.71
Net investment income (loss), net of waivers and reimbursements	(0.36)	0.34	0.55	0.78	0.84	0.71
Class N net assets at the end of the year (in thousands)	$232,632	$494,788	$456,533	$763,740	$729,544	$1,023,588
Portfolio turnover rate (%)*	20	34	78	82	101	70

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$30.38	$23.56	$31.13	$24.42	$25.51	$25.82
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.18	0.26	0.30	0.29	0.27
Net realized and unrealized gain (loss) on investments	0.11	7.03	(5.70)	6.89	(0.94)	(0.28)
Total from investment operations	0.12	7.21	(5.44)	7.19	(0.65)	(0.01)
Less distributions from:
Net investment income	—	0.39	0.28	0.48	0.44	0.30
Net realized gain	—	—	1.85	—	—	—
Total distributions	—	0.39	2.13	0.48	0.44	0.30
Net asset value, end of year	$30.50	$30.38	$23.56	$31.13	$24.42	$25.51
Total return (%)*	0.40	30.66	(17.73)	29.49	(2.54)	(0.03)
Ratios to average daily net assets (%)**:
Expenses	1.16	1.14	1.13	1.14	1.13	1.14
Net investment income (loss)	0.06	0.65	0.86	1.08	1.16	1.02
Class I net assets at the end of the year (in thousands)	$1,591,582	$1,552,355	$1,646,811	$2,375,326	$2,251,701	$2,655,156
Portfolio turnover rate (%)*	20	34	78	82	101	70

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$30.37	$27.56
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.05)
Net realized and unrealized gain (loss) on investments	0.12	3.27
Total from investment operations	0.14	3.22
Less distributions from:
Net investment income	—	0.41
Net realized gain	—	—
Total distributions	—	0.41
Net asset value, end of year	$30.51	$30.37
Total Return (%)*	0.46	11.71
Ratios to average daily net assets (%)**:
Expenses	1.07	1.06
Net investment income (loss)	0.11	(0.26)
Class R6 net assets at end of year (in thousands)	$56,994	$61,916
Portfolio turnover rate (%)*	20	34

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$17.35	$13.40	$18.08	$14.55	$15.08	$15.26
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.12	0.18	0.21	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.10	4.00	(3.29)	4.07	(0.54)	(0.18)
Total from investment operations	0.12	4.12	(3.11)	4.28	(0.36)	0.01
Less distributions from:
Net investment income	—	0.17	0.17	0.44	0.17	0.09
Net realized gain	—	—	1.40	0.31	—	0.10
Total distributions	—	0.17	1.57	0.75	0.17	0.19
Net asset value, end of year	$17.47	$17.35	$13.40	$18.08	$14.55	$15.08
Total return (%)*	0.69	30.75	(17.50)	29.53	(2.40)	0.09
Ratios to average daily net assets (%)**:
Expenses	0.99	0.99	0.97	0.97	0.98	0.96
Net investment income (loss),	0.21	0.77	1.01	1.22	1.25	1.18
Net assets at the end of the year (in thousands)	$1,545,382	$1,892,911	$1,784,435	$2,330,299	$2,093,971	$2,335,632
Portfolio turnover rate (%)*	22	35	82	84	105	70

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.85	$10.36	$15.49	$12.87	$13.50	$12.56
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.05	0.04	0.12	0.10	0.05
Net realized and unrealized gain (loss) on investments	(0.42)	3.45	(3.78)	3.98	(0.72)	1.16
Total from investment operations	(0.43)	3.50	(3.74)	4.10	(0.62)	1.21
Less distributions from:
Net investment income	—	0.01	0.08	0.32	0.01	0.24
Net realized gain	—	—	1.31	1.16	0.00^	0.03
Total distributions	—	0.01	1.39	1.48	0.01	0.27
Net asset value, end of year	$13.42	$13.85	$10.36	$15.49	$12.87	$13.50
Total return (%)*	(3.10)	33.81	(24.48)	32.17	(4.60)	9.67
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.54	1.48	1.48	1.62	1.59	1.62
Expenses, net of waivers and reimbursements	1.54	1.48	1.48	1.47	1.44	1.47
Net investment income (loss), before waivers and reimbursements	(0.15)	0.45	0.29	0.70	0.62	0.19
Net investment income (loss), net of waivers and reimbursements	(0.15)	0.45	0.29	0.85	0.77	0.34
Class N net assets at the end of the year (in thousands)	$2,530	$3,650	$3,440	$6,275	$10,361	$11,350
Portfolio turnover rate (%)*	35	38	88	64	73	90

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.98	$10.45	$15.65	$13.00	$13.65	$12.70
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.09	0.09	0.14	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.42)	3.48	(3.84)	4.07	(0.75)	1.18
Total from investment operations	(0.41)	3.57	(3.75)	4.21	(0.61)	1.27
Less distributions from:
Net investment income	—	0.04	0.14	0.40	0.04	0.29
Net realized gain	—	—	1.31	1.16	0.00^	0.03
Total distributions	—	0.04	1.45	1.56	0.04	0.32
Net asset value, end of year	$13.57	$13.98	$10.45	$15.65	$13.00	$13.65
Total return (%)*	(2.93)	34.22	(24.29)	32.70	(4.41)	10.00
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.27	1.21	1.18	1.31	1.30	1.31
Expenses, net of waivers and reimbursements	1.27	1.21	1.18	1.16	1.15	1.16
Net investment income (loss), before waivers and reimbursements	0.21	0.75	0.60	0.77	0.91	0.51
Net investment income (loss), net of waivers and reimbursements	0.21	0.75	0.60	0.92	1.06	0.66
Class I net assets at the end of the year (in thousands)	$126,889	$142,951	$165,451	$338,920	$306,526	$342,232
Portfolio turnover rate (%)*	35	38	88	64	73	90

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.05	$10.50	$15.73	$13.07	$13.72	$12.77
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.11	0.10	0.15	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.42)	3.49	(3.85)	4.08	(0.74)	1.18
Total from investment operations	(0.40)	3.60	(3.75)	4.23	(0.59)	1.28
Less distributions from:
Net investment income	—	0.05	0.17	0.41	0.06	0.30
Net realized gain	—	—	1.31	1.16	0.00^	0.03
Total distributions	—	0.05	1.48	1.57	0.06	0.33
Net asset value, end of year	$13.65	$14.05	$10.50	$15.73	$13.07	$13.72
Total return (%)*	(2.85)	34.32	(24.19)	32.70	(4.31)	10.03
Ratios to average daily net assets (%)**:
Expenses	1.15	1.12	1.08	1.08	1.07	1.08
Net investment income (loss)	0.34	0.86	0.67	0.99	1.13	0.76
Class R6 net assets at the end of the year (in thousands)	$132,922	$162,465	$171,833	$256,558	$199,746	$221,018
Portfolio turnover rate (%)*	35	38	88	64	73	90

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.51	$8.26	$11.06	$7.84	$7.73	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.03	0.03	0.01	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.48)	2.28	(1.97)	3.26	0.09	(1.34)
Total from investment operations	(0.47)	2.31	(1.94)	3.27	0.11	(1.32)
Less distributions from:
Net investment income	—	0.04	0.07	0.05	—	—
Net realized gain	—	0.02	0.79	—	—	0.01
Total distributions	—	0.06	0.86	0.05	—	0.01
Net asset value, end of year	$10.04	$10.51	$8.26	$11.06	$7.84	$7.73
Total return (%)*	(4.47)	27.98	(17.73)	41.68	1.42	(14.56)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.66	1.62	1.60	1.62	1.81	1.89
Expenses, net of waivers and reimbursements	1.40	1.45	1.58	1.47	1.57	1.64
Net investment income (loss), before waivers and reimbursements	(0.13)	0.17	0.27	(0.01)	0.05	(0.07)
Net investment income (loss), net of waivers and reimbursements	0.13	0.34	0.29	0.14	0.29	0.18
Class N net assets at the end of the year (in thousands)	$1,391	$1,856	$2,239	$2,766	$2,479	$1,599
Portfolio turnover rate (%)*	24	33	52	59	135	110

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.52	$8.27	$11.09	$7.87	$7.74	$9.08
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.06	0.06	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.47)	2.29	(1.97)	3.27	0.10	(1.36)
Total from investment operations	(0.45)	2.35	(1.91)	3.29	0.14	(1.31)
Less distributions from:
Net investment income	—	0.08	0.12	0.07	0.01	0.02
Net realized gain	—	0.02	0.79	—	—	0.01
Total distributions	—	0.10	0.91	0.07	0.01	0.03
Net asset value, end of year	$10.07	$10.52	$8.27	$11.09	$7.87	$7.74
Total return (%)*	(4.28)	28.36	(17.45)	41.89	1.82	(14.37)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.33	1.29	1.27	1.40	1.54	1.54
Expenses, net of waivers and reimbursements	1.15	1.20	1.27	1.25	1.30	1.29
Net investment income (loss), before waivers and reimbursements	0.20	0.53	0.58	0.09	0.28	0.28
Net investment income (loss), net of waivers and reimbursements	0.38	0.62	0.58	0.24	0.52	0.53
Class I net assets at the end of the year (in thousands)	$43,268	$45,090	$34,786	$47,666	$30,346	$32,862
Portfolio turnover rate (%)*	24	33	52	59	135	110

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.51	$8.26	$11.09	$7.86	$7.74	$9.07
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.06	0.07	0.03	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.47)	2.29	(1.98)	3.28	0.10	(1.33)
Total from investment operations	(0.45)	2.35	(1.91)	3.31	0.13	(1.29)
Less distributions from:
Net investment income	—	0.08	0.13	0.08	0.01	0.03
Net realized gain	—	0.02	0.79	—	—	0.01
Total distributions	—	0.10	0.92	0.08	0.01	0.04
Net asset value, end of year	$10.06	$10.51	$8.26	$11.09	$7.86	$7.74
Total return (%)*	(4.28)	28.45	(17.46)	42.15	1.74	(14.24)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.26	1.23	1.20	1.19	1.34	1.35
Expenses, net of waivers and reimbursements	1.10	1.15	1.20	1.19	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.28	0.57	0.71	0.33	0.30	0.39
Net investment income (loss), net of waivers and reimbursements	0.44	0.65	0.71	0.33	0.39	0.49
Class R6 net assets at the end of the year (in thousands)	$178,808	$191,337	$161,889	$427,480	$272,678	$93,217
Portfolio turnover rate (%)*	24	33	52	59	135	110

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.67	$11.14	$16.20	$10.99	$10.85	$12.91
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.11	0.01	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.47	2.98	(3.49)	5.35	0.13	(1.98)
Total from investment operations	0.44	3.09	(3.48)	5.33	0.16	(1.94)
Less distributions from:
Net investment income	—	0.16	0.11	0.12	0.02	—
Net realized gain	—	0.40	1.47	—	—	0.12
Total distributions	—	0.56	1.58	0.12	0.02	0.12
Net asset value, end of year	$14.11	$13.67	$11.14	$16.20	$10.99	$10.85
Total return (%)*	3.22	27.89	(21.61)	48.53	1.49	(15.03)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.54	1.51	1.52	1.65	1.65	1.65
Expenses, net of waivers and reimbursements	1.54	1.51	1.52	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.43)	0.84	0.09	(0.29)	0.13	0.18
Net investment income (loss), net of waivers and reimbursements	(0.43)	0.84	0.09	(0.14)	0.28	0.33
Class N net assets at the end of the year (in thousands)	$7,934	$7,804	$7,103	$10,479	$8,488	$9,367
Portfolio turnover rate (%)*	46	79	113	91	105	121

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.82	$11.25	$16.36	$11.10	$10.96	$13.01
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.14	0.05	0.01	0.06	0.07
Net realized and unrealized gain (loss) on investments	0.47	3.02	(3.52)	5.40	0.13	(2.00)
Total from investment operations	0.46	3.16	(3.47)	5.41	0.19	(1.93)
Less distributions from:
Net investment income	—	0.19	0.17	0.15	0.05	—
Net realized gain	—	0.40	1.47	—	—	0.12
Total distributions	—	0.59	1.64	0.15	0.05	0.12
Net asset value, end of year	$14.28	$13.82	$11.25	$16.36	$11.10	$10.96
Total return (%)*	3.33	28.29	(21.37)	48.83	1.73	(14.83)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements.	1.30	1.26	1.27	1.42	1.41	1.40
Expenses, net of waivers and reimbursements	1.30	1.26	1.27	1.27	1.26	1.25
Net investment income (loss), before waivers and reimbursements	(0.19)	1.06	0.34	(0.07)	0.38	0.43
Net investment income (loss), net of waivers and reimbursements	(0.19)	1.06	0.34	0.08	0.53	0.58
Class I net assets at the end of the year (in thousands)	$75,381	$73,496	$79,427	$129,481	$93,668	$130,491
Portfolio turnover rate (%)*	46	79	113	91	105	121

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class R6
	(unaudited) Period Ended June 30,		Years Ended December 31,
	2020		2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.94		$11.35	$16.49	$11.18	$11.05	$13.09
Income (loss) from investment operations:
Net investment income (loss)	(0.00	)^	0.15	0.07	0.02	0.07	0.08
Net realized and unrealized gain (loss) on investments	0.47		3.04	(3.56)	5.46	0.12	(2.00)
Total from investment operations	0.47		3.19	(3.49)	5.48	0.19	(1.92)
Less distributions from:
Net investment income	—		0.20	0.18	0.17	0.06	—
Net realized gain	—		0.40	1.47	—	—	0.12
Total distributions	—		0.60	1.65	0.17	0.06	0.12
Net asset value, end of year	$14.41		$13.94	$11.35	$16.49	$11.18	$11.05
Total return (%)*	3.37		28.28	(21.29)	49.06	1.71	(14.67)
Ratios to average daily net assets (%)**:
Expenses	1.20		1.19	1.19	1.17	1.19	1.17
Net investment income (loss)		(0.07)	1.17	0.46	0.17	0.60	0.61
Class R6 net assets at the end of the year (in thousands)	$744,640		$708,892	$654,441	$1,178,853	$831,587	$739,253
Portfolio turnover rate (%)*	46		79	113	91	105	121

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019		2018	2017	2016	2015
Net asset value, beginning of year	$16.80	$13.96		$18.66	$13.73	$14.84	$16.52
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.00	^	(0.02)	0.01	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	0.22	2.84		(4.38)	5.46	(0.88)	(1.05)
Total from investment operations	0.17	2.84		(4.40)	5.47	(0.79)	(1.06)
Less distributions from:
Net investment income	—	—		—	0.50	0.32	—
Net realized gain	—	—		0.30	0.04	—	0.62
Total distributions	—	—		0.30	0.54	0.32	0.62
Net asset value, end of year	$16.97	$16.80		$13.96	$18.66	$13.73	$14.84
Total return (%)*	1.01	20.34		(23.57)	40.09	(5.33)	(6.40)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.80	1.71		1.70	1.83	1.82	1.94
Expenses, net of waivers and reimbursements	1.55	1.55		1.58	1.64	1.61	1.65
Net investment income (loss), before waivers and reimbursements	(0.83)	(0.14)		(0.22)	(0.11)	0.41	(0.35)
Net investment income (loss), net of waivers and reimbursements	(0.58)	0.02		(0.10)	0.08	0.62	(0.06)
Class N net assets at the end of the year (in thousands)	$3,314	$4,025		$8,977	$15,082	$9,263	$11,306
Portfolio turnover rate (%)*	69	142		187	183	157	167

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019		2018	2017	2016	2015
Net asset value, beginning of year	$16.90	$14.03		$18.73	$13.77	$14.90	$16.52
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	0.04		0.03	0.08	0.13	0.05
Net realized and unrealized gain (loss) on investments	0.22	2.86		(4.41)	5.47	(0.89)	(1.05)
Total from investment operations	0.19	2.90		(4.38)	5.55	(0.76)	(1.00)
Less distributions from:
Net investment income	—	0.03		0.02	0.55	0.37	—
Net realized gain	—	—		0.30	0.04	—	0.62
Total distributions	—	0.03		0.32	0.59	0.37	0.62
Net asset value, end of year	$17.09	$16.90		$14.03	$18.73	$13.77	$14.90
Total return (%)*	1.12	20.58		(23.31)	40.53	(5.11)	(6.03)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.47	1.40		1.38	1.50	1.51	1.52
Expenses, net of waivers and reimbursements	1.30	1.30		1.33	1.31	1.30	1.31
Net investment income (loss), before waivers and reimbursements	(0.49)	0.18		0.13	0.30	0.66	0.09
Net investment income (loss), net of waivers and reimbursements	(0.32)	0.28		0.18	0.49	0.87	0.30
Class I net assets at the end of the year (in thousands)	$122,722	$142,885		$169,770	$282,620	$147,949	$162,375
Portfolio turnover rate (%)*	69	142		187	183	157	167

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$16.93	$14.06	$18.76	$13.79	$14.92	$16.53
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.05	0.05	0.10	0.14	0.06
Net realized and unrealized gain (loss) on investments	0.21	2.86	(4.41)	5.47	(0.89)	(1.05)
Total from investment operations	0.19	2.91	(4.36)	5.57	(0.75)	(0.99)
Less distributions from:
Net investment income	—	0.04	0.04	0.56	0.38	0.00^
Net realized gain	—	—	0.30	0.04	—	0.62
Total distributions	—	0.04	0.34	0.60	0.38	0.62
Net asset value, end of year	$17.12	$16.93	$14.06	$18.76	$13.79	$14.92
Total return (%)*	1.12	20.69	(23.24)	40.62	(5.05)	(5.97)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.38	1.33	1.30	1.29	1.31	1.31
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.39)	0.27	0.22	0.53	0.88	0.28
Net investment income (loss), net of waivers and reimbursements	(0.26)	0.35	0.27	0.57	0.94	0.34
Class R6 net assets at the end of the year (in thousands)	$134,532	$130,711	$98,188	$166,927	$125,650	$123,160
Portfolio turnover rate (%)*	69	142	187	183	157	167

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.41	$9.75	$10.41	$10.41	$10.34	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.30	0.31	0.27	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.31	0.77	(0.56)	0.12	0.18	(0.29)
Total from investment operations	0.44	1.07	(0.25)	0.39	0.45	(0.02)
Less distributions from:
Net investment income	0.19	0.41	0.41	0.39	0.38	0.38
Net realized gain	—	—	—	—	—	—
Total distributions	0.19	0.41	0.41	0.39	0.38	0.38
Net asset value, end of year	$10.66	$10.41	$9.75	$10.41	$10.41	$10.34
Total return (%)*	4.29	11.09	(2.42)	3.83	4.40	(0.23)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.71	0.69	0.69	0.82	0.82	0.79
Expenses, net of waivers and reimbursements	0.60	0.60	0.62	0.65	0.65	0.61
Net investment income (loss), before waivers and reimbursements	2.44	2.90	3.01	2.40	2.43	2.42
Net investment income (loss), net of waivers and reimbursements	2.55	2.99	3.08	2.57	2.60	2.60
Class N net assets at the end of the year (in thousands)	$30,598	$32,176	$70,253	$83,662	$125,866	$139,303
Portfolio turnover rate (%)*	47	58	40	17	17	32

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.30	$9.65	$10.31	$10.30	$10.24	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.31	0.32	0.29	0.30	0.31
Net realized and unrealized gain (loss) on investments	0.30	0.76	(0.56)	0.13	0.16	(0.31)
Total from investment operations	0.44	1.07	(0.24)	0.42	0.46	—
Less distributions from:
Net investment income	0.20	0.42	0.42	0.41	0.40	0.40
Net realized gain	—	—	—	—	—	—
Total distributions	0.20	0.42	0.42	0.41	0.40	0.40
Net asset value, end of year	$10.54	$10.30	$9.65	$10.31	$10.30	$10.24
Total return (%)*	4.30	11.22	(2.31)	4.16	4.55	(0.05)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.51	0.47	0.46	0.60	0.58	0.59
Expenses, net of waivers and reimbursements	0.45	0.45	0.46	0.43	0.41	0.41
Net investment income (loss), before waivers and reimbursements	2.65	3.10	3.24	2.62	2.66	2.75
Net investment income (loss), net of waivers and reimbursements	2.71	3.12	3.24	2.79	2.83	2.93
Class I net assets at the end of the year (in thousands)	$199,616	$206,304	$281,442	$384,464	$322,174	$237,587
Portfolio turnover rate (%)*	47	58	40	17	17	32

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.30	$9.64	$10.30	$10.29	$10.23	$10.63
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.32	0.33	0.30	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.30	0.76	(0.56)	0.13	0.17	(0.31)
Total from investment operations	0.44	1.08	(0.23)	0.43	0.47	0.01
Less distributions from:
Net investment income	0.20	0.42	0.43	0.42	0.41	0.41
Net realized gain	—	—	—	—	—	—
Total distributions	0.20	0.42	0.43	0.42	0.41	0.41
Net asset value, end of year	$10.54	$10.30	$9.64	$10.30	$10.29	$10.23
Total return (%)*	4.32	11.39	(2.26)	4.24	4.61	0.01
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.43	0.41	0.38	0.37	0.37	0.38
Expenses, net of waivers and reimbursements	0.40	0.40	0.38	0.35	0.35	0.35
Net investment income (loss), before waivers and reimbursements	2.73	3.17	3.32	2.85	2.88	2.98
Net investment income (loss), net of waivers and reimbursements	2.76	3.18	3.32	2.87	2.90	3.01
Class R6 net assets at the end of the year (in thousands)	$45,941	$43,655	$70,851	$91,629	$95,216	$103,904
Portfolio turnover rate (%)*	47	58	40	17	17	32

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.57	$8.36	$8.72	$8.86	$8.90	$9.12
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.17	0.17	0.16	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.20	0.32	(0.25)	(0.03)	0.06	(0.11)
Total from investment operations	0.27	0.49	(0.08)	0.13	0.22	0.04
Less distributions from:
Net investment income	0.14	0.28	0.28	0.27	0.26	0.26
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.28	0.28	0.27	0.26	0.26
Net asset value, end of year	$8.70	$8.57	$8.36	$8.72	$8.86	$8.90
Total return (%)*	3.14	5.92	(0.86)	1.46	2.44	0.39
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.07	0.98	0.91	0.88	0.79	0.81
Expenses, net of waivers and reimbursements	0.85	0.85	0.85	0.85	0.79	0.81
Net investment income (loss), before waivers and reimbursements	1.49	1.85	1.96	1.77	1.80	1.71
Net investment income (loss), net of waivers and reimbursements	1.71	1.98	2.02	1.80	1.80	1.71
Class N net assets at the end of the year (in thousands)	$21,204	$19,662	$22,422	$39,625	$52,710	$32,942
Portfolio turnover rate (%)*	40	114	97	37	22	21

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.52	$8.30	$8.66	$8.80	$8.83	$9.05
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.18	0.19	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.19	0.33	(0.25)	(0.03)	0.06	(0.12)
Total from investment operations	0.27	0.51	(0.06)	0.15	0.24	0.06
Less distributions from:
Net investment income	0.14	0.29	0.30	0.29	0.27	0.28
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.29	0.30	0.29	0.27	0.28
Net asset value, end of year	$8.65	$8.52	$8.30	$8.66	$8.80	$8.83
Total return (%)*	3.22	6.24	(0.69)	1.68	2.78	0.63
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.82	0.74	0.65	0.62	0.57	0.55
Expenses, net of waivers and reimbursements	0.70	0.70	0.65	0.62	0.57	0.55
Net investment income (loss), before waivers and reimbursements	1.75	2.10	2.22	2.03	2.05	1.97
Net investment income (loss), net of waivers and reimbursements	1.87	2.14	2.22	2.03	2.05	1.97
Class I net assets at the end of the year (in thousands)	$31,659	$31,629	$34,793	$51,153	$58,160	$62,722
Portfolio turnover rate (%)*	40	114	97	37	22	21

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class R6
	(unaudited) Period Ended June 30,	Period Ended December 31,
	2020	2019(a)
Net asset value, beginning of year	$8.52	$8.45
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.19	0.18
Total from investment operations	0.27	0.27
Less distributions from:
Net investment income	0.14	0.20
Net realized gain	—	—
Total distributions	0.14	0.20
Net asset value, end of year	$8.65	$8.52
Total Return (%)*	3.25	3.18
Ratios to average daily net assets (%)**:
Expenses, before of waivers and reimbursements	0.78	0.71
Expenses, net waivers and reimbursements	0.65	0.65
Net investment income (loss), before of waivers and reimbursements	1.78	1.46
Net investment income (loss), net waivers and reimbursements	1.91	1.52
Class R6 net assets at end of year (in thousands)	$70	$52
Portfolio turnover rate (%)*	40	114

(a)	For the period from May 2, 2019 (Commencement of Operations) to December 31, 2019.
*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.68	$8.70	$8.92	$9.07	$9.16	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.19	0.17	0.11	0.09	0.07
Net realized and unrealized gain (loss) on investments	0.10	0.11	(0.10)	(0.04)	0.02	(0.07)
Total from investment operations	0.16	0.30	0.07	0.07	0.11	—
Less distributions from:
Net investment income	0.14	0.32	0.29	0.22	0.20	0.22
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.32	0.29	0.22	0.20	0.22
Net asset value, end of year	$8.70	$8.68	$8.70	$8.92	$9.07	$9.16
Total return (%)*	1.85	3.48	0.80	0.84	1.16	0.01
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.77	0.75	0.72	0.79	0.83	0.77
Expenses, net of waivers and reimbursements	0.55	0.55	0.58	0.61	0.68	0.60
Net investment income (loss), before waivers and reimbursements	1.22	1.96	1.83	1.04	0.83	0.54
Net investment income (loss), net of waivers and reimbursements	1.44	2.16	1.97	1.22	0.98	0.71
Class N net assets at the end of the year (in thousands)	$7,192	$1,513	$1,661	$1,979	$7,237	$2,712
Portfolio turnover rate (%)*	76	183	122	109	81	106

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.67	$8.70	$8.91	$9.07	$9.16	$9.37
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.20	0.19	0.13	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.09	0.10	(0.09)	(0.05)	0.02	(0.05)
Total from investment operations	0.17	0.30	0.10	0.08	0.13	0.03
Less distributions from:
Net investment income	0.15	0.33	0.31	0.24	0.22	0.24
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.33	0.31	0.24	0.22	0.24
Net asset value, end of year	$8.69	$8.67	$8.70	$8.91	$9.07	$9.16
Total return (%)*	1.93	3.52	1.12	0.91	1.40	0.30
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.58	0.53	0.46	0.59	0.59	0.59
Expenses, net of waivers and reimbursements	0.40	0.40	0.39	0.41	0.44	0.42
Net investment income (loss), before waivers and reimbursements	1.63	2.19	2.05	1.27	1.05	0.70
Net investment income (loss), net of waivers and reimbursements	1.81	2.32	2.12	1.45	1.20	0.87
Class I net assets at the end of the year (in thousands)	$63,588	$38,156	$56,120	$131,186	$219,714	$107,137
Portfolio turnover rate (%)*	76	183	122	109	81	106

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.68	$8.70	$8.91	$9.07	$9.16	$9.38
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.21	0.19	0.14	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.08	0.11	(0.09)	(0.05)	0.02	(0.07)
Total from investment operations	0.16	0.32	0.10	0.09	0.13	0.02
Less distributions from:
Net investment income	0.15	0.34	0.31	0.25	0.22	0.24
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.34	0.31	0.25	0.22	0.24
Net asset value, end of year	$8.69	$8.68	$8.70	$8.91	$9.07	$9.16
Total return (%)*	1.84	3.69	1.15	0.96	1.43	0.22
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.54	0.50	0.42	0.40	0.40	0.42
Expenses, net of waivers and reimbursements	0.35	0.35	0.35	0.37	0.40	0.40
Net investment income (loss), before waivers and reimbursements	1.70	2.22	2.10	1.48	1.25	0.92
Net investment income (loss), net of waivers and reimbursements	1.89	2.37	2.17	1.51	1.25	0.94
Class R6 net assets at the end of the year (in thousands)	$40,582	$36,846	$47,585	$99,912	$53,122	$21,863
Portfolio turnover rate (%)*	76	183	122	109	81	106

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2020

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.44	$11.41	$11.84	$11.34	$11.32	$12.14
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.08	0.08	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	(0.83)	0.37	(0.24)	0.51	0.19	(0.80)
Total from investment operations	(0.81)	0.45	(0.16)	0.57	0.23	(0.76)
Less distributions from:
Net investment income	—	0.42	0.27	0.07	0.21	0.06
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.42	0.27	0.07	0.21	0.06
Net asset value, end of year	$10.63	$11.44	$11.41	$11.84	$11.34	$11.32
Total return (%)*	(7.08)	3.97	(1.30)	5.06	2.01	(6.24)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.33	1.22	1.30	1.52	1.38	1.42
Expenses, net of waivers and reimbursements	1.26	1.22	1.30	1.37	1.23	1.27
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.25	1.21	1.28	1.31	1.23	1.27
Net investment income (loss), before waivers and reimbursements	0.33	0.70	0.66	0.35	0.17	0.17
Net investment income (loss), net of waivers and reimbursements	0.40	0.70	0.66	0.50	0.32	0.32
Class N net assets at the end of the year (in thousands)	$8,519	$13,717	$43,463	$41,483	$61,376	$150,606
Portfolio turnover rate (%)*	16	31	36	43	50	34

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.35	$11.38	$11.88	$11.38	$11.38	$12.22
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.13	0.11	0.11	0.08	0.09
Net realized and unrealized gain (loss) on investments	(0.83)	0.34	(0.24)	0.51	0.18	(0.82)
Total from investment operations	(0.79)	0.47	(0.13)	0.62	0.26	(0.73)
Less distributions from:
Net investment income	—	0.50	0.37	0.12	0.26	0.11
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.50	0.37	0.12	0.26	0.11
Net asset value, end of year	$10.56	$11.35	$11.38	$11.88	$11.38	$11.38
Total return (%)*	(6.96)	4.14	(1.08)	5.50	2.26	(6.00)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.01	0.97	0.99	1.17	1.12	1.14
Expenses, net of waivers and reimbursements	1.01	0.97	0.99	1.02	0.97	0.99
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.00	0.96	0.97	0.96	0.97	0.98
Net investment income (loss), before waivers and reimbursements	0.65	1.09	0.95	0.75	0.52	0.58
Net investment income (loss), net of waivers and reimbursements	0.65	1.09	0.95	0.90	0.67	0.73
Class I net assets at the end of the year (in thousands)	$248,277	$358,935	$486,543	$780,075	$937,244	$1,155,051
Portfolio turnover rate (%)*	16	31	36	43	50	34

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2020	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class R6
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2020	2019	2018	2017	2016	2015
Net asset value, beginning of year	$11.36	$11.38	$11.89	$11.40	$11.39	$12.23
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.14	0.13	0.12	0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.82)	0.34	(0.24)	0.51	0.19	(0.84)
Total from investment operations	(0.78)	0.48	(0.11)	0.63	0.28	(0.72)
Less distributions from:
Net investment income	—	0.50	0.40	0.14	0.27	0.12
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.50	0.40	0.14	0.27	0.12
Net asset value, end of year	$10.58	$11.36	$11.38	$11.89	$11.40	$11.39
Total return (%)*	(6.87)	4.29	(0.94)	5.51	2.44	(5.92)
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.92	0.89	0.91	0.92	0.89	0.90
Expenses, net of waivers and reimbursements	0.92	0.89	0.91	0.92	0.89	0.90
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.91	0.88	0.89	0.86	0.89	0.90
Net investment income (loss), before waivers and reimbursements	0.79	1.23	1.10	1.04	0.81	0.95
Net investment income (loss), net of waivers and reimbursements	0.79	1.23	1.10	1.04	0.81	0.95
Class R6 net assets at the end of the year (in thousands)	$289,668	$378,148	$391,812	$487,082	$582,298	$426,230
Portfolio turnover rate (%)*	16	31	36	43	50	34

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2020

Renewal of the Management Agreement

On April 29, 2020, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”), with the exception of the Small-Mid Cap Core Fund, for which the Management Agreement was approved for an initial two-year term by the Board on July 31, 2019. In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be necessary to evaluate the terms of the Management Agreement. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profitability realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 29, 2020 meeting. In preparation for the review process, the Independent Trustees considered the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe and peer group of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor,” and collectively with the Adviser, “William Blair”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made a presentation to the Board regarding the contract review information, including addressing the supplemental information requests, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser manages the Funds and knowing the management fees. The Board considered the Adviser’s fundamental research approach in actively managed, process oriented investing. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, risk management oversight, compliance program and the expense limitations proposed for each of the Funds’ share classes. The Board also considered the nature, quality and extent of services that the

June 30, 2020	William Blair Funds	169

Adviser provides to the Funds compared to the services that the Adviser provides to other clients. The Board noted that the Adviser pays the compensation of all of the officers of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of each share class of the Funds for the one-, three-, five- and ten-year periods ended December 31, 2019, as applicable, along with annualized total return information for a Morningstar performance peer universe of funds and one or more benchmark securities indexes. The Morningstar performance peer universe for each Fund included all funds in the same Morningstar category as the Fund. For purposes of this report, Class I shares were used for comparison purposes as the Board noted that Class I shares represent the largest percentage of assets in the Trust. In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce different results.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations. The Board concluded that the Adviser had managed the equity Funds in the U.S., Global/International and Emerging Markets growth strategies consistent with its disciplined quality growth philosophy. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2019. The Board also considered that the Fund underperformed the benchmark (Russell 3000® Growth Index) for the one- and five-year periods and outperformed the benchmark for the three-year period ended December 31, 2019.

Large Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2019. The Board also considered that the Fund was within range of the benchmark (Russell 1000® Growth Index) for the one-year period and outperformed the benchmark for the three- and five-year periods ended December 31, 2019.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell Midcap® Growth Index) for the one- and three-year periods and below the average of its Morningstar performance peer universe and the benchmark for the five-year period ended December 31, 2019.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2500TM Growth Index) for the one-year period and above the average of its Morningstar performance peer universe and the benchmark for the three- and five-year periods ended December 31, 2019.

Small-Mid Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2500TM Value Index) for the one-, three- and five-year periods ended December 31, 2019. The Board considered the Adviser’s view that while better stock selection would have lessened underperformance over the three- and five- year periods, that the rally in deeper value stocks and the outperformance of smaller cap and lower quality stocks contributed to underperformance.

Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Growth Index) for the one-year period and above the average of its Morningstar performance peer universe and the benchmark for the three- and five-year periods ended December 31, 2019.

Small Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Value Index) for the one-, three- and five-year periods ended December 31, 2019. The Board considered the Adviser’s view that while better stock selection would have lessened underperformance over the three- and five- year periods, that the rally in deeper value stocks and the outperformance of smaller cap and lower quality stocks contributed to underperformance.

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2019.

170	Semiannual Report	June 30, 2020

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2019.

International Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-year period and below the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2019.

Institutional International Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-year period and below the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2019.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-year period and below the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2019.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets (net) Index) for the one- and three-year periods and was within range of the benchmark for the five-year period ended December 31, 2019.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (MSCI Emerging Markets IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2019.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was within range of the average of its Morningstar performance peer universe for the one-year period and below the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one- and three-year periods and was within range of the benchmark for the five-year period ended December 31, 2019.

Bond Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Bloomberg Barclays U.S. Aggregate Bond Index) for the one-, three- and five-year periods ended December 31, 2019.

Income Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and five-year periods and within range of its Morningstar performance peer universe for the three-year period ended December 31, 2019. The Board also considered that the Fund underperformed the benchmark (Bloomberg Barclays Intermediate Government/Credit Bond Index) for the one-, three- and five-year periods ended December 31, 2019.

Low Duration Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-year period and below the average of its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (ICE BofAML 1-Year US Treasury Note Index) for the one-, three- and five-year periods ended December 31, 2019.

Macro Allocation Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and five-year periods and above the average of its Morningstar performance peer universe for the three-year period ended December 31, 2019. The Board also considered that the Fund outperformed the benchmark (ICE BofAML 3-Month US Treasury Bill Index) for the one- and three-year periods and underperformed the benchmark for the five-year period ended December 31, 2019. The Board considered the Adviser’s view that many of the strategies in the Morningstar peer group were of the type that had a much higher correlation to the global and U.S. equity market than the Fund, and/or realized greater levels of volatility during these time periods, which may have helped contribute to higher returns compared to the Fund as equity markets were generally positively performing, with the U.S. equity market among the strongest segment.

June 30, 2020	William Blair Funds	171

Management Fees. The Board reviewed each Fund’s management fee and reviewed information comparing the management fee to those of an expense peer group and an expense peer universe of funds provided by Broadridge for each share class of the Funds. The Broadridge expense peer group for Class N shares of each Fund (“Class N Broadridge Expense Group”) consisted of a group of retail no-load funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer group for Class I (the “Class I Broadridge Expense Group”) and Class R6 of each Fund consisted of a group of institutional funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer universe for each share class of each Fund consisted of the Fund’s Broadridge expense peer group and all other no-load funds with an investment strategy as classified by Broadridge similar to the Fund’s. In considering the Broadridge information and giving effect to the contractual management fee reductions proposed by the Adviser, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Small-Mid Cap Value Fund, the International Small Cap Growth Fund, the Emerging Markets Small Cap Growth Fund and the Bond Fund were below the average contractual management fee of their Class I Broadridge Expense Group. The Board also noted that the contractual management fees for the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Leaders Fund, the International Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Income Fund, the Low Duration Fund and the Macro Allocation Fund were above the average contractual management fee of their Class I Broadridge Expense Group. The Board also considered the Adviser’s proposal to reduce the contractual management fee for the Small-Mid Cap Value Fund and the Small Cap Value Fund.

In considering the management fee for the Institutional International Growth Fund, which does not have share classes, the Board noted that the contractual management fee for the Fund was above the average contractual management fee of its Broadridge expense peer group.

The Board noted the current and proposed contractual expense limitations for the Funds and further noted that the Adviser proposed reducing the contractual limit on operating expenses for the Small-Mid Cap Value Fund and the Small Cap Value Fund. The Board considered that the Adviser proposed to contractually limit operating expenses until April 30, 2021 for each share class of the Funds. The Board considered the amount of management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2019, noting that the Adviser waived its entire management fee for and reimbursed other expenses to the Small-Mid Cap Value Fund.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statements to the effect that the level of services provided to the Funds and the regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statements to the effect that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with the applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size. The Board also considered that certain of the Funds were part of investment strategies that were capacity constrained by the Adviser so that opportunities for economies of scale were limited. The Board further considered that of the Funds that are subject to capacity constraints, the International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund and Emerging Markets Small Cap Growth Fund are closed to investors, except as noted in each Fund’s prospectus.

In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, management fee breakpoints for applicable Funds, the expense limitations in place for each Fund and the proposed reduction in management fees and/or expense limits for certain Funds and each Fund’s expense ratios. The Board concluded that in the aggregate the Funds’ fee levels reasonably reflect appropriate recognition of economies of scale.

172	Semiannual Report	June 30, 2020

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, nearly all of which are paid to third parties; and (5) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2020	William Blair Funds	173

Review of Liquidity Risk Management Program

The Board of Trustees (the “Board”) of William Blair Funds previously approved the William Blair Funds Liquidity Risk Management Program Policy (the “Policy”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which sets forth the terms of the William Blair Liquidity Risk Management Program (the “Program”). The Program (through the Policy) seeks to assess, manage and review each Fund’s liquidity risk. For purposes of the Program, the Policy and the Liquidity Rule, “liquidity risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Funds. Among other things, the Liquidity Rule requires that a written report be provided to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including (if applicable) the operation of any highly liquid investment minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board designated the Liquidity Risk Management Committee of William Blair Investment Management, LLC, the Funds’ investment adviser, to be the administrator for the Program (the “Program Administrator”). On February 19, 2020, the Board of Trustees reviewed the Program Administrator’s written report (the “Report”) concerning the operation of the Program and the Policy as well as the adequacy and effectiveness of the Program’s and Policy’s implementation for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). There were no material changes to the Program or to the Policy during the Program Reporting Period.

The Report summarized the operation of the Program and the Policy and the information and factors considered by the Program Administrator in assessing whether the Program and the Policy have been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the classification of each of the Funds’ respective investments into one of four liquidity categories that reflect an estimate of their liquidity under normal and reasonably foreseeable stressed conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and whether an HLIM should be established for any Fund; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule); (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures; and (6) the nature and quality of the services provided by the service provider engaged to assist with determining liquidity classifications for the Funds. Based on this review, the Report concluded that the Program and the Policy meet the requirements of the Liquidity Rule and are operating effectively.

174	Semiannual Report	June 30, 2020

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Interested Trustees
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014-2018	Global Head of Investment Management since 2017, portfolio manager (2014–2017) and Partner, William Blair	20	Chairman, William Blair SICAV
Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair	20	Director, William Blair SICAV
Non-Interested Trustees
Vann A. Avedisian, 1964(3)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	20	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; Vice Chairman, Independent Directors Council (since 2019); formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	20	Muzinich BDC, Inc. (since 2019); Board of Governors, Investment Company Institute (since 2019); Professionally Managed Portfolios (since 2018); Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	The number shown does not include three additional series of the Trust that are in existence, but not currently offered to the public.
**	Includes directorships of public companies and other registered investment companies held during the past five years.

June 30, 2020	William Blair Funds	175

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past 5 Years**
Daniel N. Leib, 1966(3)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	20	Donnelley Financial Solutions, Inc. (since 2016)
Dorri C. McWhorter, 1973	Trustee	Since 2019	Chief Executive Officer, YWCA Metropolitan Chicago (since 2013); formerly Partner, Crowe LLP (2008-2013)(4)	20	Skyway Concession Company, LLC (since 2018); Illinois CPA Society (since 2017); Lifeway Foods, Inc. (since 2020); American Institute of Certified Public Accountants (2013-2016); Chicago Finance Exchange (2009-2017)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994-2004)	20	Mutual Trust Financial Group (provider of insurance and investment products)
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(5)	20	Frankly Inc. (technology products and services for media industry) (since 2016); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (2013-2019)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Independent Trustees occurs no later than at the conclusion of the calendar year that occurs after the earlier of (a) the Independent Trustee’s 75th birthday or (b) the 17th anniversary of the date that the Independent Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (“DFS’’) for financial printing and other services. DFS is a public company. The Funds and William Blair in the aggregate paid DFS approximately $122,000 and $188,000 in 2018 and 2019, respectively, for the services provided. DFS’s revenue was approximately $1 billion in 2018 and approximately $900 million in 2019. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair.
(4)	As a former partner of the audit firm Crowe LLP (formerly, Crowe Horwath LLP), Ms. McWhorter receives distributions of her capital in the firm over time and those distributions are expected to be completed in March 2021. The Funds and William Blair made no payments to Crowe LLP over the past three years.
(5)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

176	Semiannual Report	June 30, 2020

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Officers

Marcelo Assalin, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair

Robert J. Duwa, 1967	Senior Vice President	Since 2019	Partner, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

James E. Jones, 1977	Senior Vice President	Since 2019	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Lisa D. Rusch, 1970	Senior Vice President Vice President	Since 2020 2018-2020	Partner, William Blair (since 2020); formerly, Associate, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

June 30, 2020	William Blair Funds	177

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years

Dan Zelazny, 1971	Senior Vice President	Since 2019	Associate, William Blair (since 2019); formerly Managing Director, AQR Capital Management (2011-2019)

Ruta Ziverte, 1973	Senior Vice President	Since 2020	Associate, William Blair (since 2019); formerly, Oppenheimer Funds (2015-2019)

Kathleen M. Lynch, 1971	Vice President	Since 2020	Associate, William Blair

Marco Ruijer, 1975	Vice President	Since 2020	Associate, William Blair (since 2020); formerly, NN Investment Partners (2013-2020)

Paul J. Sularz, 1971	Vice President	Since 2009	Associate, William Blair

John M. Raczek, 1970	Treasurer Assistant Treasurer	Since 2019 2010-2019	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

David M. Cihak, 1982	Assistant Treasurer	Since 2019	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

178	Semiannual Report	June 30, 2020

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2019 (in thousands):

Fund	Capital Gain Dividend
Growth	$23,906
Large Cap Growth	18,020
Mid Cap Growth	6,879
Small-Mid Cap Growth	231,889
Small-Mid Cap Value	105
Small Cap Growth	15,356
Small Cap Value	47,335
Global Leaders	2,859
Emerging Markets Leaders	382
Emerging Markets Growth	24,009

June 30, 2020	William Blair Funds	179

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares, as applicable), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2020 to June 30, 2020.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

180	Semiannual Report	June 30, 2020

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,077.25	$6.20	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,044.03	$6.10	1.20
Class I-actual return	$1,000.00	$1,079.11	$4.86	0.94
Class I-hypothetical 5% return	$1,000.00	$1,045.33	$4.78	0.94
Class R6-actual return	$1,000.00	$1,079.93	$4.55	0.88
Class R6-hypothetical 5% return	$1,000.00	$1,045.62	$4.48	0.88
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,096.27	$4.69	0.90
Class N-hypothetical 5% return	$1,000.00	$1,045.52	$4.58	0.90
Class I-actual return	$1,000.00	$1,097.59	$3.39	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.77	$3.31	0.65
Class R6-actual return	$1,000.00	$1,098.33	$3.13	0.60
Class R6-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$986.35	$5.93	1.20
Class N-hypothetical 5% return	$1,000.00	$1,044.03	$6.10	1.20
Class I-actual return	$1,000.00	$988.26	$4.70	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.28	$4.83	0.95
Class R6-actual return	$1,000.00	$988.27	$4.45	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.52	$4.58	0.90
Small-Mid Cap Core Fund
Class I-actual return	$1,000.00	$895.13	$4.48	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.28	$4.83	0.95
Class R6-actual return	$1,000.00	$896.07	$4.24	0.90
Class R6-hypothetical 5% return	$1,000.00	$1,045.52	$4.58	0.90
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,006.69	$6.74	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.29	$6.86	1.35
Class I-actual return	$1,000.00	$1,007.78	$5.49	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.53	$5.59	1.10
Class R6-actual return	$1,000.00	$1,008.15	$5.24	1.05
Class R6-hypothetical 5% return	$1,000.00	$1,044.78	$5.34	1.05
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$761.14	$5.34	1.22
Class N-hypothetical 5% return	$1,000.00	$1,043.93	$6.20	1.22
Class I-actual return	$1,000.00	$763.70	$4.25	0.97
Class I-hypothetical 5% return	$1,000.00	$1,045.18	$4.93	0.97
Class R6-actual return	$1,000.00	$761.90	$4.03	0.92
Class R6-hypothetical 5% return	$1,000.00	$1,045.43	$4.68	0.92
Small Cap Growth Fund
Class N-actual return	$1,000.00	$971.17	$7.35	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.54	$7.62	1.50
Class I-actual return	$1,000.00	$972.75	$6.13	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.78	$6.35	1.25
Class R6-actual return	$1,000.00	$972.76	$5.89	1.20
Class R6-hypothetical 5% return	$1,000.00	$1,044.03	$6.10	1.20
Small Cap Value Fund
Class N-actual return	$1,000.00	$736.26	$6.13	1.42
Class N-hypothetical 5% return	$1,000.00	$1,042.94	$7.21	1.42
Class I-actual return	$1,000.00	$736.58	$5.05	1.17
Class I-hypothetical 5% return	$1,000.00	$1,044.18	$5.95	1.17
Class R6-actual return	$1,000.00	$737.27	$4.84	1.12
Class R6-hypothetical 5% return	$1,000.00	$1,044.43	$5.69	1.12

June 30, 2020	William Blair Funds	181

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During the Period (a)	Annualized Expense Ratio
Global Leaders Fund
Class N-actual return	$1,000.00	$1,022.12	$5.78	1.15%
Class N-hypothetical 5% return	$1,000.00	$1,044.28	$5.85	1.15
Class I-actual return	$1,000.00	$1,023.44	$4.53	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.52	$4.58	0.90
Class R6-actual return	$1,000.00	$1,024.11	$4.28	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.77	$4.32	0.85
International Leaders Fund
Class N-actual return	$1,000.00	$987.28	$5.68	1.15
Class N-hypothetical 5% return	$1,000.00	$1,044.28	$5.85	1.15
Class I-actual return	$1,000.00	$988.42	$4.45	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.52	$4.58	0.90
Class R6-actual return	$1,000.00	$988.96	$4.20	0.85
Class R6-hypothetical 5% return	$1,000.00	$1,045.77	$4.32	0.85
International Growth Fund
Class N-actual return	$1,000.00	$1,002.70	$7.22	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.79	$7.36	1.45
Class I-actual return	$1,000.00	$1,003.95	$5.78	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.23	$5.90	1.16
Class R6-actual return	$1,000.00	$1,004.61	$5.33	1.07
Class R6-hypothetical 5% return	$1,000.00	$1,044.68	$5.44	1.07
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$1,006.92	$4.94	0.99
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.08	$5.03	0.99
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$968.95	$7.54	1.54
Class N-hypothetical 5% return	$1,000.00	$1,042.34	$7.82	1.54
Class I-actual return	$1,000.00	$970.67	$6.22	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.68	$6.45	1.27
Class R6-actual return	$1,000.00	$971.53	$5.64	1.15
Class R6-hypothetical 5% return	$1,000.00	$1,044.28	$5.85	1.15
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$955.28	$6.81	1.40
Class N-hypothetical 5% return	$1,000.00	$1,043.04	$7.11	1.40
Class I-actual return	$1,000.00	$957.22	$5.60	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.28	$5.85	1.15
Class R6-actual return	$1,000.00	$957.18	$5.35	1.10
Class R6-hypothetical 5% return	$1,000.00	$1,044.53	$5.59	1.10
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,032.19	$7.78	1.54
Class N-hypothetical 5% return	$1,000.00	$1,042.34	$7.82	1.54
Class I-actual return	$1,000.00	$1,033.29	$6.57	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Class R6-actual return	$1,000.00	$1,033.72	$6.07	1.20
Class R6-hypothetical 5% return	$1,000.00	$1,044.03	$6.10	1.20
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,010.12	$7.75	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.29	$7.87	1.55
Class I-actual return	$1,000.00	$1,011.24	$6.50	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Class R6-actual return	$1,000.00	$1,011.22	$6.25	1.25
Class R6-hypothetical 5% return	$1,000.00	$1,043.78	$6.35	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,042.94	$3.05	0.60
Class N-hypothetical 5% return	$1,000.00	$1,047.02	$3.05	0.60
Class I-actual return	$1,000.00	$1,042.98	$2.29	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.76	$2.29	0.45
Class R6-actual return	$1,000.00	$1,043.24	$2.03	0.40
Class R6-hypothetical 5% return	$1,000.00	$1,048.01	$2.04	0.40

182	Semiannual Report	June 30, 2020

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During the Period (a)	Annualized Expense Ratio
Income Fund
Class N-actual return	$1,000.00	$1,031.41	$4.29	0.85%
Class N-hypothetical 5% return	$1,000.00	$1,045.77	$4.32	0.85
Class I-actual return	$1,000.00	$1,032.22	$3.54	0.70
Class I-hypothetical 5% return	$1,000.00	$1,046.52	$3.56	0.70
Class R6-actual return	$1,000.00	$1,032.48	$3.28	0.65
Class R6-hypothetical 5% return	$1,000.00	$1,046.77	$3.31	0.65
Low Duration Fund
Class N-actual return	$1,000.00	$1,018.58	$2.76	0.55
Class N-hypothetical 5% return	$1,000.00	$1,047.27	$2.80	0.55
Class I-actual return	$1,000.00	$1,019.36	$2.01	0.40
Class I-hypothetical 5% return	$1,000.00	$1,048.01	$2.04	0.40
Class R6-actual return	$1,000.00	$1,018.44	$1.76	0.35
Class R6-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35
Macro Allocation Fund
Class N-actual return	$1,000.00	$929.20	$6.04	1.26
Class N-hypothetical 5% return	$1,000.00	$1,043.73	$6.40	1.26
Class I-actual return	$1,000.00	$930.40	$4.85	1.01
Class I-hypothetical 5% return	$1,000.00	$1,044.98	$5.14	1.01
Class R6-actual return	$1,000.00	$931.34	$4.42	0.92
Class R6-hypothetical 5% return	$1,000.00	$1,045.43	$4.68	0.92

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 182 and divided by 366 (to reflect the one-half year period).

June 30, 2020	William Blair Funds	183

BOARD OF TRUSTEES

Vann A. Avedisian

Principal, Highgate Holdings

Kathleen T. Barr

Retired Senior Managing Director, PNC Capital Advisors, LLC

Stephanie G. Braming, Chairman and President

Partner, William Blair

Daniel N. Leib

Chief Executive Officer, Donnelley Financial Solutions, Inc.

Dorri C. McWhorter

Chief Executive Officer, YWCA Metropolitan Chicago

Arthur J. Simon

Partner, William Blair

Thomas J. Skelly

Retired Managing Partner, Accenture

Steven R. Zenz

Retired Partner, KPMG LLP

Officers

Marcelo Assalin, Senior Vice President

Michael P. Balkin, Senior Vice President

Thomas Clarke, Senior Vice President

Daniel Crowe, Senior Vice President

Robert J. Duwa, Senior Vice President

Simon Fennell, Senior Vice President

Andrew G. Flynn, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

James E. Jones, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

John C. Murphy, Senior Vice President

Casey K. Preyss, Senior Vice President

David P. Ricci, Senior Vice President

Lisa D. Rusch, Senior Vice President

Ward D. Sexton, Senior Vice President

Brian D. Singer, Senior Vice President

Dan Zelazny, Senior Vice President

Ruta Ziverte, Senior Vice President

Kathleen M. Lynch, Vice President

Marco Ruijer, Vice President

Paul J. Sularz, Vice President

John M. Raczek, Treasurer

Andrew T. Pfau, Secretary

David M. Cihak, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Robert J. Toner, Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

DST Asset Manager Solutions, Inc.

(formerly known as Boston Financial Data Services, Inc.)

For customer assistance, call 1-800-635-2886

P.O. Box 219137

Kansas City, Missouri 64121-9137

184	Semiannual Report	June 30, 2020

William Blair Funds

U.S. EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Core Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Growth Fund	MULTI-ASSET AND
Small-Mid Cap Value Fund	Institutional International Growth Fund	ALTERNATIVE
Small Cap Growth Fund	International Small Cap Growth Fund	Macro Allocation Fund
Small Cap Value Fund	Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended to date (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

Not applicable to this filing.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act of 1940 is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (a) (4)

Not applicable to this filing.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 26, 2020

/s/ John M. Raczek
By:	John M. Raczek
Treasurer (Principal Financial Officer)

Date: August 26, 2020